Exhibit 10.7

BAY-VANGUARD FEDERAL SAVINGS BANK

401(k) PROFIT SHARING PLAN

BAY-VANGUARD FEDERAL SAVINGS BANK

401(k) PROFIT SHARING PLAN

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	S.	Employee After-Tax Contributions	8
	T.	Rollover Contributions and Transferred Benefits	8
	U.	Normal Retirement Age	8

	VESTING		9

	V.	Vesting	9
	W.	Required Top-Heavy Minimum Vesting	9
	X.	Years of Vesting Service	9
	Y.	Years of Service – Break-in-Service	9
	Z.	Vesting at Death or Total Disability	10

	DISTRIBUTION OF BENEFITS		10

	AA.	Participant Loans	10
	BB.	Hardship Withdrawals	10
	CC.	In-Service Distributions Other Than Hardship	11
	DD.	Cash-Out Options	11
	EE.	Time of Distribution Upon Employment Termination	11
	FF.	Right to Defer Receipt of Benefits After Normal Retirement Age and Age 70½	12
	GG.	Accrued Benefits Subject to REACT Annuity Requirements	12
	HH.	Alternate Forms of Benefits Payments	12
	II.	Reserved	12
	JJ.	Total Disability	13

	MISCELLANEOUS		13

	KK.	Participant Directed Accounts	13
	LL.	Valuation Date	13
	MM.	Look-Back Year	13
	NN.	Co-Trustees	13
	OO.	Correction of Multiple Use	13
	PP.	Model Amendment	14

II.	DEFINITIONS		15

	A.	Terms Defined In This Article II	15
	B.	Terms Not Defined in Article I and II of this Plan	40

III.	PARTICIPATION AND MEMBERSHIP		42

	A.	Participation Date	42
	B.	Leave of Absence	42

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	C.	Enrollment	43
	D.	Omission of Eligible Employee	43
	E.	Inclusion of Ineligible Employee	43

IV.	EMPLOYER CONTRIBUTIONS		44

	A.	In General	44
	B.	Special Make-up Contribution	44
	C.	Corrective Contributions	44
	D.	Profit Sharing and Retirement Savings (401(k)) Contributions	44
	E.	Actual Deferral Percentage Limitation	45
	F.	Safe Harbor Contributions	47
	G.	Simple 401(k) Plans	50
	H.	Limitation on Elective Deferrals	51
	I.	Reserved	51
	J.	Correction of Excess Contributions	51
	K.	Coordination of Excess Contributions with Excess Deferrals	55
	L.	Income Allowable to Excess Contribution	55
	M.	Correction of Excess Deferrals	55
	N.	Income Allowable to Excess Deferrals	56
	O.	Coordination of Excess Deferrals with Distribution or Recharacterization of Excess Contributions	56
	P.	Distribution of Amounts Attributed to Elective Contributions	56
	Q.	Hardship Withdrawals	57
	R.	Aggregation of Employer’s Plans	59

V.	ALLOCATIONS TO PARTICIPANTS’ ACCOUNTS		60

	A.	Maintenance of Accounts	60
	B.	Valuation of Trust	60
	C.	Allocation of Trust Earnings	60
	D.	Allocation to Contribution Accounts	61
	E.	Limitation on Allocation of Employer Contributions and Forfeitures	62
	F.	Allocation Priorities if Limitations Exceeded	64
	G.	Key Man Insurance Proceeds	64

VI.	VESTING AND BENEFIT ENTITLEMENT		65

	A.	Vesting	65
	B.	Forfeitures	65
	C.	Re-Vesting in Forfeitures Upon Re-Employment	67
	D.	Limitation on Vesting Upon Re-Employment	67
	E.	Vesting Upon Change of Employment Status	67

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	F.	Vested Interest Not Distributed	68
	G.	Break-in-Service While Still Employed	68
	H.	Effect of Break-in-Service – Vested Participant	68
	I.	Reserved	68
	J.	Effect of Break-in-Service – Non-Vested Participant	68
	K.	Limitation on Right to Amend Vesting Schedule	69

VII.	DISTRIBUTION OF BENEFITS		70

	A.	Definitions	70
	B.	Distribution With Annuity Option – Other Than Death	72
	C.	Distribution at Death	79
	D.	Transitional Rules	82
	E.	Non-Annuity Rules	83
	F.	Time of Distribution	83
	G.	Pre-TEFRA Designations	83
	H.	Loans to Participants	84
	I.	Reserved	86
	J.	Distributions to Incompetent Persons	86
	K.	Nonliability	86
	L.	Benefit Claims Procedure	87
	M.	Income Tax Withholding	88
	N.	Qualified Domestic Relations Orders	88
	O.	Overpayment of Vested Interest	88

VIII.	TOP-HEAVY LIMITATIONS		89

	A.	Definitions	89
	B.	Aggregation Groups	91
	C.	60% Test – Special Rules	91
	D.	Minimum Vesting Requirements	92
	E.	Minimum Benefit Requirement	93
	F.	Annual Section 415 Compensation	94
	G.	Multiple Plans	95

IX.	DESIGNATED BENEFICIARIES		96

X.	CONTRIBUTIONS BY PARTICIPANTS		97

	A.	Employee After-Tax Contributions	97
	B.	Rollover Contributions	97
	C.	Separate Administration and Accounts for Participant Contributions	97
	D.	Vesting	98

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	E.	Withdrawal of Contributions	98
	F.	Distribution of Rollover Contribution Accounts	98
	G.	Limitations on Section 401(m) Contributions	99
	H.	Correction of Excess Aggregate Contributions	101
	I.	Reserved	102
	J.	Distribution of Income	102
	K.	Coordination with Section 401(a)(4) of the Code	103
	L.	Additional Qualified Nonelective Employer Contributions	103
	M.	Correction of Excess Aggregate Contribution Prior to the Plan Year	105
	N.	Coordination with Correction of Excess Contributions and Excess Deferrals	105
	O.	Prevention of Multiple Use	105
	P.	Aggregation Rules for Section 401(m) Contributions	107

XI.	LIFE INSURANCE POLICIES		109

	A.	Investment and Ownership of Life Insurance Policies	109
	B.	Payment of Premiums	109
	C.	Accounting for Policies	109
	D.	Discrimination	109
	E.	Disposition Upon Retirement or Total Disability	109
	F.	Disposition Upon Other Separation From Service	109
	G.	Policy Loans	110
	H.	Insurer Not a Party	110
	I.	Reserved	111
	J.	Insurance Limitations	111

XII.	TRUST		112

	A.	Payment of Contributions	112
	B.	Participant Directed Accounts	112

XIII.	THE ADMINISTRATIVE COMMITTEE		113

	A.	Committee Membership	113
	B.	Named Fiduciary and Plan Administration	113
	C.	Compensation	113
	D.	Delegation of Duties	113
	E.	Bonding of Fiduciaries	114
	F.	Action By Committee Members	114

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XIV.	AMENDMENT AND TERMINATION; RETURN OF EMPLOYER CONTRIBUTIONS; PARTICIPATING EMPLOYERS		115

	A.	Amendment	115
	B.	Termination or Partial Termination or Complete Discontinuance of Contributions	115
	C.	Return of Employer Contributions	116
	D.	Procedure for Adoption and Withdrawal by Participating Employers	117

XV.	STANDARD OF CONDUCT OF FIDUCIARIES		119

	A.	Fiduciaries	119
	B.	Fiduciary Duties	119

XVI.	MERGERS, CONSOLIDATIONS AND TRANSFERS OF ASSETS		120

	A.	Merger or Consolidation of the Plan	120
	B.	Transfers From Other Qualified Plans – Rollovers	120
	C.	Transfer To Eligible Retirement Plans	120
	D.	Transfer or Merger of Money Purchase Pension Plan to this Plan	120

XVII.	MISCELLANEOUS		121

	A.	Limitation of Rights and Employment Relationship	121
	B.	Payments to Missing Persons	121
	C.	Spendthrift Provisions	121
	D.	Indemnification	122
	E.	Applicable Laws; Severability	122

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BAY-VANGUARD FEDERAL SAVINGS BANK

401(k) PROFIT SHARING PLAN

Amended and Restated

BAY-VANGUARD FEDERAL SAVINGS BANK, a Maryland corporation (the “Employer”), has adopted this amended and restated Profit Sharing and Retirement Savings Plan to allow its Employees who are eligible to participate in the Plan to share in the growth of the Employer in accordance with the terms and conditions set forth below, in order to (i) promote in the Employees an interest in the successful operation of the Employer’s business and in the increased efficiency of their work; (ii) provide the participating Employees with benefits upon their retirement; and (iii) provide their Beneficiaries with death benefits.

This Plan and Trust are intended to meet the requirements of Section 404(c) of ERISA and its regulations.

I. PLAN SPECIFICATIONS

A. Name.

This Profit Sharing and Retirement Savings Plan shall be known as the “BAY-VANGUARD FEDERAL SAVINGS BANK 401(k) PROFIT SHARING PLAN.”

B. Exclusive Benefit.

This Plan shall be maintained for the exclusive benefit of the Participants and their Beneficiaries and is intended to qualify as a defined contribution plan under the appropriate provisions of ERISA and the Code.

C. Effective Date.

“Effective Date” means 01/01/1993.

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BAY-VANGUARD FEDERAL SAVINGS BANK
401(k) PROFIT SHARING PLAN

“Amended Effective Date” means July 1, 2004, unless otherwise stated herein.

D. Plan Year.

“Plan Year” means each 12 consecutive month period ending on 06/30.

E. Limitation Year.

“Limitation Year” means each 12 consecutive month period ending on the last day of the Plan Year.

ELIGIBILITY AND PARTICIPATION

F. Eligible Employee.

“Eligible Employee” means, with respect to any Plan Year, every Employee of the Employer who meets the following requirements:

1. Minimum Age:

He or she has attained age 21.

2. Service:

He or she has completed one (1) Year of Service.

3. Years of Service – Break-in-Service.

The Hour of Service requirement of Paragraphs A.8 and A.95 of Article II shall not be modified.

This Plan shall not use the elapsed time method for crediting Years of Service for eligibility purposes.

4. Service with the Predecessor Employer or Predecessor Plan.

A Year of Service shall be credited to an Employee who was employed by a Predecessor Employer, for each period which would have been a Year of Service if the Predecessor Employer were the Employer, as follows:

For Eligibility and Vesting.

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BAY-VANGUARD FEDERAL SAVINGS BANK
401(k) PROFIT SHARING PLAN

For purposes of the Plan, the “Predecessor Employer” means Vanguard Savings & Loan Association and Weekly Federal Savings & Loan Association.

5. Subsequent Eligibility Computation Period.

“Subsequent Eligibility Computation Period” means the Plan Year including the first anniversary of the Employee’s Employment Commencement Date and any subsequent Plan Year.

6. Class Exclusions.

None.

G. Entry Date.

“Entry Date” means the first day of each Plan Year and the first day of the seventh month of each Plan Year coincident with or next following the day he or she becomes an Eligible Employee.

CONTRIBUTIONS

H. Types of Employer Contributions.

1. Nonelective Employer Contributions.

For each Plan Year, the Employer may make contributions to the Trust in one (1) or more installments without regard to its Net Profits for such year in such amounts as the Board may determine in its sole discretion.

2. Elective Contributions Without Safe Harbor Provisions.

Each Participant may elect, by completing the appropriate forms acceptable to the Committee, to reduce and defer the receipt of up to 25% of his or her Compensation; provided, however, that a minimum deferral of 1% of Compensation shall apply. In no event shall any Participant be permitted to make Elective Contributions in excess of the limitation on Elective Deferrals described in Paragraph H of Article IV. The Employer shall contribute the amount so deferred subject to the limitations described in Articles IV and V, to the Plan.

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BAY-VANGUARD FEDERAL SAVINGS BANK
401(k) PROFIT SHARING PLAN

3. Qualified Nonelective Employer Contributions.

The Employer may make Qualified Nonelective Employer Contributions. The Employer may contribute on behalf of all eligible Non-Highly Compensated Participants eligible for an allocation, a contribution equal to the amount, if any, as necessary to satisfy the Actual Deferral Percentage limitation. Such contribution shall be allocated first to the lowest paid Non-Highly Compensated Participant up to 25% of Section 415 Compensation, then to the next lowest paid Non-Highly Compensated Participant until the Actual Deferral Percentage limitation is satisfied. Such contributions shall be allocated in accordance with Paragraph M of this Article I.

The Employer may designate that portion of its Nonelective Employer Contributions made to the Trust for such Plan Year as Qualified Nonelective Employer Contributions under Section 401(k) of the Code.

4. Matching Contributions.

The Employer shall make Matching Contributions. The Employer shall match 20% of up to the first 25% of Elective Contributions, up to a maximum Matching Contribution of 5% of Compensation on a payroll basis.

5. Qualified Matching Contributions.

The Employer shall not make Qualified Matching Contributions.

6. Safe Harbor Matching Contributions.

The Employer shall not make Safe Harbor Matching Contributions.

7. Safe Harbor Nonelective Employer Contributions.

The Employer shall not make Safe Harbor Nonelective Employer Contributions.

8. Simple 401(k) Contributions.

The Employer shall not make Simple 401(k) Contributions.

I. Reserved.

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BAY-VANGUARD FEDERAL SAVINGS BANK
401(k) PROFIT SHARING PLAN

J. Required Minimum Benefits.

The top-heavy minimum benefit shall be the lesser of three percent (3%) of Section 415 Compensation or the highest percentage allocated to any Key Employee.

Key Employees shall be entitled to top-heavy minimum benefits under this Plan.

K. Compensation.

“Compensation” means wages, not to exceed the Compensation Limitation, paid by the Employer to an Employee during a Plan Year, as defined in Section 3401(a) of the Code and all other payments of Compensation to an Employee by the Employer (in the course of the Employer’s trade or business) for which the Employer is required to furnish the Employee a written statement (Form W-2) under Sections 6041(d), 6051(a)(3) and 6052 of the Code. Compensation must be determined without regard to any rules under Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed, and further modified by the following:

Modifications of Compensation

Including wages which are not currently includable in the Participant’s gross income by reason of the application of Sections 125, 402(e)(3), 402(h)(1)(B), 403(b), 408(p)(2)(A)(i) and 457 of the Code.

Excluding future bonuses from the definition of Compensation, if the Participant so elects.

L. Highly Compensated Employees and Current or Prior Testing Methods.

For purposes of identifying Highly Compensated Employees, the Employer has elected the following:

1. For Plan Years beginning after December 31, 1996, a Highly Compensated Employee shall be determined based upon the Look-Back Year.

2. For Plan Years beginning after December 31, 1996, a Highly Compensated Employee need not be a member of the Top-Paid Group.

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BAY-VANGUARD FEDERAL SAVINGS BANK
401(k) PROFIT SHARING PLAN

3. For Plan Years beginning after December 31, 1996, the determination of the Actual Deferral Percentage and the Average Contribution Percentage, if applicable, for the group of Eligible Participants who are Non-Highly Compensated Employees shall be based upon the current Plan Year data. However, for Plan Years beginning in 2004 the determination of Actual Deferral Percentage and the Average Contribution Percentage, if applicable, for the group of Eligible Participants who are Non-Highly Compensated Employees shall be based upon the preceding Plan Year data.

ALLOCATIONS TO CONTRIBUTION ACCOUNTS

M. Allocation of Employer Contributions.

Subject to the provisions of Articles IV, V and X:

1. Qualified Nonelective Employer Contributions.

Each Eligible Participant shall receive an allocation of Qualified Nonelective Employer Contributions as provided in Paragraph H of this Article I.

2. Matching Contributions.

Not Applicable.

3. Qualified Matching Contributions.

Not Applicable.

4. Nonelective Employer Contributions.

Ratio of Compensation Formula

Nonelective Employer Contributions for each Plan Year shall be allocated to the Nonelective Employer Contribution Accounts of each Participant eligible for an allocation in the proportion that each such Participant’s Compensation bears to the Compensation of all such Participants for the Plan Year.

5. Safe Harbor Matching Contributions.

Not applicable.

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BAY-VANGUARD FEDERAL SAVINGS BANK
401(k) PROFIT SHARING PLAN

6. Safe Harbor Nonelective Employer Contributions

Not applicable.

7. Simple 401(k) Contributions

Not applicable.

N. Excess Compensation.

Not Applicable.

O. Participant Forfeitures.

1. Forfeitures of Nonelective Contributions shall be used to reduce Nonelective Contributions. Forfeitures of Matching Contributions shall be used to reduce Matching Contributions.

2. Forfeiture of a Participant’s nonvested Accounts shall occur at the end of the Plan Year in which such Participant receives a distribution of his or her Accounts, or a deemed distribution if he or she was not vested; or if earlier, at the end of the Plan Year in which the Participant has incurred five (5) consecutive one-year Breaks-in-Service.

A previously forfeited Account balance shall be restored first from forfeitures which occurred in the Plan Year in which the Account balance will be restored. If the amount of forfeitures in such Plan Year is not sufficient to restore such previously forfeited Account balance, then such previously forfeited Account balance shall be restored from Nonelective Employer Contributions.

P. Allocation Requirements – Last Day Employment and Service Requirements.

1. Hours of Service Not Required.

Allocations of Nonelective Employer Contributions shall be made to the appropriate Accounts of those Participants who are in the employ of the Employer on the last day of the Plan Year.

2. Retirement, Death and Disability.

The last day of employment requirement of this Paragraph P shall not apply to a Participant who terminates employment during the Plan Year by reason of

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BAY-VANGUARD FEDERAL SAVINGS BANK
401(k) PROFIT SHARING PLAN

retirement at or after Normal Retirement Age or death or Total Disability or early retirement age of 55 and 10 Years of Vesting Service.

3. Last Day Employment and Service – Not Required.

Allocations of Elective Contributions and Matching Contributions shall be made to the appropriate Accounts of Eligible Participants during the Plan Year.

Q. Allocation of Excess Annual Additions.

If an allocation to a Participant would result in an excess Annual Addition, such excess Annual Addition shall be held in suspense accounts and applied to reduce Employer contributions for the next succeeding Limitation Year.

If the Employer maintains more than one (1) defined contribution plan, the excess Annual Additions shall first be attributable to this Plan.

R. Adjustment to the Rule of 1.0.

If an adjustment under Section 415(e) of the Code is necessary to prevent the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction from exceeding 1.0 for a Limitation Year, the Annual Additions in the defined contribution plan shall be reduced first.

For Limitation Years beginning after December 31, 1999, the preceding paragraph shall no longer apply.

S. Employee After-Tax Contributions.

Employee After-Tax Contributions are not allowed.

T. Rollover Contributions and Transferred Benefits.

Rollover Contributions are allowed.

Transferred Benefits are allowed.

U. Normal Retirement Age

Normal Retirement Age means the later of (i) first day of the month coinciding with or immediately following the Participant’s 65th birthday and (ii) the 5th anniversary of the Participant’s commencement of participation under the Plan. A Participant who continues in the employ of the Employer after he or she attains Normal

	ARTICLE I	8
BAY-VANGUARD FEDERAL SAVINGS BANK
401(k) PROFIT SHARING PLAN

Retirement Age shall remain a Participant while so employed, and be entitled to all Plan benefits to the extent he or she would be entitled thereto if he or she had not yet attained Normal Retirement Age, including allocation of any type of Employer contribution and forfeiture, if any.

VESTING

V. Vesting.

A Participant shall be fully vested in his or her Elective Contribution and Qualified Nonelective Employer Contribution Account(s) at all times.

The Nonelective Employer Contribution and Matching Contribution Accounts of a Participant shall vest in him or her as follows:

Years of Vesting Service	Vested Percentage
Less than 2	0%
2	20%
3	40%
4	60%
5	80%
6 or more	100%

W. Required Top-Heavy Minimum Vesting.

If the Plan is a Top-heavy Plan, the 6-year graded vesting schedule set forth in Paragraph D.2 of Article VIII shall replace the vesting schedule adopted in this Article I, unless the vesting schedule set forth in Paragraph V of this Article I provides for a faster rate of vesting during any relevant year.

X. Years of Vesting Service.

“Years of Vesting Service” means all of an Employee’s Years of Service subject to the provisions of Article VI.

Y. Years of Service – Break-in-Service.

This Plan shall use the elapsed time method for crediting Years of Service for vesting purposes.

	ARTICLE I	9
BAY-VANGUARD FEDERAL SAVINGS BANK
401(k) PROFIT SHARING PLAN

Z. Vesting at Death or Total Disability.

A Participant shall become fully vested at death. A Participant shall become fully vested at Total Disability.

DISTRIBUTION OF BENEFITS

AA. Participant Loans.

Loans to Participants are available. Loans will be treated as directed investments of Participants’ Accounts. The $50,000 limit and 50% limit under Paragraph H of Article VII shall apply. Loans shall be repaid by payroll deductions. Loans to Inactive Participants are available under the same procedures and provisions as are applicable to active Participants with the exception of loan repayments by payroll deductions, if applicable. Loan repayments shall be suspended by reason of Section 414(u) of the Code.

BB. Hardship Withdrawals.

Hardship withdrawals of Elective contributions, Nonelective contributions and Matching contributions to the extent vested shall be allowed. For these purposes, an “event of hardship” means:

Payment of medical expenses described in Section 213(d) of the Code which are incurred by the Employee, the Employee’s Spouse, or any dependents of the Employee as defined in Section 152(d) of the Code or necessary for these persons to obtain medical care as described in Section 213(d) of the Code.

Purchase of a principal residence, but not including mortgage payments, by the Employee.

Payment of tuition, room and board, and related educational fees for the next 12 months of post-secondary education for the Employee, the Employee’s Spouse, children or dependents.

The need to prevent eviction of the Employee from his or her principal residence or foreclosure on the mortgage of the Employee’s principal residence.

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BAY-VANGUARD FEDERAL SAVINGS BANK
401(k) PROFIT SHARING PLAN

CC. In-Service Distributions Other Than Hardship.

In-service distributions of a Participant’s Nonelective Employer Contribution Account and Matching Contribution Account shall be allowed at the following times:

attainment of age 59½ or later

In-service distributions of a Participant’s Elective Contribution Account, Qualified Nonelective Contribution Account and Transferred Benefits Account subject to only Section 401(k) of the Code shall be allowed at age 59½ or later.

In-service distributions of a Participant’s Rollover Contribution Account shall be allowed at any time.

DD. Cash-Out Options.

1. Effective for Plan Years beginning after August 5, 1997, the $3,500 involuntary cash-out distribution limit shall be increased to $5,000.

2. An immediate forfeiture of a partial cash-out as provided in Paragraph B.4 of Article VI shall not apply until the Participant either has received his or her entire vested Accrued Benefit; or if earlier, has incurred five (5) consecutive one-year Breaks-in-Service.

3. If a Participant is rehired prior to five (5) consecutive one year Breaks-in-Service, he or she shall be required to repay the Plan the amounts previously distributed to the Participant for the Participant’s non-vested Accrued Benefits to be restored.

4. The alternative separate account formula X=P(AB + (RxD)) – (RxD) as stated in Paragraph C of Article VI shall not apply.

EE. Time of Distribution Upon Employment Termination.

Distributions of vested Accounts to Participants upon employment termination prior to Normal Retirement Age shall be made as soon as administratively feasible after employment termination date.

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BAY-VANGUARD FEDERAL SAVINGS BANK
401(k) PROFIT SHARING PLAN

FF. Right to Defer Receipt of Benefits After Normal Retirement Age and Age 70½.

1. Upon separation from service, a Participant shall have the right to defer receipt of benefits after Normal Retirement Age or age 62, if later.

2. The required beginning date for minimum required distributions for a non-5%-Owner is the April 1 of the calendar year following the later of the calendar year in which such Participant attains age 70½ or the calendar year in which such Participant retires.

Options That Eliminate the Right to Receive Post Age 70½ Distributions

(a) The preretirement age 70½ distribution option is only eliminated with respect to non-5%-Owners who attain age 70½ in or after a calendar year that begins after the later of December 31, 1998, or the adoption date of an amendment doing so.

GG. Accrued Benefits Not Subject to REACT Annuity Requirements.

Participants’ Accrued Benefits other than Transferred Benefits shall not be subject to the Qualified Joint and Survivor Annuity and Qualified Preretirement Survivor Annuity requirements of REACT as provided in Paragraphs A, B and C of Article VII. The survivor portion of the Qualified Joint and Survivor Annuity in regard to the Participant’s Transferred Benefits shall equal 50%. The Qualified Preretirement Survivor Annuity in regard to the Participant’s Transferred Benefits shall equal 50% of the actuarial equivalent of the sum of the Participant’s Transferred Benefits and any other death benefits attributable to such Transferred Benefits. The one-year marriage requirement shall not apply to a Surviving Spouse in regard to the Preretirement death benefit or the Qualified Preretirement Survivor Annuity, if applicable.

HH. Alternate Forms of Benefits Payments.

The following alternate forms of benefit payment are available:

Single Sum. The payment of all or a portion of the Participant’s vested Accrued Benefit in a single sum in cash.

II. Reserved.

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BAY-VANGUARD FEDERAL SAVINGS BANK
401(k) PROFIT SHARING PLAN

JJ. Total Disability.

Total and permanent disability shall mean total and permanent incapacity to engage in any substantial employment based on education, training and experience.

MISCELLANEOUS

KK. Participant Directed Accounts.

Each Participant shall be entitled to direct the investment of his or her Elective Contribution Account, Nonelective Employer Contribution Account, Matching Contribution Account and Rollover Contribution Account in accordance with Article XII.

LL. Valuation Date.

Each business day.

MM. Look-Back Year.

“Look-Back Year” means, for Plan Years beginning after December 31, 1996, the 12-month period immediately preceding any relevant Plan Year.

“Look-Back Year” means, For Plan Years beginning prior to January 1, 1997, the 12-month period immediately preceding any relevant Plan Year.

NN. Co-Trustees.

If there is more than one (1) Trustee, any one of such Trustees shall have the right to make any decision, undertake any action or execute any documents affecting this Trust without the approval of the remaining Trustees. Any directions to any person or organization shall be executed by any one of the co-Trustees. For purposes of this Plan and Trust, “directions” shall mean any certification, notice, authorization, application or instruction of the Trustee.

OO. Correction of Multiple Use.

If a multiple use of the alternative limitations occurs with respect to this Plan or with respect to this Plan and one or more other plans or arrangements maintained by the Employer:

1. Reduction shall be made to all Highly Compensated Employees in order to prevent such multiple use.

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BAY-VANGUARD FEDERAL SAVINGS BANK
401(k) PROFIT SHARING PLAN

2. The Actual Deferral Percentage shall be reduced.

PP. Model Amendment.

1. Paragraph K of Article I is amended to add the following as a modification to Compensation:

For Plan Years beginning on and after January 1, 1998, Compensation shall include elective amounts that are not includible in the gross income of the Employee under Section 125, 132(f)(4), 402(e)(3), 402(h) or 403(b) of the Code.

2. Paragraph A.76 of Article II is amended to add the following:

For Plan Years beginning on and after January 1, 1998, the definition of Section 415 Compensation for purposes of this Plan shall also include elective amounts that are not includible in the gross income of the Employee by reason of Section 132(f)(4) of the Code. This modification shall also apply to the definition of compensation for purposes of Paragraphs A.30 and A.41 of Article II and Paragraphs A.2 and E of Article VIII.

3. Paragraph E.1 of Article V is amended to add the following subparagraph (c):

(c) For Limitation Years beginning on and after January 1, 1998, for purposes of applying the limitations described in this Paragraph E, Section 415 Compensation paid or made available during such Limitation Years shall include elective amounts that are not includible in the gross income of the Employee by reason of Section 132(f)(4) of the Code.

4. Paragraph B.9 of Article VII is amended to add the following paragraph:

With respect to distributions under the Plan made for calendar years beginning on and after January 1, 2002, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) of the Code that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Section 401(a)(9) of the Code or such other date as may be specified in guidance published by the Internal Revenue Service.

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BAY-VANGUARD FEDERAL SAVINGS BANK
401(k) PROFIT SHARING PLAN

II. DEFINITIONS

A. Terms Defined In This Article II. As used in this Plan, the following terms have the following meanings.

1. “Account(s)” means, where applicable, a Participant’s Nonelective Employer Contribution Account, Elective Contribution Account, Employee After-Tax Contribution Account, Qualified Nonelective Employer Contribution Account, Matching Contribution Account, Qualified Matching Contribution Account, Rollover Contribution Account, Safe Harbor Matching Contribution Account, Safe Harbor Nonelective Employer Contribution Account, Simple 401(k) Contribution Account and/or Transferred Benefits Account.

2. “Accrued Benefit” means, where applicable at any date, the value of a Participant’s Accounts.

3. “Actual Deferral Percentage” means with respect to (i) the group of Highly Compensated Employees who are Eligible Participants; and (ii) the group of all other Eligible Participants, the average of the actual deferral ratios of each group, calculated separately for each Eligible Participant in each group, of the amount of the Qualifying Section 401(k) Contributions made on behalf of each Eligible Participant for the Plan Year divided by the Eligible Participant’s Compensation for the Plan Year. The actual deferral ratio of an Eligible Participant who did not make or receive any Qualifying Section 401(k) Contribution is zero (0).

For Plan Years beginning after December 31, 1988, the actual deferral ratio for each Eligible Participant shall be calculated to the nearest one-hundredth (.01) of one percent (1%). Unless otherwise elected in Paragraph K of Article I, Compensation includes Compensation received for the entire Plan Year regardless of whether the Eligible Participant was a Participant for the entire Plan Year.

A Highly Compensated Employee who is either a 5%-Owner or one (1) of the 10 most Highly Compensated Employees shall have his or her actual deferral ratio aggregated with other eligible Family Members to form one (1) actual deferral ratio as if there was one (1) Highly Compensated Employee. The combined actual deferral ratio shall be determined by combining the Qualifying Section 401(k) Contributions and Compensation of all eligible Family Members. Except as provided in the preceding sentence, Family Members, with respect to such Highly Compensated Employees, shall be disregarded as separate Employees in determining the Actual Deferral Percentage for Participants who are Non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

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If an Employee is required to be aggregated as a member of more than one (1) family group in a plan, all Eligible Participants who are members of the family groups that include such Employee are aggregated as one (1) family group in accordance with the preceding paragraph.

For Plan Years beginning after December 31, 1996, the preceding two (2) paragraphs shall no longer apply.

4. “Anniversary Date” means the last day of the Plan Year.

5. “Annual Addition” means the amounts allocated to a Participant’s Accounts during any relevant Limitation Year that constitute:

(a) Employer contributions;

(b) Employee contributions;

(c) Forfeitures;

(d) Excess Contributions and Excess Aggregate Contributions are Annual Additions whether or not corrected by distribution or recharacterization. Furthermore, Excess Deferrals are Annual Additions; provided, however, that Excess Deferrals which are distributed in accordance with Section 1.402(1)-1(e)(2) or (3) of the Treasury Regulations are not Annual Additions. Additionally, Elective Deferrals which are returned pursuant to Section 415 of the Code are not Annual Additions and are disregarded for purposes of Sections 401(k), 401(m)(2) and 402(g) of the Code;

(e) Amounts allocated after March 31, 1984, to an individual medical account, as described in Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer;

(f) Amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to separate accounts of a Key Employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer; and

(g) Amounts allocated under a simplified employee pension plan pursuant to Section 408(k) of the Code.

Notwithstanding the above, Employee After-Tax Contributions not in excess of the greater of (i) six percent (6%) of Section 415 Compensation or (ii) one-half (½) of the Employee After-Tax Contributions shall not be considered as

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Annual Additions for any Limitation Year beginning before January 1, 1987. Furthermore, Employer contributions or prior forfeited amounts which are used to restore the non-vested portion of a Participant’s Accrued Benefit that was previously cashed-out and forfeited shall not be considered an Annual Addition.

6. “Average Contribution Percentage” means with respect to (i) the group of Highly Compensated Employees who are Eligible Participants; and (ii) the group of all other Eligible Participants, the average of the contribution ratios of each group, calculated separately for each Eligible Participant in each group, of the amount of Qualifying Section 401(m) Contributions made on behalf of each Eligible Participant for the Plan Year divided by the Eligible Participant’s Compensation. For Plan Years beginning after December 31, 1988, the Average Contribution Percentage shall be calculated to the nearest one-hundredth (.01) of one percent (1%). The determination of Compensation for an Eligible Participant during the Plan Year shall be made in the same manner as for the Actual Deferral Percentage limitation.

A Highly Compensated Employee who is either a 5%-Owner or one (1) of the 10 most Highly Compensated Employees shall have his or her Contribution Percentage aggregated with other eligible Family Members to form one (1) Contribution Percentage as if there was one (1) Highly Compensated Employee. The combined Contribution Percentage shall be determined by combining the Qualifying Section 401(m) Contribution and Compensation of all eligible Family Members. Except as provided in the preceding sentence, Family Members, with respect to such Highly Compensated Employees, shall be disregarded as separate Employees in determining the Average Contribution Percentage for Participants who are Non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

If an Employee is required to be aggregated as a member of more than one (1) family group in a plan, all Eligible Participants who are members of the family groups that include such Employee are aggregated as one (1) family group in accordance with the preceding paragraph.

For Plan Years beginning after December 31, 1996, the preceding two (2) paragraphs shall no longer apply.

7. “Board” means the Board of Directors of the Employer, if a corporation. If such corporation is later dissolved, Board continues to mean such Board of Directors of the Employer if empowered to continue to act as a board in settling the affairs of the dissolved corporation under local law. If no such power exists, then in the case of a corporation that is dissolved, Board means the Trustee of the Trust, until such time as a new employer adopts and sponsors the Plan or until all assets are distributed. If the Employer is not a corporation, Board means the managing partner(s) of a partnership, the manager of a limited liability company, the trustee(s) of a trust, the sole

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proprietor of an unincorporated business or the elected or designated representative(s) of an unincorporated association.

8. “Break-in-Service” means that an Employee did not complete more than 500 Hours of Service, or such lesser amount if elected in Article I, in the applicable Computation Period. For purposes of determining whether a Break-in-Service has occurred in a Computation Period, an Employee who is granted a Maternity or Paternity Leave of Absence shall receive credit for eight (8) Hours of Service per day of such absence. To the extent provided in Paragraph A.46 of this Article II and Paragraph B of Article III, Leaves of Absence shall not cause a Break-in-Service. Unless otherwise elected in Article I, if the Plan Year is less than 12 months, no Break-in-Service shall occur in such Plan Year. For purposes of the elapsed time method, Break-in-Service means a “One-Year Period of Severance.”

9. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

10. “Committee” means the administrative committee appointed by the Sponsoring Employer’s Board.

11. “Compensation Limitation” means the limitation imposed by Section 401(a)(17) of the Code, as described below.

(a) For Plan Years beginning after December 31, 1988 and before January 1, 1994, Compensation shall not exceed $200,000 as adjusted after 1989 by the Secretary of the Treasury at the same time and in the same manner as adjusted under Section 415(d) of the Code, except that such adjustment for a calendar year shall take effect on the first day of the Plan Year beginning in such calendar year.

(b) For Plan Years beginning on and after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed $150,000. The $150,000 Compensation Limitation shall be adjusted by the Secretary annually at the same time and in the same manner as adjusted under Section 415(d) of the Code; except that the base period shall be the calendar quarter beginning October 1, 1993, and any increase which is not a multiple of $10,000 shall be rounded to the next lowest multiple of $10,000. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year.

If a determination period is less than 12 months, the Compensation Limitation described in the preceding subparagraphs (a) and (b) above will by multiplied

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by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

12. “Contribution Percentage” means the ratio (expressed as a percentage) of the Qualifying Section 401(m) contributions under the Plan on behalf of the Eligible Participant for the Plan Year to the Eligible Participant’s Compensation for the Plan Year.

13. “Controlled Group” means the Employer and all members of its controlled or affiliated group of trades or businesses whether or not incorporated (including an affiliated service group) as defined in Section 414(b), (c), (m) or (o) of the Code. For Plan Years beginning before January 1, 1997, if the Employer is an Unincorporated Entity, then Controlled Group shall be as defined in Section 401(d)(1) of the Code; provided, however, that any member of a Controlled Group shall be disregarded for all purposes under the Plan for any period when such member was not a member of the Controlled Group unless expressly provided to the contrary herein.

14. “Defined Benefit Dollar Limitation” means $90,000, as adjusted each January 1 by Section 415(d) of the Code for years beginning after December 31, 1987.

15. “Defined Benefit Plan Fraction” means a fraction, the numerator of which is the projected annual benefit of a Participant under the Plan and any other defined benefit plan maintained by the Employer or its Controlled Group, whether or not terminated, and the denominator of which is the lesser of:

(a) 1.25 multiplied by the Defined Benefit Dollar Limitation in effect for such Limitation Year; or

(b) 1.4 multiplied by the Participant’s average Section 415 Compensation for his or her highest three (3) consecutive years including such Limitation Year, determined under Section 415(b)(1)(B) of the Code.

Notwithstanding the above, if an Employee was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one (1) or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of the Defined Benefit Plan Fraction will not be less than 125% of the sum of the annual benefits of such Plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfy the requirements of Section 415 of the Code for all Limitation Years beginning before January 1, 1987.

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16. “Defined Contribution Dollar Limitation” means $30,000 or, if greater, one-fourth (1/4) of the Defined Benefit Dollar Limitation in effect on the last day of the Limitation Year. If a Limitation Year is less than 12 months, the Defined Contribution Dollar Limitation for that year shall be multiplied by one-twelfth (1/12) of the number of months in such year. Effective for Limitation Years beginning after December 31, 1994, Defined Contribution Dollar Limitation means $30,000 as adjusted by Section 415(d) of the Code.

17. “Defined Contribution Plan Fraction” means a fraction, the numerator of which is the sum of the Annual Additions to a Participant’s Accounts under all defined contribution plans maintained by the Employer or its Controlled Group, whether or not terminated, including Employee After-Tax Contributions to any defined benefit plan maintained by the Employer and Annual Additions attributed to all welfare plans, simplified employee pension plans, and individual medical accounts maintained by the Employer as of the end of the Limitation Year, and the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and for all prior Limitation Years with the Employer:

(a) 1.25 multiplied by the Defined Contribution Dollar Limitation in effect for such Limitation Year, but without regard to Section 415(c)(6) of the Code; or

(b) 1.4 multiplied by 25% of the Participant’s Section 415 Compensation for such Limitation Year determined under Section 415(c)(1)(B) or Section 415(c)(7) of the Code, if applicable.

Notwithstanding the above, if an Employee was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one (1) or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of the Defined Contribution Plan Fraction will be adjusted if the sum of this fraction and the Defined Benefit Plan Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (i) the excess of the sum of the fractions over 1.0, times (ii) the denominator of the Defined Contribution Plan Fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

18. “DEFRA” means the Deficit Reduction Act of 1984, as amended from time to time.

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19. “Designated Beneficiary” or “Beneficiary” means the person(s) or entity(ies) designated by the Participant or, in the absence thereof, the person(s) or entity(ies) entitled under the provisions of this Plan to receive benefits as a result of the death of the Participant.

20. “Direct Rollover” means a payment by the Plan to an Eligible Retirement Plan specified by a Distributee.

21. “Distributee” means an Employee, former Employee, an Employee’s or former Employee’s Surviving Spouse or an Employee’s or former Employee’s Spouse or former Spouse who is an Alternate Payee under a Qualified Domestic Relations Order.

22. “Earned Income” means the net earnings of a Self-Employed Individual from self-employment (as defined in Section 1402(a) of the Code), determined after taking into account (i) deductible contributions to the Plan and any other qualified plans maintained by the Employer; and (ii) all other adjustments required by Section 401(c)(2) of the Code; but (iii) only if the services of the Self-Employed Individual to the Employer’s business are a material income-producing factor as determined in accordance with Section 1.401-10(c) of the Treasury Regulations. For taxable years beginning after 1989, net earnings shall be further reduced by the deductions allowed to the taxpayer by Section 164(f) of the Code.

23. “Elective Contributions” means in any Plan Year the amount of a Participant’s Compensation elected by him or her to be reduced and deferred pursuant to Article I. Any amount that the Employee could not have elected to receive in cash or any amount that has become currently available to a Participant or that is designated or treated at the time of the deferral or contribution as an Employee After-Tax Contribution shall not be treated as an Elective Contribution. For Plan Years beginning after August 8, 1988, Matching Contributions made on behalf of a partner or Self-Employed Individual under a partnership or Individual plan shall be treated as Elective Contributions. For Plan Years beginning after December 31, 1997, Matching Contributions made on behalf of a partner or Self-Employed Individual shall not be treated as Elective Contributions.

24. “Elective Contribution Account” means the account maintained to record the Participant’s Elective Contributions and any other adjustments as required under Article IV, V or X of the Plan.

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25. “Elective Deferrals” means the sum of an individual’s election to defer income for a taxable year pursuant to the following:

(a) Elective Contributions under any qualified cash or deferred arrangements as defined in Section 401(k) of the Code which are not includable in the individual’s gross income for the taxable year on account of Section 402(e)(3) of the Code.

(b) Any Employer contribution to a simplified employee pension plan as defined in Section 408(k) of the Code and which is not includable in the individual’s income for the taxable year on account of Section 402(h)(1)(B) of the Code.

(c) Any Employer contribution to an annuity contract under Section 403(b) of the Code under a salary reduction agreement within the meaning of Section 312(a)(5)(D) of the Code which is not includable in the individual’s gross income for the taxable year on account of Section 403(b) of the Code. For purposes of the preceding sentence, a contribution to a Section 403(b) annuity made pursuant to a one-time irrevocable election to contribute at time of eligibility to participate shall not be included.

(d) Any Employee contribution designated as deductible in a trust described in Section 501(c)(18) of the Code which is deducted from such individual’s income for the taxable year on account of Section 501(c)(18) of the Code.

(e) Any elective Employer contribution made under Section 408(p)(2)(A)(i) of the Code.

26. “Eligibility Computation Period” means the initial 12 consecutive month period commencing on an Employee’s Employment Commencement Date and the Subsequent Eligibility Computation Period as elected in Article I.

27. “Eligible Participant” means any Employee who is directly or indirectly eligible to make an election to reduce and defer his or her Compensation under the Plan during all or a portion of a Plan Year, including (i) any Employee who would be a Participant but for the failure to make any Elective Contributions or other required contributions; (ii) any Employee whose eligibility to make Elective Contributions has been suspended due to a hardship distribution, other distribution, a loan, or an election not to participate, other than a one-time election not to be eligible to make a cash or deferred election or to have contributions equal to a specified amount or percentage of Compensation (including no amount of Compensation) made by the Employer to this Plan and any other plan maintained by the Employer (including plans not yet established) for the duration of the Employee’s employment; (iii) any Employee who is unable to receive an additional Annual Addition on account of Sections 415(c)(1) and 415(e) of the Code; and (iv) any Employee who is unable to make an Elective Contribution because his or her Compensation is less than a stated dollar amount, shall

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be considered as an Employee for purposes of computing the Actual Deferral Percentage.

For purposes of computing the Average Contribution Percentage, Eligible Participant means any Employee who is directly or indirectly eligible to make an Employee After-Tax Contribution or to receive an allocation of Matching Contributions, including Matching Contributions derived from forfeitures under the Plan during all or a portion of a Plan Year including any Employee who is unable to make an Employee After-Tax Contribution or receive an allocation of Matching Contributions merely because his Compensation is less than a stated amount; any Employee who would be eligible to make Employee After-Tax Contributions or receive Matching Contributions except for a suspension due to a hardship distribution or other distribution, loan or election not to participate in the Plan, other than a one-time election not to be eligible to make a cash or deferred election or to have contributions equal to a specified amount or percentage of Compensation (including no amount of Compensation) made by the Employer to this Plan and any other plan maintained by the Employer (including plans not yet established) for the duration of the Employee’s employment; and any Employee who is unable to receive additional Annual Additions because of Sections 415(c)(1) and 415(e) of the Code shall be considered as an Employee for purposes of computing the Contribution Percentage limitation.

28. “Eligible Retirement Plan” means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee’s Eligible Rollover Distribution. However, in case of an Eligible Rollover Distribution to a Surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

29. “Eligible Rollover Distribution” means any distribution of $200 or more of the Distributee’s vested Accrued Benefit except that an Eligible Rollover Distribution does not include (i) any distribution that is one of a series of substantially equal periodic payments (made not less frequently than annually) for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee’s Designated Beneficiary, or for a specified period of 10 years or more; (ii) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; (iii) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and (iv) hardship distributions of salary deferrals within the meaning of Section 401(k)(2)(B)(i)(IV) of the Code made after December 31, 1998 or such later date as administered by the Committee but no later than December 31, 1999.

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If a Participant would have been entitled to receive his or her Elective Contributions regardless of hardship (i.e., age 59½), then such deferral shall qualify as an Eligible Rollover Distribution.

If a portion of a distribution that includes a hardship distribution is not includible in gross income, the portion of the distribution that is not includible in gross income is first allocated to the hardship distribution and then any remaining portion not includible in gross income is allocated to the portion of the distribution that is not a hardship distribution.

30. “Employee” means every person employed by the Employer whose income is subject to withholding of income tax or for whom Social Security contributions are made by the Employer. Unless the Plan is amended to provide otherwise, the transitional rule of Section 410(b)(6)(C) of the Code shall apply. If the Employer is an Unincorporated Entity, Employee also means a Self-Employed Individual.

Employee shall include Leased Employees; provided, however, that a Leased Employee shall not be considered an Employee if:

(a) The Leased Employee is covered by a money purchase pension plan providing (i) a nonintegrated employer contribution rate of at least 10% of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludable from the Leased Employee’s gross income under Section 125, 402(e)(3), 402(h)(1)(B), 403(b), 408(p)(2)(A)(i) or 457 of the Code; (ii) immediate participation; and (iii) full and immediate vesting; and

(b) Leased Employees do not constitute more than 20% of the Employer’s non-highly compensated workforce.

Employees who are Leased Employees may become Eligible Employees unless excluded in Article I.

31. “Employee After-Tax Contribution” means any contributions made to a plan that are designated or treated at the time of deferral or contributions as employee after-tax contributions and are allocated to a separate account to which the attributed earnings and losses are allocated. Such term includes (i) Employee contributions to a defined contribution plan described in Section 414(k) of the Code; (ii) Employee contributions made to a defined benefit plan which provides for a cost of living arrangement as described in Section 415(k)(2)(B) of the Code; (iii) Employee contributions applied to the purchase of whole life insurance protection, or survivor benefits protection under a defined contribution plan; (iv) amounts attributed to Excess Contributions within the meaning of Section 401(k)(8)(B) of the Code which are

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recharacterized as Employee contributions; and (v) and Employee contributions to a contract described in Section 403(b) of the Code. Employee After-Tax Contributions do not include repayment of loans, buy-backs of benefits previously forfeited, or Employee After-Tax Contributions which were transferred to this Plan and are held pursuant to Article XVI.

32. “Employee After-Tax Contribution Account” means the Account maintained to record a Participant’s allocation of Employee Contributions and other adjustments as required under Article IV, V or X of the Plan.

33. “Employer” means the entity or entities adopting the Plan, and any other members of the Controlled Group which have adopted the Plan in accordance with the provisions of Paragraph D of Article XIV, and any successor thereto. Employer also means any other entities that have adopted this Plan that are not members of a Controlled Group, and any successor thereto. The “Sponsoring Employer” shall be the Employer who is responsible for the administration of the Plan. Each other entity which adopts this Plan as provided herein shall be a “Participating Employer”; provided, however, that only members of a Controlled Group may be Participating Employers unless the preamble of Article I designates a non-Controlled Group as a Participating Employer.

34. “Employment Commencement Date” means the date upon which an Employee first completes one (1) Hour of Service.

35. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

36. “Excess Aggregate Contributions” means, with respect to any Plan Year, the excess of the aggregate amount of Qualifying Section 401(m) Contributions actually made on behalf of Highly Compensated Employees for such Plan Year over the maximum amount of such contributions permitted under the Contribution Percentage limitation.

37. “Excess Contributions” means, with respect to any Plan Year, the excess of the aggregate amount of Qualifying Section 401(k) Contributions actually made on behalf of Highly Compensated Employees for the Plan Year over the maximum amount of such contributions permitted under the Actual Deferral Percentage limitation.

38. “Excess Deferrals” means those Elective Deferrals made by an individual during his or her taxable year which exceed $7,000 ($6,000 if a Simple 401(k) Plan) or such other amount that is adjusted under Section 415(d) of the Code. The

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special adjustments for Section 403(b) Annuity Contracts and other rules concerning Section 402(g) of the Code are incorporated herein by reference.

39. “Family Member” means an Employee or former Employee’s Spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

40. “5%-Owner” means any person who owns directly or indirectly as defined in Section 416(i)(1)(B) of the Code (i) more than five percent (5%) of the outstanding stock of the Employer; or (ii) stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer. If the Employer is not a corporation, 5%-Owner means any person who owns more than five percent (5%) of the capital or profits interests in the Employer.

For purposes of Section 401(a)(9) of the Code, a Participant shall be considered a 5%-Owner if such Participant is a 5%-Owner at any time during the Plan Year ending with or within the calendar year in which such 5%-Owner attains age 70½.

41. “Highly Compensated Employee” or “Highly Compensated Participant” means:

(a) For Plan Years beginning prior to January 1, 1997:

(i) Any Employee who performs services during the Plan Year; and

Was a 5%-Owner during the Plan Year or Look-Back Year; or

Received Section 415 Compensation from the Employer in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code in effect as of the first day of any relevant Plan Year) during the Look-Back Year; or

Received Section 415 Compensation from the Employer in excess of $50,000 (as adjusted pursuant to Section 415(d) of the Code in effect as of the first day of any relevant Plan Year) during the Look-back Year and was in the top 20% of Employees ranked on the basis of Section 415 Compensation during the Look-Back Year. Employees described in Section 414(q)(8) of the Code and Q&A 9(b) of Section 1.414(q)-1T of the Regulations are excluded to the extent provided in Article I; or

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Was an officer of the Employer, as defined in Section 416(i) of the Code and received Section 415 Compensation during the Look-Back Year that is greater than 50% of the Defined Benefit Dollar Limitation for the calendar year in which the Look-Back Year began. If no officer has received Section 415 Compensation in excess of 50% of the Defined Benefit Dollar Limitation during the Plan Year or the Look-Back Year, the highest paid officer for such year shall be treated as a Highly Compensated Employee. The number of officers is limited to 50 or if less, the greater of three (3) Employees or 10% of all Employees. Employees described in Section 414(q)(8) of the Code and Q&A 9(b) of Section 1.414(q)-1T of the Regulations are excluded to the extent provided in Article I; or

Any Employee who is both (i) described in (B) or (D) above, when such paragraphs are modified to substitute the Plan Year for the Look-Back Year; and (ii) one (1) of the 100 Employees who received the greatest Section 415 Compensation from the Employer during the Plan Year.

(ii) Any former Employee who separated from service prior to the Plan Year, who performs no services for the Employer during the Plan Year and was a Highly Compensated Employee who performed services for the Employer during either the year the Employee separated from service or any Plan Year on or after the Employee’s 55th birthday.

For Plan Years beginning before January 1, 1997, if an Employee is, during a Plan Year or Look-Back Year, a Family Member of either a 5%-Owner who is an Employee or former Employee or a Highly Compensated Employee who is one (1) of the 10 most Highly Compensated Employees ranked on the basis of Section 415 Compensation paid by the Employer during such year, then the Family Member and the 5%-Owner or the top 10 Highly Compensated Employee shall be treated as a single Employee receiving Compensation and plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the Family Member and 5%-Owner or top 10 Highly Compensated Employee. For purposes of Section 401(l) of the Code, the required aggregation of Family Members shall not apply in determining the amount of Compensation of a Participant which is below the Plan’s integration level but will apply for purposes of the Compensation Limitation. The apportionment of Compensation earned by Family Members who are required to be aggregated, and the resulting benefits and/or contributions, shall be determined by Article I.

For purposes of identifying a Highly Compensated Employee, Section 415 Compensation shall also include elective or salary reduction contributions to a cafeteria plan, cash or deferred arrangement or tax sheltered annuity.

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For purposes of identifying a Highly Compensated Employee, the determinations of (i) the number and identity of Employees in the top 20% or highest paid group; (ii) the top 100 Employees; (iii) the number of Employees treated as officers; and (iv) the Compensation that is to be considered, will be made according to Section 414(q) of the Code and the regulations thereunder.

(b) For Plan Years beginning after December 31, 1996:

(i) Any Employee who performs services during the Plan Year; and

Was a 5%-Owner during the Plan Year or Look-Back Year; or

Received Section 415 Compensation from the Employer in excess of $80,000 (as adjusted pursuant to Section 415(d) of the Code, except that the base period shall be the calendar quarter ending September 30, 1996, in effect on the first day of any relevant Plan Year) during the Look-Back Year or if elected in Article I, the calendar year beginning with or within the Look-Back Year and, if elected in Article I, was also in the Top Paid Group.

(ii) Any former Employee who separated from service prior to the Plan Year, who performs no services for the Employer during the Plan Year and was a Highly Compensated Employee who performed services for the Employer during either the year the Employee separated from service or any Plan Year on or after the Employee’s 55th birthday.

For purposes of determining if an Employee is a Highly Compensated Employee in 1997, subparagraphs (b)(i) and (b)(ii) of this Paragraph A.41 shall be treated as having been in effect in 1996.

For purposes of identifying a Highly Compensated Employee, Section 415 Compensation shall also include elective or salary reduction contributions to a cafeteria plan, cash or deferred arrangement or tax sheltered annuity.

For purposes of this Paragraph A.41, all entities which are members of a Controlled Group with the Employer shall be treated as a single Employer.

42. “Hour of Service” means:

(a) Each hour for which an Employee is directly or indirectly paid, or entitled to payment. These hours shall be credited to the Employee for the

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computation period(s) in which the services are performed and not when paid, if different; and

(b) Each hour for which an Employee is directly or indirectly paid, or entitled to payment, by the Employer for a period of time during which no services are performed (without regard to whether the employment relationship between the Employee and the Employer has terminated) due to vacation, holiday, illness, incapacity, disability, layoff, jury duty, military duty, or Leave of Absence with pay. The hours shall be credited to the Employee in the computation period to which non-performance of duties relates and not in which paid, if different; and

(c) Each hour for which an Employee has been awarded or for which the Employer has agreed to pay, directly or indirectly, back pay (without regard to damages). These hours shall be credited to the Employee in the computation period to which the award or agreement pertains, not the period in which paid, if different.

Notwithstanding the foregoing, (i) no more than 501 Hours of Service shall be credited to an Employee under subparagraph (b) or (c) of this Paragraph A.42 for any single continuous period of time during which no services are performed; (ii) an hour for which an Employee is directly or indirectly paid for a period during which no services are performed shall not constitute an Hour of Service, if such payment is paid or due under a plan maintained solely for the purpose of complying with applicable worker’s compensation, unemployment compensation, or disability insurance laws; (iii) Hours of Service shall not be credited for payments which solely reimburse an Employee for medical or medically related expenses; (iv) the same Hours of Service shall not be credited to an Employee both under subparagraph (a) or (b) and subparagraph (c); and (v) Hours of Service to be credited under subparagraph (b) above shall be determined based upon the number of regularly scheduled working hours included in the units of time on the basis of which payment is calculated.

The Committee may determine Hours of Service based upon days of employment in a computation period by crediting an Employee with 10 Hours of Service for each day for which the Employee would be required to be credited with at least one (1) Hour of Service under subparagraphs (a), (b) and (c) of this Paragraph A.42. Alternatively, the Committee may adopt such other equivalency rule as permitted under Section 2530.200b-3 of the Department of Labor Regulations (as amended from time to time), which are incorporated herein by this reference.

The Committee shall determine Hours of Service to be credited to an Employee under the foregoing rules in a uniform and non-discriminatory manner and in accordance with Section 2530.200b-2 of the Department of Labor Regulations (as amended from time to time), which are incorporated herein by this reference.

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43. “Inactive Participant” means a Participant whose participation in the Plan is suspended because of a change of employment status, including (i) terminating employment; (ii) incurring a Break-in-Service; or (iii) becoming a member of a class of Employees which has been excluded from participation, but whose total benefits have not been distributed.

44. “Investment Manager” means a fiduciary designated by the Employer or the Committee, to whom has been delegated the responsibility and authority to manage, acquire or dispose of the Trust assets, and (i) who is (A) registered as an investment advisor under the Investment Advisors Act of 1940; (B) a bank, as defined in that Act; or (C) an insurance company qualified to perform investment advisory services under the laws of more than one (1) state; and (ii) who has acknowledged in writing that he or she is a fiduciary with respect to the management, acquisition and control of the Trust assets.

45. “Leased Employee” means any person (other than an Employee of the Employer) who, pursuant to an agreement between the Employer and any other person (“leasing organization”), has performed services for the Employer (or for related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one (1) year, and such services are of a type historically performed by employees in the business field of the Employer. For Plan Years beginning on and after January 1, 1997, a person will be a Leased Employee only if the services he or she performs are under the primary direction or control of the Employer. Contributions or benefits provided to a Leased Employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer.

46. “Leave of Absence” means a leave granted by the Employer, in its sole discretion, in accordance with rules uniformly applied to all Employees, for reasons of health or public service or for reasons determined by the Employer to be in its best interests.

Effective December 12, 1994, contribution, benefit and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code. If elected in Article I, the Committee shall suspend loan repayments during any Participant’s periods of qualified military service.

47. “Look-Back Year” means the 12-month period immediately preceding any relevant Plan Year or the calendar year ending with or within the Plan Year, as elected in Article I.

For Plan Years beginning on and after January 1, 1997, Look-Back Year means the 12-month period immediately preceding any relevant Plan Year.

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However, if elected in Article I, for the Plan Year beginning in 1997, the Look-Back Year may be the calendar year ending with or within the Plan Year.

48. “Matching Contribution” means an Employer contribution made to the Plan or a defined contribution plan maintained by the Employer on account of an Employee After-Tax Contribution or an Elective Contribution, and any reallocated forfeiture allocated on the basis of an Employee After-Tax Contribution, Matching Contribution or Elective Contribution. For Plan Years beginning after December 31, 1988, any contributions used to satisfy Top-Heavy minimum benefits shall not be treated as Matching Contributions.

49. “Matching Contribution Account” means the account maintained separately to record each Participant’s Matching Contributions and other adjustments as required under Article V or X of the Plan.

50. “Maternity or Paternity Leave of Absence” means an absence (i) because of the Employee’s pregnancy; (ii) because of the birth of a child of the Employee; (iii) because of the adoption of a child by, and placement of the child with, the Employee; or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this Paragraph A.50 shall be credited (i) in the Eligibility Computation Period and/or Vesting Computation Period in which the absence begins if the crediting is necessary to prevent a Break-in-Service in that computation period; or (ii) in all other cases, in the following Eligibility Computation Period and/or Vesting Computation Period. No Hours of Service for Maternity or Paternity Leave of Absence shall be credited to a Participant unless he or she timely furnishes to the Committee such information as the Committee may request to establish that the absence is for a Maternity or Paternity Leave of Absence and the number of days of such absence. The total Hours of Service to be credited for Maternity or Paternity Leave of Absence shall not exceed 501 in any computation period.

51. “Net Profits” means the net income of the Employer as determined for federal income tax purposes without any deduction for taxes based upon income or for contributions made by the Employer under this Plan or any other qualified plan maintained by the Employer. For a Self-Employed Individual, Net Profits mean Earned Income, as determined under Section 404(a)(8) of the Code.

52. “Nonelective Employer Contributions” means Employer contributions other than Matching Contributions with respect to which the Employee may not elect to have the contributions paid to the Employee in cash or other benefits.

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53. “Nonelective Employer Contribution Account” means the Account maintained to record a Participant’s allocations of Nonelective Employer Contributions, forfeitures, if any, and other adjustments as required under Article V of the Plan.

54. “Non-Highly Compensated Employee” or “Non-Highly Compensated Participant” means an Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member of a Highly Compensated Employee.

For Plan Years beginning after December 31, 1996, Non-Highly Compensated Employee means an Employee who is not a Highly Compensated Employee.

55. “One-Year Period of Service” means each 12 month Period of Service beginning on the Employee’s Employment Commencement Date.

56. “One-Year Period of Severance” means each 12 consecutive month Period of Severance, beginning on the Severance from Service Date.

57. “Owner-Employee” means a Self-Employed Individual who owns the entire interest of an Unincorporated Entity, or a partner who owns more than a 10% capital or profits interest in a partnership.

If this Plan provides contributions or benefits for one (1) or more Owner-Employees who control both the business for which this Plan is established and one (1) or more other trades or businesses, this Plan and any plans established for such other trades or businesses must, when looked at as a single plan, satisfy Sections 401(a) and 401(d) of the Code for the employees of this and all other such trades or businesses.

If the Plan provides contributions or benefits for one (1) or more Owner-Employees who control one (1) or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies Sections 401(a) and 401(d) of the Code and which provides contributions and benefits not less favorable than provided for Owner-Employees under this Plan.

If an individual is covered as an Owner-Employee under the plans of two (2) or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trade or business which are controlled must be as favorable as those provided for him or her under the most favorable plan of the trade or business which is not controlled.

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For purposes of the preceding paragraphs, an Owner-Employee, or two (2) or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two (2) or more Owner-Employees together:

(a) Own the entire interest in an unincorporated trade or business; or

(b) In the case of a partnership, own more than 50% of either the capital interest or the profits interest in the partnership.

For purposes subparagraph (b) of this Paragraph A.57, an Owner-Employee or two (2) or more Owner-Employees shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two (2) or more Owner-Employees, are considered to control within the meaning of such subparagraph (b).

For Plan Years beginning on or after January 1, 1997, the preceding controlled group provisions relating to Section 401(d) of the Code shall no longer apply.

58. “Participant” means any Eligible Employee who enters the Plan and who has not received payment of his or her total vested Accrued Benefit.

59. “Period of Service” means a period beginning on the Employment Commencement Date or, for a former Employee, the date on which he or she first performs an Hour of Service after re-hire and ending with the Severance from Service Date.

60. “Period of Severance” means a period during which an Employee does not perform an Hour of Service, beginning on the Severance from Service Date and ending when an Employee again performs an Hour of Service.

61. “Plan” means this 401(k) Plan as identified in Article I.

62. “Qualified Domestic Relations Order” means a judgment, decree or order (including approval of a property settlement agreement) that (i) relates to the provision of child support, alimony payments or marital property rights to an alternate payee; (ii) is made pursuant to a state domestic relations law (including community property law); (iii) creates or recognizes the existence of an alternate payee’s right, or assigns to an alternate payee the right, to receive all or a portion of the benefits payable to the Participant under the Plan; (iv) specifies the information required by Section 414(p) of the Code; (v) does not alter the amount or form of Plan benefits; and (vi) complies with all other relevant provisions of Section 414(p) of the Code. For such

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purposes, an “Alternate Payee” is a Spouse, former Spouse, child or other dependent of a Participant who is recognized by a domestic relations order as having a right to receive all or a portion of the benefits payable with respect to a Participant under the Plan.

63. “Qualified Matching Contributions” means Matching Contributions, other than Safe Harbor Matching Contributions or Simple 401(k) Contributions, that satisfy the vesting and distribution requirements of Elective Contributions.

64. “Qualified Matching Contribution Account” means the account maintained to record separately a Participant’s allocation of a Qualified Matching Contribution, and other adjustments as required under Article IV, V or X of the Plan.

65. “Qualified Nonelective Employer Contributions” means Employer contributions, other than Elective Contributions, Matching Contributions, Safe Harbor Nonelective Employer Contributions, Safe Harbor Matching Contributions or Simple 401 (k) Contributions, that satisfy the vesting and distribution requirements of Elective Contributions.

66. “Qualified Nonelective Employer Contribution Account” means the account maintained to record a Participant’s allocation of Qualified Nonelective Employer Contributions, and other adjustments as required under Article IV, V or X of the Plan.

67. “Qualifying Section 401(k) Contributions” means Elective Contributions in combination with Qualified Nonelective Employer Contributions and Qualified Matching Contributions that are treated as Elective Contributions to satisfy the Actual Deferral Percentage limitation.

68. “Qualifying Section 401(m) Contributions” means Employee After-Tax Contributions and Employer Matching Contributions in combination with Qualified Nonelective Employer Contributions and Elective Contributions that are treated as Employee After-Tax Contributions to satisfy the Contribution Percentage limitation.

69. “REACT” means the Retirement Equity Act of 1984, as amended from time to time.

70. “Rollover Contributions” means contributions within the meaning of Section 402(c), 403(a)(4) or 408(d)(3) of the Code.

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71. “Rollover Contribution Account” means the account maintained to record a Participant’s Rollover Contribution and other adjustments as required in Article X of the Plan.

72. “Safe Harbor Matching Contributions” means Matching Contributions made to this Plan, or to another defined contribution plan maintained by the Employer, to satisfy the Average Deferred Percentage limitation or Average Contribution limitation that are (i) fully vested; (ii) subject to the withdrawal restrictions of Elective Contributions but not available to hardship withdrawals; and (iii) used to satisfy the allocation requirements of Section 401(k)(12)(B) of the Code and the notice requirements of Section 401(k)(12)(D) of the Code without regard to Section 401(l) of the Code. For Plan Years beginning after December 31, 1999, if Safe Harbor Matching Contributions are made to another defined contribution plan maintained by the Employer, such plan must have the same Plan Year as this Plan.

The rate of Safe Harbor Matching Contributions allocated to Participants can not increase as a Participant’s rate of Elective Contributions increase. The rate of Safe Harbor Matching Contributions allocation to Non-Highly Compensated Participants must at all times be equal to the rate of Matching Contributions, including Safe Harbor Matching Contributions, allocated to Highly Compensated Participants.

73. “Safe Harbor Matching Contribution Account” means the account maintained to record the Participant’s Safe Harbor Matching Contributions and any other adjustments as required under Article IV, V or X of the Plan.

74. “Safe Harbor Nonelective Employer Contributions” means Nonelective Employer Contributions made to this Plan, or to another defined contribution plan maintained by the Employer, to satisfy the Actual Deferred Percentage limitation, that are (i) fully vested; (ii) subject to the withdrawal restrictions of Elective Contributions but not available for hardship withdrawals; and (iii) used to satisfy the allocation requirements of Section 401(k)(12)(C) of the Code and the notice requirements of Section 401(k)(12)(D) of the Code without regard to Section 401(l) of the Code. For Plan Years beginning after December 31, 1999, if Safe Harbor Nonelective Employer Contributions are made to another defined contribution plan maintained by the Employer, such plan must have the same Plan Year as this Plan.

75. “Safe Harbor Nonelective Employer Contribution Account” means the account maintained to record the Participant’s Safe Harbor Nonelective Employer Contributions and any other adjustments as required under Article IV, V or X of the Plan.

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76. “Section 415 Compensation” means, with respect to any Participant, the greatest of (a), (b) or (c) below:

(a) Information required to be reported under Sections 6041, 6051, and 6052 of the Code (wages, tips and other compensation as reported on form W-2). Compensation is defined as wages within the meaning of Section 3401(a) of the Code and all other payments of compensation to an Employee by the Employer (in the course of the Employer’s trade or business) for which the Employer is required to furnish the Employee a written statement under Sections 6041(d), 6051(a)(3), and 6052 of the Code. Compensation must be determined without regard to any rules under Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code).

(b) Wages as defined in Section 3401(a) of the Code for the purpose of income tax withholding but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code).

(c) A Participant’s wages, salaries, and fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursement or other expense allowances under a nonaccountable plan. The following items are excluded from Section 415 Compensation under this subparagraph (c):

(i) Employer contributions to a plan of deferred compensation which are not included in the Employee’s gross income for the taxable year in which contributed or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

(ii) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

(iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

(iv) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Code

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(whether or not the amounts are actually excludable from the gross income of the Employee).

If the Employee is a Self-Employed Individual, his or her Section 415 Compensation includes his or her Earned Income derived from the trade or business for which the Plan is established.

Effective for years beginning after December 31, 1997, Section 415 Compensation shall include any Elective Deferrals and any amount deferred by an Employee which is not includable in gross income by reasons of Section 125 or 457 of the Code.

77. “Self-Employed Individual” means a person who has Earned Income for the taxable year from the trade or business for which the Plan is established and includes an individual who would have had Earned Income but for the fact that the trade or business had no Net Profits for the taxable year.

78. “Severance from Service Date” means the date which is the earlier of the date on which an Employee voluntarily leaves (quits) employment, retires, is discharged or dies, or the first anniversary of the first date the Employee is absent for any other reason. However, for purposes of Maternity or Paternity Leave of Absence, Severance from Service Date of an Employee who is absent beyond the first anniversary of such absence means the second anniversary of the first date of such absence. The period between the first and second anniversary of a Maternity or Paternity Leave of Absence is neither a Period of Service nor a Period of Severance.

79. “Shareholder-Employee” means an employee of a subchapter S corporation (Section 1361, et seq., of the Code) who owns more than five percent (5%) of the outstanding stock of such corporation.

80. “Simple 401(k) Contributions” means Matching Contributions that satisfy the allocation requirements of Section 401(k)(11)(B)(i)(II) of the Code or Nonelective Employer Contributions that satisfy the allocation requirements of Section 401(k)(11)(B)(ii) of the Code. Simple 401(k) Contributions must satisfy the administrative and notice requirements of Section 401(k)(11)(B)(iii) of the Code and the fully vested requirements of Section 408(p)(3) of the Code.

81. “Simple 401(k) Contribution Account” means the account maintained to record the Participant’s Simple 401(k) Contributions and any other adjustments as required under Article IV, V or X of the Plan.

82. “Simple 401(k) Plan” means a plan intended to satisfy the requirements of Section 401(k)(11) of the Code. If the Employer elects in Article I that

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this Plan is intended to satisfy the requirements of a Simple 401(k) Plan, Employees covered under this Plan shall not be eligible to participate under any other plan maintained by the Employer. Except as stated below, if an Employer employs more than 100 Employees who earn at least $5,000 of Section 415 Compensation during the prior year, such Employer shall not be eligible to maintain a Simple 401(k) Plan. A Simple 401(k) Plan must have a calendar year as its Plan Year.

An eligible Employer that maintains a Simple 401(k) Plan and later fails to be an eligible Employer for any subsequent year, shall be treated as an eligible Employer for the two (2) years following the last year the Employer was an eligible Employer. If the failure is due to any acquisition, disposition, or similar transaction involving an eligible Employer, the preceding sentence applies only if the provisions of Section 410(b)(6)(C)(i) of the Code are satisfied.

If this Plan is a Simple 401(k) Plan as elected in Article I, the Employer shall be required to make Simple 401(k) Contributions as described in Article I. No other contributions may be made to the Plan other than Elective Contributions and Simple 401(k) Contributions and to the extent that any other provision of the Plan is inconsistent with the provision of a Simple 401(k) Plan, the provisions of the Simple 401(k) Plan shall apply.

83. “Single Employer Plan” means a plan maintained by one (1) Employer, or a plan maintained by more than one (1) Employer, all of which are members of a Controlled Group, and which is designed to comply with the provisions of Sections 413(c), 414(b), 414(c) and 414(m) of the Code and the Treasury Regulations promulgated thereunder.

84. “Social Security Retirement Age” means age 65 for a Participant born before January 1, 1938; age 66 for a Participant born after December 31, 1937 and before January 1, 1955; and age 67 for a Participant born after December 31, 1954.

85. “Social Security Wage Base” means, with respect to any Plan Year, the maximum amount of earnings which may be considered wages under Section 3121(a) of the Code for the calendar year in which falls the beginning of such Plan Year as in effect on the first day of such Plan Year.

86. “TEFRA” means the Tax Equity and Fiscal Responsibility Act of 1982, as amended from time to time.

87. “Top Paid Group” means the group consisting of the top 20% of the Employees when ranked on the basis of Section 415 Compensation during either the Look-Back Year or the calendar year beginning with or within the Look-Back Year as selected in Article I.

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Employees described in Section 414(q)(5) of the Code and Q&A 9(b) of Section 1.414(q)-1T of the Regulations are included or excluded to the extent provided in Article I.

88. “TRA ‘86” means the Tax Reform Act of 1986, as amended from time to time.

89. “Total Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as determined by a licensed physician selected or approved by the Committee, or such other definition as elected in Article I.

90. “Transferred Benefits Account” means the Account maintained to record a Participant’s Transferred Benefit, forfeitures, if any, and other adjustments required under Article IV, V or X of the Plan.

91. “Trust” means the Trust Agreement entered into between the Employer and the Trustee. A Trust may include a custodial agreement or insurance contract, if applicable.

92. “Trustee” means the trustee(s) named under the Trust or any successor Trustee named in a written instrument of the Board.

93. “Unincorporated Entity” means a sole proprietorship or a partnership.

94. “Vesting Computation Period” means the 12 consecutive month period ending on the last day of the Plan Year that includes an Employee’s Employment Commencement Date and the last day of each subsequent Plan Year.

If elected in Article I or if the elapsed time method is selected in Article I, Vesting Computation Period means each 12 consecutive month period beginning on the Employee’s Employment Commencement Date and any subsequent 12 consecutive month period commencing on any anniversary date of the Employee’s Employment Commencement Date.

95. “Year of Service” means an Eligibility Computation Period or Vesting Computation Period during which an Employee completes 1,000 or more Hours of Service or such lesser amount, if elected in Article I, with the Employer. With respect to any Eligibility Computation Period and any Vesting Computation Period, Hours of

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Service with any member of a Controlled Group shall be credited to the relevant Computation Period. Unless elected otherwise in Article I, for purposes of eligibility and vesting, if a Plan Year is less than 12 months and an Employee has less than 1,000 Hours of Service during such short Plan Year but has completed 1,000 Hours of Service or such lesser amount, if elected in Article I, during the 12 consecutive month period ending on the last day of such short Plan Year, the Employee will be credited with one (1) Year of Service for the Plan Year. If such Plan Year is not an Eligibility Computation Period for an Employee, the preceding sentence shall not apply for eligibility purposes.

For purposes of the elapsed time method, a “Year of Service” means a One-Year Period of Service with the Employer. An Employee will receive credit for the aggregate of all time period(s) commencing with the Employee’s Employment Commencement Date or the date such Employee is credited with an Hour of Service upon re-employment and ending on the date a One-Year Period of Severance begins. An Employee will also receive credit for any Period of Severance of less than 12 consecutive months. Fractional portions of a year will be expressed in terms of days.

B. Terms Not Defined in Article I and II of this Plan. The following terms are defined in the Paragraphs and Articles specified below.

1. Annuity Starting Date – See Paragraph A.1 of Article VII.

2. Determination Date – See Paragraph A.1 of Article VIII.

3. Election Period – See Paragraph A.2 of Article VII.

4. Key Employee – See Paragraph A.2 of Article VIII.

5. Non-Key Employee – See Paragraph A.3 of Article VIII.

6. Qualified Joint and Survivor Annuity – See Paragraph A.3 of Article VII.

7. Qualified Preretirement Survivor Annuity – See Paragraph A.4 of Article VII.

8. Required and Permissive Aggregation Groups – See Paragraphs A.6 and B of Article VIII.

9. Spouse or Surviving Spouse – See Paragraph A.5 of Article VII.

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10. Top-heavy Group – See Paragraph A.5 of Article VIII.

11. Top-heavy Plan – See Paragraph A.4 of Article VIII.

12. Transferred Benefits – See Paragraph A.6 of Article VII.

13. Waiver Election – See Paragraph A.7 of Article VII.

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III. PARTICIPATION AND MEMBERSHIP

A. Participation Date. Each Eligible Employee shall become a Participant on the Entry Date specified in Article I if he or she is employed on such Entry Date.

1. Vested Participants. Any vested Participant who terminates employment and who is subsequently re-employed, shall be readmitted as a Participant as of the first day or his or her re-employment.

2. Non-Vested Participants. Any non-vested Participant who terminates employment and who is subsequently re-employed shall be considered a new Employee, and must again satisfy the requirements to become an Eligible Employee if his or her period of consecutive one-year Breaks-in-Service equals or exceeds the greater of (i) five (5); or (ii) the aggregate number of Years of Service completed before such termination of employment. If such former Participant is not considered a new Employee pursuant to this Paragraph A.2, such former Participant shall participate in the Plan immediately upon his or her re-employment.

3. Employee Not a Participant. Any Employee who terminates employment prior to his or her Entry Date, but after satisfying the eligibility requirements of Article I, and who is re-hired prior to incurring five (5) consecutive Breaks-in-Service shall become a Participant on the later of (i) his or her date of re-employment; or (ii) the first Entry Date following the date he or she becomes an Eligible Employee. If this Plan provides for immediate full vesting of all Accounts, then an Employee who did not satisfy the Plan’s service requirement and has incurred a one-year Break-in-Service shall have his or her prior service disregarded. Any Employee who terminates employment prior to his or her Entry Date and who is re-hired after incurring five (5) consecutive Breaks-in-Service shall be considered a new Employee.

4. Change in Employment Status. Any Employee who is not a member of an eligible class of employees and becomes a member of an eligible class will participate immediately if such Employee would have otherwise previously become a Participant.

If a Participant becomes an Inactive Participant and has not incurred a one-year Break-in-Service, such Employee will participate immediately upon returning to an eligible class of employees. If such Participant incurs a one-year Break-in-Service, eligibility will be determined under the Break-in-Service rules of this Article III.

B. Leave of Absence. For purposes of eligibility, no Employee shall be deemed to have suffered a Break-in-Service if his or her employment is interrupted because such Employee has been on a Leave of Absence. For purposes of eligibility, a

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Break-in-Service shall not be deemed to have occurred while an Employee is a member of the armed forces of the United States, provided that he or she returns to the service of the Employer within 90 days (or such longer period as may be prescribed by law) from the date he or she first became entitled to his or her discharge.

C. Enrollment. The Employer shall, from time to time as requested by the Committee, provide a list of all of its Employees, their names and ages, the number of Hours of Service completed by each during the current Plan Year or other applicable Computation Period, their dates of hire, and any additional information the Committee may require. The Committee shall determine from such lists which Employees are Eligible Employees and their Entry Dates for participation under the Plan.

D. Omission of Eligible Employee. If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted or an error caused a Participant to be credited with less than his or her full allocation, the Committee shall determine the amounts (or additional amounts) which should have been credited to such Participant’s Account. To correct any such error or omission, the correct amount may be deducted from forfeitures and/or earnings prior to allocating such amounts to other Participants in lieu of adjusting Accounts of other Participants. In addition to (or instead of) the preceding adjustment, the Employer may make a special contribution including earnings to correct any such error or omission.

E. Inclusion of Ineligible Employee. If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after an Employer contribution for the relevant Plan Year(s) has been made, the amount contributed, as adjusted with earnings or losses if necessary, with respect to the ineligible person shall constitute a forfeiture for the Plan Year in which the discovery is made. Any Employee After-Tax Contributions or Elective Contributions made by an ineligible Employee adjusted with earnings or losses, if necessary, shall be returned to the Employee.

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IV. EMPLOYER CONTRIBUTIONS

A. In General. For each Plan Year in which this Plan is in effect, the Employer shall make contributions to the Trust in one (1) or more installments in such amounts, if any, as provided in Article I; provided that (i) the Plan Year for which each contribution is made shall be designated at the time of the contribution or upon the income tax return of the Employer for any relevant Plan Year; (ii) no contribution to this Plan for any Plan Year shall exceed an amount which the Employer estimates will be deductible under Sections 404(a) and 404(j) of the Code; (iii) no contribution for any Plan Year shall cause the limitations on the Annual Addition of any Participant to be exceeded for such Plan Year; and (iv) no contribution shall be made for any Participant who did not complete a Year of Service during the relevant Plan Year unless Article I provides otherwise.

For Plan Years beginning after December 31, 1996, contributions made to an Owner-Employee may be made only from such Owner-Employee’s Earned Income derived from the trade or business for which the Plan is established.

B. Special Make-up Contribution. A previously forfeited Account Balance shall be restored in accordance with Article I.

C. Corrective Contributions. Subject to all applicable limitations of the Code, the Employer may make additional contributions to the Plan as needed to correct any errors in administration which may occur from time to time. Such corrective contributions shall be limited to the extent necessary (including earnings as applicable) to place affected Participants in the position they would have been in but for such error or errors, and shall be allocated to the account or accounts from which the error was made, subject to all rules and procedures otherwise applicable to such Accounts.

D. Profit Sharing and Retirement Savings (401(k)) Contributions. The provisions of this Paragraph D shall apply to contributions made pursuant to the cash or deferred feature of the Plan.

1. Qualifying Section 401(k) Contributions. The Employer intends that all Qualifying Employer Contributions shall satisfy all of the requirements of Section 401(k) of the Code and the Treasury Regulations promulgated thereunder as constituting a qualified cash or deferred arrangement. Each Participant shall be fully vested in his or her Qualifying Section 401(k) Contributions at all times.

2. Participant Elective Contributions. As permitted in Paragraph H.2 of Article I, a Participant may elect to reduce and defer the receipt of his or her Compensation, the Employer shall reduce such Participant’s Compensation in the elected amount through payroll withholding and contribute to the Plan on behalf of each such electing Participant an amount equal to the Compensation to be reduced and

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deferred. A Participant’s Elective Contributions shall be credited to his or her Elective Contribution Account, and generally will be paid by the Employer to the Plan no later than the 15th business day following the month in which the amount was withheld from the Participant’s payroll.

3. Changes in Elective Contributions. A Participant may suspend his or her Elective Contributions at any time. The rules and procedures for allowing Participants to defer and reduce their Compensation under Paragraph H.2 of Article I and this Paragraph D.3 and to decrease (or increase) such reductions and deferrals shall be established by the Committee, in its sole discretion; provided, however, that the Committee shall exercise its discretion in a uniform and nondiscriminatory manner. If this Plan provides for Safe Harbor Matching Contributions, a Participant shall have a reasonable opportunity and a reasonable period of time to increase, decrease, or resume his or her Elective Contributions. A 30 day period shall be deemed a reasonable period of time.

4. Simple 401(k) Plans. If this is a Simple 401(k) Plan, in addition to any other election periods, each Employee may make or modify his or her salary reduction election during the 60-day period immediately preceding each January 1. If the Employee elects to suspend his or her Elective Contributions during the Plan Year, the Committee may require the Employee to wait until the beginning of the next Plan Year before he or she may resume his or her Elective Contributions. The Employer shall notify each Eligible Employee of his or her election rights prior to the 60-day election period and shall indicate the type and amount of the Simple 401(k) Contribution to be made.

E. Actual Deferral Percentage Limitation. For Plan Years beginning prior to January 1, 1997, the amount of Qualifying Section 401(k) Contributions made on behalf of the group consisting of Highly Compensated Employees shall not result in an Actual Deferral Percentage that exceeds the greater of:

1. The Actual Deferral Percentage limitation for the group of Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Deferral Percentage for the group of Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

2. The Actual Deferral Percentage for the group of Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by two (2), and provided that the Actual Deferral Percentage for the group of Eligible Participants who are Highly Compensated Employees does not exceed the Actual Deferral Percentage for the group of Eligible Participants who are Non-Highly Compensated Employees by more than

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two (2) percentage points or such lesser amounts as prescribed to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

For Plan Years, beginning after December 31, 1996, the amount of Qualifying Section 401(k) Contributions made on behalf of the group consisting of Highly Compensated Employees shall not result in an Actual Deferral Percentage that exceeds the greater of the following:

(a) The Actual Deferral Percentage limitation for the group of Eligible Participants who are Highly Compensated Employees for the current Plan Year shall not exceed the Actual Deferral Percentage for the group of Eligible Participants who are Non-Highly Compensated Employees for the current or preceding Plan Year as elected in Article I multiplied by 1.25; or

(b) The Actual Deferral Percentage for the group of Eligible Participants who are Highly Compensated Employees for the current Plan Year shall not exceed the Average Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees for the current or preceding Plan Year as elected in Article I, multiplied by two (2), and provided that the Actual Deferral Percentage for the group of Eligible Participants who are Highly Compensated Employees does not exceed the Actual Deferral Percentage for the group of Eligible Participants who are Non-Highly Compensated Employees for the current or preceding Plan Year, as elected in Article I, by more than two (2) percentage points or such lesser amount as prescribed to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

For the first Plan Year in which the Plan (other than a successor plan) provides for a cash or deferred arrangement, the Actual Deferral Percentage of eligible Non-Highly Compensated Employees under the prior year testing method shall be the greater of three percent (3%) or the Actual Deferral Percentage of the Non-Highly Compensated Employees for the first Plan Year.

If the Plan provides for the prior year testing method, the Actual Deferral Percentage shall be determined without regard to changes in the group of Non-Highly Compensated Employees who are Eligible Participants during the testing year.

An Elective Contribution, Safe Harbor Nonelective Employer Contribution or Safe Harbor Matching Contribution will be taken into account under the Actual Deferral Percentage limitation for the Plan Year only if it is allocated to the Employee as of any date within the Plan Year. An Elective Contribution, Safe Harbor Nonelective Contribution and Safe Harbor Matching Contribution is considered allocated as of any date within a Plan Year if the allocation is not contingent on participation or performance of services after such date and the Elective Contribution is actually paid to

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the Trust no later than 12 months after the close of the Plan Year to which such contributions relate. Additionally, an Elective Contribution must relate to Compensation that either would have been received by the Employee during the Plan Year, except for the Employee election to defer, or is attributable to the performance of services during the Plan Year that would have become payable within 2½ months after the close of the Plan Year, except for the Employee election to defer.

F. Safe Harbor Contributions. For Plan Years beginning after December 31, 1998, if the Employer provides for Safe Harbor Matching Contributions or Safe Harbor Nonelective Employer Contributions during a Plan Year that satisfy the requirements of Section 401(k)(12) of the Code, the Actual Deferral Percentage limitation shall be deemed satisfied for such Plan Year provided that:

1. If Safe Harbor Nonelective Employer Contributions or Safe Harbor Matching Contributions are made to the Plan to satisfy the Actual Deferral Percentage limitation or the Average Contribution Percentage for a Plan Year, such Plan shall be required to use the current year testing method for Non-Highly Compensated Participants in any Plan Year in which Safe Harbor Nonelective Employer Contributions or Safe Harbor Matching Contributions are made. Such contributions, like Elective Contributions and Matching Contributions, shall be subject to rules relating to changes from current year testing to prior year testing, and the anti-abuse provisions of Section VIII of IRS Notice 98-1.

2. Any Compensation definition elected in Article I must state a uniform definition of Compensation and comply with Section 414(s) of the Code and Section 1.414(s)-1 of the Treasury Regulations; provided, however, the last sentence of Section 1.414(s)-1(d)(2)(iii) of the Treasury Regulations pertaining to compensation above a specified dollar amount shall not apply to a Non-Highly Compensated Employee.

3. A plan year must be a 12 consecutive month period or if the Plan is a newly established plan (other than a successor plan within the meaning of IRS Notice 98-1), a period of at least three (3) consecutive months (or, a shorter period if the Employer is a newly established Employer and this Plan is established as soon as administratively feasible after the establishment of the Employer). Notwithstanding the preceding sentence, in the case of a cash or deferred arrangement that is added to an existing profit-sharing, stock bonus, or pre-ERISA money purchase pension plan for the first time during a plan year, the requirements of Section V of Notice 98-52 will be treated as being satisfied for the entire plan year and the cash or deferred arrangement will not be treated as failing to satisfy the requirements of Section X of Notice 98-52, provided (i) the plan is not a successor plan (within the meaning of IRS Notice 98-1), (ii) the cash or deferred arrangement is made effective no later than three (3) months prior to the end of the plan year, and (iii) the requirements of Safe Harbor Nonelective

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Contributions or Safe Harbor Matching Contributions are satisfied for the period from the effective date of the cash or deferred arrangement to the end of the plan year.

4. To satisfy the notice requirements in regard to Safe Harbor Matching Contributions or Safe Harbor Nonelective Employer Contributions, the notice given by the Committee to Employees must be sufficiently accurate and comprehensive to inform the Employee of his or her rights and obligations under the Plan and must be written in a manner that can be understood by the average Employee eligible to participate in the Plan.

The notice must accurately describe (i) the Safe Harbor Matching Contribution formula or Safe Harbor Nonelective Employer Contribution formula used under the Plan (including a description of the level of Matching Contributions, if any, available under the Plan); (ii) any other contributions under the Plan (including Nonelective Employer Contributions and discretionary Matching Contributions), the condition and allocation requirements to receive such contributions; (iii) the Plan to which safe harbor contributions will be made if other than this Plan; (iv) the type and amount of Compensation that may be deferred under the Plan; (v) how to make a cash deferred election, including any administrative requirements that apply to Elective Contributions; (vi) the periods available under the Plan for making cash or deferred elections; and (vii) withdrawal and vesting provisions pertaining to each contribution made under the Plan.

A plan will not fail to satisfy the content requirement of (ii), (iii), (iv) and (vii) of the preceding paragraph if the notice instead cross-references the relevant portions of an up-to-date summary plan description that has been provided (or concurrently is provided) to the Employee. However, the notice must still accurately describe (i) the Safe Harbor Matching Contribution or Safe Harbor Nonelective Contribution formula used under the Plan (including a description of the levels of Matching Contributions, if any, available under the Plan) and state that these contributions (as well as Elective Contributions) are fully vested when made and (ii) how to make Elective Contributions (including any administrative requirements that apply to such elections) and the periods available under the Plan for making such elections. In addition, the notice must also provide information that makes it easy for Eligible Employees to obtain additional information about the Plan (including an additional copy of the summary plan description) such as telephone numbers, addresses and, if applicable, electronic addresses, of the individuals or offices from whom Employees can obtain such plan information.

Such notice may be given through an electronic medium if reasonably accessible to the Employee, provided that (i) the system under which the electronic notice is provided is reasonably designed to provide the notice in a manner no less understandable to the Employee than a written paper document, and (ii) at the

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time the electronic notice is given, the Employee is advised that he or she may request and obtain a written paper document at no charge.

For Plan Years beginning prior to January 1, 2000, a Plan shall not fail the notice requirements because all items listed above are not included, provided that such notice satisfies a good faith interpretation of the requirements of Sections 401(k)(12) and 401(m)(11) of the Code.

The notice requirements must be given within a reasonable time before the beginning of each Plan Year (or, if an Employee becomes eligible after the preceding notice has been given, within a reasonable period before the Employee is eligible). If the notice is given at least 30 days and no more than 90 days before the beginning of each Plan Year, the notice requirements shall be deemed timely. If an Employee became eligible to participate after the 90th day before the beginning of the Plan Year, notice shall be deemed timely if given to such Employee no more than 90 days before he or she becomes eligible to participate and no later than the Employee’s Entry Date. The preceding sentence shall also apply for a new established 401(k) Plan.

If the Plan provides safe harbor contributions for the first time for the Plan Year beginning after December 31, 1999 but before June 2, 2000, the notice shall be deemed timely if given by May 1, 2000. For the Plan Year beginning on or before April 1, 1999, the notice shall be deemed timely if given on or before March 1, 1999, provided that all other safe harbor provisions are complied with for the entire Plan Year.

5. Any Safe Harbor Matching Contribution formula elected in Article I must, at any rate of Elective Contributions, provide an aggregate amount of Safe Harbor Matching Contributions to Non-Highly Compensated Participants at least equal to the aggregate amount of Safe Harbor Matching Contributions that would have been provided under Section 401(k)(12)(B)(i) of the Code.

6. For Plan Years beginning after September 30, 2003 or such other date required by the Internal Revenue Service, safe harbor provisions under Section 401(k)(12) of the Code must be adopted prior to the first day of the Plan Year in which such provisions became effective.

Notwithstanding the preceding paragraph, if the Plan provides for the current year testing method for the Actual Deferral Percentage and the Average Contribution Percentage, if applicable, the Plan may be amended to provide Safe Harbor Nonelective Employer Contributions as late as 30 days prior to the last day of the Plan Year if Eligible Employees receive notice prior to the beginning of such Plan Year that the Employer may provide Safe Harbor Nonelective Employer Contributions of at least three percent (3%) of Compensation. If the Employer does provide for Safe

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Harbor Nonelective Employer Contributions, the notice requirements of subparagraph F.4 above shall apply and Eligible Employees must be given a supplemental notice at least 30 days before the end of the Plan Year that Safe Harbor Nonelective Employer Contributions of at least three percent (3%) of Compensation will be made.

7. Safe Harbor Matching Contributions and Safe Harbor Nonelective Employer Contributions shall not be used as Qualified Nonelective Employer Contributions or Qualified Matching Contributions.

8. If Safe Harbor Matching Contributions or Safe Harbor Nonelective Employer Contributions are provided in another defined contribution plan maintained by the Employer, any Eligible Employee under the plan that provides for a cash or deferred arrangement must be an Eligible Employee under the plan that provides for Safe Harbor Matching Contributions or Safe Harbor Nonelective Employer Contributions. Safe Harbor Matching Contributions and Safe Harbor Nonelective Employer Contributions cannot be used to satisfy the safe harbor requirements of Notice 98-52 Section V.B with respect to more than one plan.

G. Simple 401(k) Plans. If this Plan is a Simple 401(k) Plan, the Actual Deferral Percentage limitation shall be deemed satisfied provided that the following additional notice requirements are satisfied:

1. Each Participant may elect, during the 60 day period immediately preceding each January 1st (and 60 days before the first day an Employee is first eligible to participate), to increase, decrease, or resume his or her Elective Contributions.

2. The Committee shall notify each Participant within a reasonable period of time prior to the 60-day election period that an Employee can modify his or her election to defer and the Employee’s rights to participate under the Plan. If an Employee becomes eligible after the 60-day election period, the 60-day election period shall be deemed satisfied if the Employee may make or modify a salary reduction election during a 60-day period that includes either the date the Employee becomes eligible to participate or the day before the Employee’s Entry Date.

3. If the Employer maintained this Plan during 1997, prior to adopting Simple 401(k) Plan provisions, then contributions made prior to the adoption of Simple 401(k) Plan provisions shall be treated as Simple 401(k) Contributions only if (i) the Employer adopts the Simple 401(k) Plan provisions by July 1, 1997, effective as of January 1, 1997; (ii) the salary reduction contributions for the year made prior to adoption of the amendment do not total more than $6,000 for any Employee; (iii) the other contributions set forth in Article I are of inherently equal or greater value than the contributions required under the Plan prior to the amendment; and (iv) for 1997, the 60-day

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election period requirement described above is deemed satisfied if the Employee may make or modify a salary reduction election during a 60-day election period that begins no later than 30 days after the adoption of Simple 401(k) Plan provisions but in no event later than July 1, 1997.

4. If this Plan is a newly established 401(k) plan containing Simple 401(k) Plan provisions as elected in Article I, the Employer may make it effective as of any date during the Plan Year, but in no event later than October 1st of the year in which adopted. Except as described in Paragraph G.3 above, an Employer amending an existing 401(k) plan to provide for Simple 401(k) Plan provisions must make such provisions effective as of the following January 1st.

H. Limitation on Elective Deferrals. The Trust shall not receive any Elective Deferrals made by an Employee to this Plan and all other plans, contracts or arrangements of the Employer in any calendar year which exceed $7,000 ($10,000 for 1999) for the Employee’s taxable year beginning in such calendar year. If this is a Simple 401(k) Plan the limitation is $6,000 (including 1999) and the amount of Elective Contributions must be expressed as a percentage of Compensation. If Elective Deferrals in excess of the permitted amounts are mistakenly deposited into the Trust, the correction procedures of Paragraph M of this Article IV shall apply.

The above dollar limitations shall be adjusted at the same time and in the same manner as Section 415(d) of the Code, except the base period is the calendar quarter ending September 30, 1996, and any increase under this Paragraph H which is not a multiple of $500 shall be rounded to the next lowest multiple of $500.

I. Reserved.

J. Correction of Excess Contributions.

1. Return of Excess Contributions. If the Committee determines that for any Plan Year the maximum aggregate Actual Deferral Percentage of Qualifying Section 401(k) Contributions made by or on behalf of the group consisting of Highly Compensated Employees has been exceeded, the Committee may reduce by corrective distribution to the extent necessary the amount of Excess Contributions made to the group consisting of Highly Compensated Employees to satisfy the Actual Deferral Percentage limitation. The Committee shall designate such distributions to Highly Compensated Employees as Excess Contributions and allowable income thereof which shall be distributed to the appropriate Highly Compensated Employees after the close of the Plan Year but not later than 12 months after the close of the Plan Year.

For Plan Years beginning prior to January 1, 1997, the determination of corrective distributions shall be made in accordance with this

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paragraph. The Committee shall reduce to the extent necessary the amount of the Excess Contributions for each member of the Highly Compensated Group by reducing the actual deferral ratios of the Highly Compensated Employees who have the highest actual deferral ratios to the maximum acceptable level. This is accomplished by the following reduction. First, the actual deferral ratio of the Highly Compensated Employee with the highest actual deferral ratio is reduced to the extent necessary to satisfy the Actual Deferral Percentage limitation or cause such ratio to equal the actual deferral ratio of the Highly Compensated Employee with the next highest ratio. Second, this process is repeated until the Actual Deferral Percentage limitation is satisfied. The amount of Excess Contributions for each Highly Compensated Employee is equal to the total of Elective Contributions and other contributions taken into account for the Actual Deferral Percentage limitation prior to reduction minus the product of the Employee’s actual deferral ratio, after reduction as determined above, multiplied by his or her Compensation.

2. Application of Family Aggregation Rules. If a Highly Compensated Employee’s actual deferral ratio is determined under the family aggregation rules, then the reduction of the amount of his or her Excess Contributions shall be made in accordance with this paragraph. The actual deferral ratio shall be reduced in accordance with the same leveling method described in Paragraph J.1 of this Article IV. The resulting Excess Contributions for the family group shall be allocated among the Family Members in proportion to the Elective Contributions of each Family Member that are combined to determine the actual deferral ratio.

For Plan Years beginning after December 31, 1996, the determination of corrective distributions shall be made as follows:

Step 1. The Committee shall calculate the dollar amount of Excess Contributions for each affected Highly Compensated Employee in the same manner as the ratio leveling method described in the second paragraph of Paragraph J.1 of this Article IV.

Step 2. The Committee shall determine the total of the dollar amounts calculated in step 1 (“total Excess Contributions”).

Step 3. The Elective Contributions of the Highly Compensated Employee with the highest dollar amount of Elective Contributions are reduced by the amount required to cause such Highly Compensated Employee’s Elective Contributions to equal the dollar amount of the Elective Contributions of the Highly Compensated Employee with the next highest dollar amount of Elective Contributions. This amount is then distributed to the Highly Compensated Employee with the highest dollar amount of Excess Contributions. However, if a lesser reduction,

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when added to the total dollar amount already described under this step, would equal the total Excess Contributions, the lesser reduction amount is distributed.

Step 4. If the total amount distributed is less than the total Excess Contributions, step 3 is repeated.

If the above distributions are made, the cash or deferred arrangement is treated as meeting the non-discrimination test of Section 401(k)(3) of the Code regardless of whether the Actual Deferral Percentage, if recalculated after such distributions, would satisfy Section 401(k)(3) of the Code.

3. Corrections by Additional Contributions. The Employer may in its sole discretion and subject to the limitation contained in Article V of the Plan, make additional Qualified Nonelective Employer Contributions or Qualified Matching Contributions that are treated as Elective Contributions and which in combination with the Elective Contributions, satisfy the Actual Deferral Percentage limitation. Such Nonelective Employer Contributions and Qualified Matching Contributions must be nonforfeitable as of the date made and subject to the same distribution restrictions that apply to Elective Contributions. Qualified Nonelective Employer Contributions and Qualified Matching Contributions which are treated as Elective Contributions must satisfy these requirements without regard to whether they are actually taken into account as Elective Contributions. A Qualified Matching Contribution is not treated as forfeited merely because the contribution to which it relates is an Excess Deferral, or Excess Contribution thereby causing forfeiture of such Qualified Matching Contribution.

4. Additional Requirements. Qualified Nonelective Employer Contributions and Qualified Matching Contributions which are treated as Elective Contributions must satisfy the following additional requirements:

(a) The Nonelective Employer Contributions, including Qualified Nonelective Employer Contributions, must satisfy the requirements of Section 401(a)(4) of the Code and, for Plan Years beginning after December 31, 1993, must satisfy Section 1.401(a)(4)-1(b)(2) of the Treasury Regulations.

(b) The Nonelective Employer Contributions, excluding Qualified Nonelective Employer Contributions treated as Elective Contributions for purposes of the Actual Deferral Percentage limitation and Qualified Nonelective Employer Contributions treated as Matching Contributions for purposes of the Contribution Percentage limitation, must satisfy the requirements of Section 401(a)(4) of the Code and, for Plan Years beginning after December 31, 1993, must satisfy Section 1.401(a)(4)-1(b)(2) of the Treasury Regulations.

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(c) Qualified Nonelective Employer Contributions and Qualified Matching Contributions made for the Plan Year must satisfy the allocation requirements of Elective Contributions.

(d) For Plan Years beginning after December 31, 1988, the plan that takes Qualified Nonelective Employer Contributions and Qualified Matching Contributions into account in determining whether Elective Contributions satisfy the Actual Deferral Percentage limitation must have the same Plan Year as the plan or plans to which the Qualified Matching Contributions and Qualified Nonelective Employer Contributions were made. If the Plan Year is changed to satisfy this requirement, such contributions may be taken into account during the short Plan Year if they satisfy the allocation requirements of Elective Contributions.

(e) If the Employer has elected to apply the prior year testing method to calculate the Actual Deferral Percentage limitation, Qualified Matching Contributions or Qualified Nonelective Employer Contributions must be made no later than twelve (12) months following the last day of the Plan Year preceding the current Plan Year to satisfy the Actual Deferral Percentage limitation. If the Employer has elected to apply the current year testing method to calculate the Actual Deferral Percentage limitation, Qualified Matching Contributions or Qualified Nonelective Employer Contributions must be made no later than twelve (12) months following the close of the current Plan Year to satisfy the Actual Deferral limitation.

5. Recharacterization of Excess Contributions. If Article I allows for Employee After-Tax Contributions, the Committee may recharacterize Excess Contributions as Employee After-Tax Contributions. Such recharacterized contributions shall remain subject to the nonforfeitable requirements and distribution limitations that apply to Elective Contributions. The Committee cannot recharacterize any Excess Contributions after 2½ months after the close of the Plan Year. Further Excess Contributions will not be recharacterized with respect to a Highly Compensated Employee to the extent that the recharacterized amounts, in combination with Employee After-Tax Contributions actually made by the Employee, exceeds a maximum amount of Employee After-Tax Contributions that the Employee is permitted to make under the Plan in the absence of recharacterization determined prior to the application of the Contribution Percentage limitation. Such recharacterized amounts will be considered as Annual Additions under the limitations imposed by Section 415 of the Code and shall be subject to Section 401(m) of the Code. The same leveling method and family aggregation rules as described with respect to the return of Excess Contributions to Highly Compensated Employees shall apply to this corrective procedure.

The amount of Excess Contributions to be recharacterized for a Plan Year shall not exceed the amount of Elective Contributions made on behalf of such Highly Compensated Employee.

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6. Correction of Excess Contributions by Reduction Prior to the End of the Plan Year. If the Committee determines that the Actual Deferral Percentage limitation is being exceeded during a Plan Year, the Committee may suspend the group of Highly Compensated Employees’ future Elective Deferrals of Qualifying 401(k) Contributions for such Plan Year to enable the Plan to satisfy the Actual Deferral Percentage limitation. The Committee shall give notice to such Employees of the amount to be suspended.

For Plan Years beginning after December 31, 1996, the determination of the reduction shall be made either in accordance with the dollar leveling method used for reduction of Excess Contributions or on a pro rata basis if elected in Article I.

For Plan Years beginning prior to January 1, 1997, the determination of the reduction shall be made either in accordance with the same leveling method and family aggregation rules used for the reduction of Excess Contributions or on a pro rata basis as elected in Article I.

K. Coordination of Excess Contributions with Excess Deferrals. The amount of Excess Contributions to be distributed or recharacterized with respect to Highly Compensated Employees shall be reduced by any Excess Deferrals previously distributed to such Employee for the Employee’s taxable year ending in such Plan Year.

L. Income Allowable to Excess Contribution. The distribution of Excess Contributions shall include the income allocated thereto. The income allocable to Excess Contributions is determined by applying the same method as used for the correction of Excess Aggregate Contributions described in Paragraph J of Article X.

M. Correction of Excess Deferrals. Not later than the first April 15th after the close of the Employee’s taxable year, the Employee must notify the Committee of each Plan under which deferrals were made, how much Excess Deferrals were received by such plan and each plan may distribute to the Employee the amount of Excess Deferrals plus any earnings thereof. An Employee may receive a corrective distribution of Excess Deferrals during the same taxable year. A corrective distribution may be made only if all of the following conditions are satisfied:

1. The Employee designates the distribution as an Excess Deferral. An Employee is deemed to have designated the distribution as an Excess Deferral to the extent the Employee has Excess Deferrals for the taxable year, taking into account only Elective Deferrals under this Plan and any other plan maintained by the Employer.

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2. The corrective distribution is made after the date in which the plan received the Excess Deferral.

3. The plan designates the distribution as a distribution of Excess Deferrals.

N. Income Allowable to Excess Deferrals. The distribution of Excess Deferrals shall include the income allocated thereto. The income allocable to Excess Deferrals for the taxable year is determined by applying the same method as used for correction of Excess Aggregate Contributions described in Paragraph J of Article X.

O. Coordination of Excess Deferrals with Distribution or Recharacterization of Excess Contributions. The amount of Excess Deferrals that may be distributable with respect to an Employee for a taxable year shall be reduced by any Excess Contributions previously distributed or recharacterized with respect to such Employee for the Plan Year beginning with or within such taxable year. In the event of reduction under this Paragraph O, the amount of Excess Contributions included in the gross income of the Employee and reported by the Employer as a distribution of Excess Contributions shall be reduced by the amount of the reduction under this paragraph. The amount of the reduction under this Paragraph O shall be reported as a distribution of Excess Deferrals. In no case may an Employee receive from the Plan as a corrective distribution for a taxable year an Excess Deferral which exceeds the Employee’s total Elective Deferrals under the Plan for the Employee’s taxable year.

P. Distribution of Amounts Attributed to Elective Contributions. Except for the correction of Excess Contributions, Excess Aggregate Contributions and Excess Deferrals, Elective Contributions, Qualified Nonelective Employer Contributions, and Qualified Matching Contributions and earnings resulting from these contributions may not be distributed earlier than upon one (1) of the following events:

1. The Employee’s retirement, death, disability or separation from service;

2. The termination of the Plan without establishment or maintenance of another defined contribution plan (other than an employer stock ownership plan, a simple IRA plan or a simple employer plan);

3. The Employee’s attainment of age 59½;

4. Distributions on account of hardship. For Plan Years after December 31, 1988 only amounts deferred by the Employee as Elective Contributions, disregarding any gains or losses, may be distributed; provided, however, that in no event shall the amount of such hardship distribution result in a value less than zero (0)

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in a Participant’s Elective Contribution Account determined as of the immediately preceding Valuation Date;

5. The sale or disposition by a corporation to an unrelated corporation, which does not maintain the Plan, of substantially all of the assets used in a trade or business but only with respect to Employees who continue employment with the acquiring corporation; and

6. The sale or other dispositions by a corporation of its interest in a subsidiary to an unrelated corporate entity which does not maintain the Plan, but only with respect to Employees who continue employment with a subsidiary.

For purposes of (5) and (6) above, distributions may also be made on account of certain dispositions of assets or subsidiaries other than sales. These distributions on account of dispositions or sales may be made only if the transferor corporation continues to maintain the Plan after disposition. The distribution must be a lump-sum distribution in order for the exceptions for disposition of assets or subsidiaries or for termination of the Plan to apply. Lump-sum, for these purposes, is a lump-sum under Section 402(d)(4) of the Code but without regard to (i) the attainment of age 59½; (ii) the election requirement; or (iii) the minimum period of a plan participation requirement.

These lump-sum rules apply to distributions occurring after March 31, 1988.

Q. Hardship Withdrawals. If allowed under Article I of this Plan, the Participant may apply for a hardship withdrawal of his or her Elective Contributions or Nonelective Employer Contributions, if applicable, by filing a written application with the Committee. In granting a hardship withdrawal, the Committee shall follow nondiscriminatory and objective standards in determining whether a Participant is entitled to a hardship withdrawal.

1. General Rule. Any hardship withdrawal may only be made if it is necessary to satisfy an immediate and heavy financial need of the Participant. A hardship withdrawal shall not exceed the amount necessary to relieve the need nor shall such hardship withdrawal be made to the extent the need may be satisfied from other financial resources reasonably available to the Employee.

2. Determination of Financial Need. A withdrawal on account of hardship may be treated as necessary to satisfy a financial need if the Committee reasonably relies upon the Employee’s representation that the need cannot be relieved by:

(a) Reimbursement or compensation by insurance or otherwise;

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(b) Reasonable liquidation of the Employee’s assets to the extent such liquidation would not itself cause any immediate and heavy financial need;

(c) Cessation of Elective Contributions or Employee Contributions under the Plans of the Employer; or

(d) Other distributions or nontaxable loans from plans maintained by the Employer, or by any other Employer, or by borrowing from commercial sources on reasonable commercial terms. An Employee’s resources shall be deemed to include those assets of his or her Spouse and minor children that are reasonably available to the Employee.

3. Determination of Necessity for Hardship Withdrawal. A hardship withdrawal will be deemed necessary to satisfy the financial need if it meets the following conditions:

(a) The hardship withdrawal is not in excess of the amount of the immediate and heavy financial need of the Employee. The amount of an immediate and heavy financial need may include amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from such hardship withdrawal.

(b) The Employee has obtained all distributions, other than hardship withdrawals of Elective Contributions, and all nontaxable loans currently available under all plans maintained by the Employer.

(c) The Employee’s Elective Contributions and Employee After-Tax Contributions, other than mandatory Employee contributions made to a defined benefit plan, will be suspended for at least 12 months after receipt of the hardship withdrawal under this Plan and all other qualified and non-qualified plans of deferred compensation, including the cash and deferred arrangement that is part of a cafeteria plan and excluding any health or welfare plans, including one that is part of a cafeteria plan, maintained by the Employer.

(d) The Employee may not make Elective Contributions and Employee After-Tax Contributions, other than mandatory Employee contributions made to a defined benefit plan, to this Plan and all other qualified and non-qualified plans of deferred compensation, including the cash and deferred arrangement that is part of a cafeteria plan and excluding any health or welfare plans, including one that is part of a cafeteria plan, maintained by the Employer for the Employee’s taxable year immediately following the taxable year of the hardship withdrawal in excess of the applicable limit under Section 402(g) of the Code for such next taxable year less the amount of such

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Elective Contributions for the taxable year of the hardship withdrawal. With respect to hardship withdrawals made on or before March 31, 1989, operation in accordance with the IRS Regulations proposed on November 10, 1981 is a reasonable interpretation of Section 401(k) of the Code.

R. Aggregation of Employer’s Plans. Elective Contributions that are made under two (2) or more plans of the Employer that are aggregated for purposes of Section 401(a)(4) or Section 410(b) of the Code, other than Section 410(b)(2)(A)(ii) of the Code, are to be treated as made under a single plan and if two (2) or more plans are permissibly aggregated for purposes of Section 401(k) of the Code, the aggregated plans must satisfy Sections 401(a)(4), 401(k) and 410(b) of the Code as though such aggregated plans were a single plan. Whenever a Highly Compensated Employee is eligible under two (2) or more plans of the Employer which are subject to Section 401(k) of the Code, in calculating the Actual Deferral Percentage limitation, the actual deferral ratio of such Highly Compensated Employee will be determined by treating all such plans in which such Highly Compensated Employee is an Eligible Participant as a single plan.

Except for certain plans in existence on November 1, 1977, for Plan Years beginning after December 31, 1988, contributions allocated under a plan described in Section 4975(e)(7) of the Code cannot be combined with contributions or allocations under any plan not described in Section 4975(e)(7) of the Code including required aggregation of a Highly Compensated Employee. However, a plan described in Section 4975(e)(7) of the Code may provide for contributions as described in Section 401(k)(12) of the Code. Mandatory disaggregation shall also apply to plans described under Sections 1.401(k)-1(b)(3)(ii)(B) and 1.401(k)-1(g)(11)(iii) of the Treasury Regulations. However, for Plan Years beginning after December 31, 1990, for purposes of the average benefit percentage test under Section 410(b)(2)(A)(ii) of the Code, a plan described in Section 4975(e)(7) of the Code shall be aggregated. For Plan Years beginning before January 1, 1991, the Employer shall have the option to aggregate such plans for purposes of the average benefit percentage test. Plans that are to be aggregated may only be aggregated if they have the same plan year.

The rules regarding aggregation and disaggregation of cash or deferred arrangements and plans shall also apply for purposes of Sections 401(k)(12) and 401(m)(11) of the Code.

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V. ALLOCATIONS TO PARTICIPANTS’ ACCOUNTS

A. Maintenance of Accounts. The Committee shall, where applicable, establish and maintain a Nonelective Employer Contribution Account, Elective Contribution Account, Employee After-Tax Contribution Account, Qualified Nonelective Employer Contribution Account, Matching Contribution Account, Qualified Matching Contribution Account, Rollover Contribution Account, Safe Harbor Matching Contribution Account, Safe Harbor Nonelective Employer Contribution Account, Simple 401(k) Account and/or Transferred Benefits Account in the name of each Participant.

B. Valuation of Trust.

1. Date for Valuation. As soon as administratively feasible after any Valuation Date, the Trustee shall value the Trust assets and liabilities on the basis of fair market values as of such Valuation Date.

2. Instructions for Valuation. If the Trustee, in making such valuations, shall determine that the Trust consists, in whole or in part, of property not traded freely on a recognized market, or that information necessary to ascertain the fair market value of any Trust assets or liabilities is not readily available to the Trustee, the Trustee may request the Committee to instruct the Trustee as to such fair market value for all purposes under the Plan; and in such event the fair market value determined by the Committee shall be binding and conclusive. If the Committee fails or refuses to instruct the Trustee as to such fair market value within a reasonable time after receipt of the Trustee’s request, the Trustee shall take such action as it deems necessary or advisable to ascertain such fair market value, including the retention of such counsel and independent appraisers as it considers necessary; and in such event the fair market value determined by the Trustee shall be binding and conclusive. The expenses incurred in retaining such counsel and/or independent appraisers shall be paid by the Trust.

C. Allocation of Trust Earnings.

1. General. As of each Valuation Date and prior to the allocation of Employer contributions, Employee After-Tax Contributions and, if applicable, forfeitures for the Plan Year, the Committee shall allocate the increment of Trust net income to or charge Trust net losses against, as the case may be, the respective Accounts of the Participants in proportion to the balances (minus any distributions made to the Participant and any forfeitures declared in such Account after the immediately preceding Valuation Date) of such Accounts as of the immediately preceding Valuation Date.

2. Segregated and Directed Accounts. Notwithstanding the foregoing, segregated Accounts of a Participant held in accordance with the provisions of

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Paragraph B.4(a) of Article VII and Paragraph B of Article XII, if provided for in Article I, shall be valued separately on each Valuation Date, and the increment of Trust net income shall be allocated to or Trust net loss shall be charged against, as the case may be, such Accounts on a segregated basis.

3. Elective Contribution Accounts. Unless otherwise elected in Paragraph LL, Elective Contributions made by a Participant and deposited periodically throughout a Plan Year to his or her Elective Contribution Account shall have allocated to them a proportionate share of Trust net income or net losses attributable to all such Elective Contribution Accounts on the basis of one-half (½) of the total amount of periodic payment Elective Contributions made by all Participants and deposited during the Plan Year determined as if such Elective Contributions were deposited on the first day of the Plan Year. For purposes of this Paragraph C.3, periodic payments shall mean substantially equal payments made throughout the Plan Year not less frequently than quarterly. A single-sum deposit made by a Participant as an Elective Contribution to his or her Elective Contribution Account during the first quarter of the Plan Year will receive an allocation of Trust net income and net losses for the entire Plan Year as if such deposit were made on the first day of the Plan Year. Lump-sum deposits made in the second, third or fourth quarter of a Plan Year shall not be entitled to receive an allocation of Trust net income or net losses. The frequency or method with which Trust net income and net losses are allocated to the Elective Contribution Accounts may be changed in the discretion of the Committee, but only in a uniform and nondiscriminatory manner.

D. Allocation to Contribution Accounts.

1. General. Amounts contributed by the Employer for any Plan Year (and, if applicable, any previously unallocated forfeitures) shall be allocated to the appropriate Accounts in accordance with the manner provided in Article I as of each Anniversary Date.

If this Plan provides for permitted disparity, then for Plan Years beginning on or after January 1, 1995, the number of years credited to the Participant for allocation or accrual purposes under this Plan, any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by the Employer shall be limited to a total cumulation of permitted disparity of 35 years. For purposes of determining the participant’s cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year. If the Participant has not benefited under a defined benefit or target benefit plan for any year beginning on or after January 1, 1994, the Participant has no cumulative disparity limit.

2. Allocations on Retirement, Total Disability or Death. An individual whose participation ceased during the year because of termination of employment on or

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after Normal Retirement Age, death or Total Disability may be entitled to an allocation of Employer contributions without regard to service or employment date requirements as provided in Article I.

3. Allocation of Elective, Employee After-Tax, Safe Harbor Matching, Safe Harbor Nonelective Employer, and Simple 401(k) Contributions. Allocation of Elective Contributions, Employee After-Tax Contributions, Safe Harbor Matching Contributions, Safe Harbor Nonelective Employer Contributions and/or Simple 401(k) Contributions shall be allocated to those Eligible Participants described in Article I of the Plan without regard to service or employment date requirements provided in Article I in regard to the allocation requirements of other Employer contributions.

4. Suspension of Benefits if Participant Changes Employee Status. If a Participant continues in the employ of the Employer, but changes his or her employment status to a class of employees that is ineligible for participation, such termination of participation shall not constitute a termination of employment for purposes of this Plan. An otherwise eligible Participant shall accrue benefits in the Plan for the Plan Year in which he or she changes his or her employment status based on his or her Compensation received before the change in status. However, such Inactive Participant shall not accrue further benefits under the Plan until the date he or she again becomes a Participant; provided, however, that Compensation received prior to his or her again becoming a Participant shall be disregarded.

5. Amendments to The Plan – Preservation of Accrued Benefit. Notwithstanding anything to the contrary contained in this Plan, no amendment to the Plan shall be effective to the extent that it has the effect of (i) decreasing a Participant’s Accrued Benefit derived from Employer contributions; or (ii) except as provided by Treasury Regulations, eliminating an optional form of benefit, with respect to benefits attributable to Years of Service before the amendment; provided, however, that a Participant’s Accrued Benefit may be reduced to the extent required as a condition of meeting the standards for qualification of the Plan. Furthermore, no amendment to the Plan shall have the effect of decreasing a Participant’s vested interest in his or her Accrued Benefit determined without regard to such amendment as of the later of the date such amendment was adopted, or becomes effective.

E. Limitation on Allocation of Employer Contributions and Forfeitures.

1. Dollar Amount and Percentage Limitations. The Annual Addition to a Participant’s Employer Contribution Account and Employee After-Tax Contribution Account shall not exceed the lesser of:

(a) The Defined Contribution Dollar Limitation; or

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(b) 25% of the Participant’s Section 415 Compensation for the Limitation Year; provided, however, that this compensation limitation shall not apply to:

(i) Any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after separation from service which is otherwise treated as an Annual Addition; or

(ii) Any amount otherwise treated as an Annual Addition under Section 415(l)(1) of the Code.

2. Multiple Defined Contribution Plans and Welfare Benefit Fund Limitation. If, in a Plan Year, a Participant also participates in a defined contribution plan or a welfare benefit fund maintained by the Employer or by another member of the Controlled Group, the limitations set forth in this Article V with respect to such Participant shall apply as if the Annual Additions accrued to such Participant under all defined contribution plans and welfare benefit funds in which the Participant has participated were derived from one Plan.

3. Rule of 1.0. Notwithstanding anything to the contrary contained in this Plan, the following additional limitations shall apply to any Participant who is or was covered by a defined benefit pension plan, whether or not terminated, maintained by the Employer (or a member of a Controlled Group): (i) the amount of the Annual Addition to such Participant’s Employer Contribution Account shall be reduced by the Committee to the extent necessary to prevent the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction for such Plan Year from exceeding 1.0 (profit sharing plans shall be reduced first, then other defined contribution plans and, finally, defined benefit pension plan(s) unless Article I designates the defined benefit pension plan(s) to be reduced first); and (ii) for the purpose of applying the limitation of this Rule of 1.0, the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction shall be applied in a manner consistent with the provisions of Section 415 of the Code and the Treasury Regulations promulgated thereunder; provided, however, that for any Plan Year ending after December 31, 1982, the Employer may elect to have the transitional rule of Section 415(e)(6) of the Code applied in computing the Defined Contribution Plan Fraction; provided, further, however, that if the Plan satisfied the requirements of Section 415 of the Code for the last Plan Year beginning before January 1,1983, the Plan shall satisfy this Paragraph E.3 to the extent necessary by complying with Treasury Regulations promulgated under Section 235(g)(3) of TEFRA.

If the Plan satisfied the applicable requirements of Section 415 of the Code as in effect for all Limitation Years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the Defined Contribution Plan Fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the Defined Benefit Plan Fraction and Defined Contribution Plan

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Fraction computed under Section 415(e)(1) of the Code does not exceed 1.0 for such Limitation Year.

For Limitation Years beginning after December 31, 1999, the Rule of 1.0 described above shall no longer apply.

F. Allocation Priorities if Limitations Exceeded. If the Annual Addition for a Participant is exceeded due to the allocation of forfeitures, a reasonable error in estimating a Participant’s Compensation, or a reasonable error in determining the amount of Elective Deferrals with respect to any Plan Year, then compliance with such limitation shall be accomplished as follows. First, the amount of the Participant’s Employee After-Tax Contributions for that Plan Year which were included in the Annual Addition shall be refunded to him or her; second, any Elective Deferrals shall be refunded to the Participant to the extent the distribution would reduce the excess amount in the Participant’s Account; third, the excess of Employer contributions which cannot be allocated to any Participant for such Plan Year shall either be (i) allocated to the remaining Participants’ Accounts with any remaining unallocable Annual Additions held in a suspense account to reduce Employer Contributions for the subsequent Limitation Year; or (ii) held in suspense accounts and applied to reduce future Employer contributions during the next Limitation Year, as elected in Article I.

G. Key Man Insurance Proceeds. Any proceeds of key man insurance received by the Trust during any Plan Year shall be allocated to the Employer Contribution Accounts of the Participants who are otherwise eligible to receive an allocation of Employer contributions on the Anniversary Date of the Plan Year in which the insured died. Such proceeds shall be allocated to each Participant in the ratio that each Participant’s Employer Contribution Account as of the first day of the Plan Year in which the proceeds are received bears to the value of all such Participants’ Employer Contribution Accounts. The allocation of such amounts shall be treated as an investment gain of the Trust.

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VI. VESTING AND BENEFIT ENTITLEMENT

A. Vesting. The Accrued Benefit credited to any Participant shall vest in him or her as follows:

1. Full Vesting. A Participant’s Accrued Benefit shall be fully vested at his or her Normal Retirement Age. A Participant will become fully vested no later than the later of the Participant’s 65th birthday or the fifth anniversary commencing the participation under the Plan. Such Accrued Benefit shall also be fully vested upon a complete discontinuance of Employer Contributions or complete or partial termination of the Plan to the extent provided in Paragraph B of Article XIV.

2. Qualifying Section 401(k) Contributions. A Participant shall be fully vested in his or her Elective Contribution, Qualifying Matching Contribution and Qualifying Nonelective Contribution Accounts at all times.

3. Safe Harbor Contributions. A Participant shall be fully vested in his or her Safe Harbor Matching Contribution and Safe Harbor Nonelection Employer Contribution Accounts at all times.

4. Simple 401(k) Contributions. A Participant shall be fully vested in his or her Simple 401(k) Account at all times.

5. Partial Vesting. The Nonelective Employer Contributions and Matching Contributions of a Participant whose employment terminates, or who suffers a Break-in-Service prior to his or her Normal Retirement Age for reasons other than death or Total Disability, shall vest in him or her in accordance with the vesting provisions contained in Article I.

6. Vesting with the Controlled Group. If the Employer is a member of a Controlled Group, then Vesting credit shall be granted to an Employee for each Year of Service completed with the Employer and each other member of the Controlled Group.

B. Forfeitures. Non-vested Accrued Benefits shall be forfeited in accordance with the following provisions:

1. Cash-Out of $5,000 or Less. Subject to Paragraph B.3 of this Article VI, effective for Plan Years beginning after August 5, 1997, a Participant who terminates employment with the Employer in any Plan Year with a vested Accrued Benefit equal to or less than $5,000, will be paid a distribution of the value of his or her entire vested Accrued Benefit as soon as administratively feasible after the event elected in Article I and the non-vested Accrued Benefit will be immediately forfeited

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unless a later date for the forfeiture of non-vested Accrued Benefits is elected in Article I. For purposes of this Paragraph B.1, if the value of a Participant’s vested Accrued Benefit is zero (0), the Participant shall be deemed to have received a distribution of such zero (0) vested Accrued Benefit immediately upon employment termination or, if later, at the time the forfeiture occurs as elected in Article I.

2. Cash-Out of More Than $5,000. Subject to Paragraph B.3 of this Article VI, effective for Plan Years beginning after August 5, 1997, a Participant who terminates employment with the Employer with a vested Accrued Benefit greater than $5,000, may elect to receive the entire value of his or her vested Accrued Benefit as soon as administratively feasible after the event elected in Article I, and the non-vested Accrued Benefit will be immediately forfeited unless a later date for the forfeiture of non-vested Accrued Benefits is elected in Article I.

3. $3,500 Cash-Out. If and to the extent elected in Article I, the involuntary cash-out limit of $5,000 described above shall be $3,500.

4. Partial Cash-Outs of Vested Benefits. If the Participant receives a distribution of less than his or her entire vested Accrued Benefit during a Plan Year, the portion of the non-vested Accrued Benefit that will be immediately forfeited (unless Article I does not provide for a forfeiture of a partial cash-out distribution or a later date for the forfeiture of non-vested Accrued Benefits is elected in Article I) is the total non-vested Accrued Benefit multiplied by a fraction, the numerator of which is the amount of the vested Accrued Benefit that was distributed and the denominator of which is the total vested Accrued Benefit.

5. Rehire After Cash-Out. If a Participant receives a distribution pursuant to Paragraphs B.1, B.2, or B.3 of this Article VI, resumes employment covered under this Plan and, if required by Article I, repays to the Plan the full amount distributed to the Participant before the earlier of five (5) years after the first date on which the Participant is subsequently re-employed by the Employer, or the date on which the Participant incurs five (5) consecutive one-year Breaks-in-Service following the date of the previous distribution, then the amount that was forfeited shall be restored. If a terminated Participant who had no vested Accrued Benefit and was deemed to have received a distribution later resumes covered employment before the date the Participant incurs five (5) consecutive one-year Breaks-in-Service, the amount that was previously forfeited by such Participant will be restored to his or her account.

6. Delayed Forfeiture. If the Employer elects in Article I to delay forfeiture of non-vested Accrued Benefits until after the Plan Year of distribution, the separate account rule in Paragraph C of this Article VI shall apply until the forfeiture actually occurs. If the forfeiture occurs prior to five (5) consecutive one-year Breaks-in-

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Service, then the above rules of this Paragraph B will apply after Paragraph C of this Article VI no longer applies.

7. Separate Account on In-Service Distribution. If this Plan allows for a distribution on account of hardship or other in-service distributions at any time when a Participant has a non-forfeitable right to less than 100% of the Accrued Benefit, and the Participant may increase the non-forfeitable percentage in his or her Account, a separate account as provided in Paragraph C of this Article VI will be established for the non-vested portion of the Accrued Benefit of the Participant who receives an in-service distribution.

8. Accumulated Deductible Contributions. For Plan Years beginning after December 31, 1988, a Participant’s vested Accrued Benefit shall include accumulated deductible employee contributions within the meaning of Section 72(o)(5)(B) of the Code for purposes of the cash-out provisions of this Article VI.

C. Re-Vesting in Forfeitures Upon Re-Employment. If a Participant receives a distribution of his or her vested Accrued Benefit at a time when such Participant’s vested interest is less than 100% and if, at the time of payment to the Participant, the Participant’s non-vested benefit has not been forfeited, a separate account shall be established for the non-vested portion of the Participant’s interest in the Plan as of the time of the distribution, and if he or she returns to the employ of the Employer prior to the time he or she suffers five (5) consecutive one-year Breaks-in-Service or an earlier forfeitable event as elected in Article I, then at any “Relevant Time” the Participant’s vested portion of the separate account shall be an amount (“X”) determined by the formula X = P(AB + D) – D or if elected in Article I determined by the formula X=P(AB+(RxD))-(RxD). For purposes of applying either formula, P is the vested percentage at the Relevant Time; AB is the account balance at the Relevant Time; D is the amount of the distribution; and R is the ratio of the account balance at the Relevant Time to the account balance after distribution. If a Participant returns to the employ of the Employer prior to incurring five (5) consecutive one-year Breaks-in-Service, or an earlier forfeitable event, he or she shall continue on the vesting schedule set forth in Paragraph A.5 of this Article VI as if he or she had not left, and he or she shall be a Participant as of his or her date of rehire.

D. Limitation on Vesting Upon Re-Employment. If a terminated Participant is re-employed by the Employer, then, except as provided for in this Article VI, all of the Participant’s Years of Service before his or her re-employment shall be considered as Years of Service after his or her re-employment for the purpose of determining the Participant’s Accrued Benefit under the Plan derived from Employer contributions allocated to the Participant subsequent to his or her date of re-employment.

E. Vesting Upon Change of Employment Status. If a Participant becomes an Inactive Participant, his or her Accrued Benefit shall continue to vest as long as he or she

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is an Employee of the Employer or its Controlled Group and has not incurred a Break-in-Service.

F. Vested Interest Not Distributed. If a terminated Participant has not received a distribution or a deemed distribution of his or her vested Accrued Benefit, then his or her Accrued Benefit shall be credited with its share of Trust net earnings, gains, or losses and changes in the fair market value of the Trust assets through the Valuation Date next preceding actual distribution and forfeitures, if any.

G. Break-in-Service While Still Employed. If a Participant incurs a Break-in-Service but does not terminate employment with the Employer, his or her Accrued Benefit shall remain in the Trust and shall be credited with its share of Trust net earnings, gains, or losses and changes in the fair market value through the Valuation Date next preceding distribution and forfeitures, if any.

H. Effect of Break-in-Service – Vested Participant. If a Participant has five (5) consecutive one-year Breaks-in-Service, he or she shall not have credited to him or her Years of Service accrued subsequent to such Break-in-Service for purposes of determining his or her vested interest in his or her Accrued Benefit derived from Employer contributions credited prior to such Break-in-Service.

I. Reserved.

J. Effect of Break-in-Service – Non-Vested Participant. If a Participant does not have a vested interest in any portion of his or her Accrued Benefit at the time a Break-in-Service occurs, Years of Service prior to the Break-in-Service shall not be taken into account in determining the Participant’s vested interest in his or her Accrued Benefit if the number of consecutive one-year Breaks-in-Service equals or exceeds the greater of five (5) or the aggregate number of Years of Service prior to the Break-in-Service.

If a former Participant has five (5) or more consecutive one-year Breaks-in-Service, his or her Years of Service prior to such Breaks-in-Service shall be taken into account in determining the former Participant’s vested interest in his or her Accrued benefit only if either:

1. Such former Participant had a vested interest in his or her Accrued Benefit at the time of his or her termination of employment; or

2. Upon his or her re-employment, the number of consecutive one-year Breaks-in-Service is less than the number of Years of Service completed prior to the Break-in-Service.

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Separate Accounts shall be maintained for the Participant’s pre-Break and post-Break Accrued Benefit and both Accounts shall share in the allocation of Trust earnings and losses as provided in Article V of the Plan.

With respect to any former Participant whose prior service is not disregarded under the break-in-service rules in effect prior to the first Plan Year beginning after December 31, 1984, whether the Plan may subsequently disregard the years of service is governed by the provisions of this Paragraph J.

K. Limitation on Right to Amend Vesting Schedule. Any amendment changing the vesting schedule shall:

1. Not cause any Participant’s vested interest in such Participant’s Accrued Benefit to be less than such Participant’s vested interest on the day before such amendment becomes effective; and

2. Permit any Participant having at least three (3) Years of Service the option to elect, irrevocably, within a reasonable period after the adoption of such amendment, to have such Participant’s vested interest determined without regard to said amendment (that is, in accordance with the vesting schedule in effect prior to such amendment). The election period shall begin on the date the amendment is adopted and end not earlier than 60 days after the latest of (i) the adoption date; (ii) the effective date; or (iii) the date written notice of the right of election is given to the Participant.

3. If a Participant does not elect a vesting schedule, then he or she will vest in accordance with the most favorable vesting schedule.

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VII. DISTRIBUTION OF BENEFITS

A. Definitions.

1. “Annuity Starting Date” means the first day of the first period for which an amount is payable as an annuity to a Participant, or in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to a benefit. For purposes of the preceding sentence, the first day of the first period for which a benefit is to be received on account of separation from service by reason of disability shall be treated as the Annuity Starting Date only if such disability benefit is not an auxiliary benefit.

2. “Election Period” means, with respect to a Qualified Joint and Survivor Annuity, the 90-day period ending on the Annuity Starting Date. With respect to a Qualified Preretirement Survivor Annuity, Election Period means the period beginning on the first day of the Plan Year in which Participant attains age 35 and ending on the date of the Participant’s death. If a Participant separates from service prior to age 35, the Election Period shall begin on the date of separation from service with respect to benefits accrued as of that date.

A Participant who has not attained age 35 as of the end of any Plan Year may make a special Waiver Election to waive the Qualified Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election will not be valid unless the Participant receives a written explanation of the Qualified Preretirement Survivor Annuity. The Qualified Preretirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new Waiver Election on or after such date shall be subject to the full requirements of this Article VII.

3. “Qualified Joint and Survivor Annuity” means, with respect to a married Participant, an immediate annuity for the life of the Participant with a survivor annuity for the life of his or her Spouse which is 50%, or a greater percentage as elected in Article I, of the amount of the annuity paid for the joint lives of the Participant and his or her Spouse and which is the actuarial equivalent of a single annuity for the life of the Participant.

With respect to an unmarried Participant, a Qualified Joint and Survivor Annuity means an annuity for the life of the Participant.

4. “Qualified Preretirement Survivor Annuity” means an immediate annuity for the life of the Participant’s Spouse, the payment under which is equal to 50%, or a greater percentage as elected in Article I, of the sum of the Participant’s

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Accrued Benefit and any insurance proceeds payable upon death of the Participant; any security interest held by the Plan by reason of an outstanding loan to the Participant shall be taken into account in determining the amount of the Qualified Preretirement Survivor Annuity.

5. “Spouse” or “Surviving Spouse” means a person who has been married to the Participant throughout the one-year period (unless otherwise elected in Article I) ending on the earlier of the date of the Participant’s death or such Participant’s Annuity Starting Date; provided, however, that a former Spouse shall be treated as the Spouse or Surviving Spouse to the extent required under a Qualified Domestic Relations Order. The one-year marriage requirement does not apply to the payment of a Qualified Joint and Survivor Annuity.

6. “Transferred Benefits” mean the benefits of a Participant derived from another qualified plan that are involuntarily transferred to this Plan subject to the requirements of Section 414(l) of the Code and, where applicable, the annuity and survivor annuity requirements of Sections 401(a)(11) and 417 of the Code. A Participant shall vest in his or her Transferred Benefits Account in accordance with Article I, but subject to the vesting requirements of Section 411(a)(10) of the Code. A rollover and voluntary transfer described in Q&A 3 of Section 1.411(d)-4 of the Treasury Regulations will not be deemed a transfer of benefits.

7. “Waiver Election” means a written election by a Participant during the Election Period to receive the payment of the Participant’s vested Accrued Benefit in a manner other than a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity. A Waiver Election must be consented to by the Participant’s Spouse. The Spouse’s consent must acknowledge the effect of the waiver and must be witnessed by either the Plan representative or a notary public as required at the sole discretion of the Committee. The Spouse’s consent will be deemed made if the Participant establishes to the satisfaction of the Committee that (i) there is no Spouse; or (ii) the Spouse cannot be located. If the Spouse is legally incompetent to give consent, the Spouse’s legal guardian, even if the guardian is the Participant, may give consent. Also, if the Participant is legally separated or the Participant has been abandoned (within the meaning of local law) and the Participant has a court order to such effect, spousal consent is not required unless a Qualified Domestic Relations Order provides otherwise. Similar rules apply to a plan subject to the requirements of Section 401(a)(11)(B)(iii)(l) of the Code. Any consent made or deemed made hereunder shall be valid only with respect to the Spouse who signs, or is deemed to have signed, the consent. The Waiver Election of a Qualified Preretirement Survivor Annuity shall identify the Beneficiary or class of Beneficiaries or any contingent Beneficiaries. The Waiver Election of a Qualified Joint and Survivor Annuity shall identify the Beneficiary or class of Beneficiaries or contingent Beneficiary, if applicable, and the method of payment. Any change in the Waiver Election shall require a new

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spousal consent, unless the original consent of the Spouse expressly permits designations by the Participant without any requirement of further consent by the Spouse and acknowledges that the more restrictive consent could have been given. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the Annuity Starting Date. The Participant may revoke a Waiver Election at any time, but any new Waiver Election must comply with the requirements of this Paragraph A.7. A former Spouse’s consent to a Waiver Election shall not be binding on a new Spouse.

B. Distribution With Annuity Option – Other Than Death. If this Plan provides for an annuity option as selected in Article I, the Committee shall direct the Trustee to distribute to a Participant the amount of his or her vested Accrued Benefit as a result of the Participant’s termination of employment, including (i) termination of employment for any reason other than death; (ii) Total Disability before Normal Retirement Age; or (iii) retirement on or after Normal Retirement Age in accordance with this Paragraph B. Such Accrued Benefit shall be determined as of the Valuation Date preceding the date of the Participant’s distribution.

1. Payment of Qualified Joint and Survivor Annuity. A Participant shall automatically receive his or her vested Accrued Benefit in the form of a Qualified Joint and Survivor Annuity unless the Participant makes a Waiver Election during the applicable Election Period.

2. Notice Requirements. The Committee shall provide to each Participant within a period of time of no less than 30 days and no more than 90 days prior to the Annuity Starting Date, a written explanation of (i) the terms and conditions of a Qualified Joint and Survivor Annuity; (ii) the Participant’s right to make, and the effect of, a Waiver Election waiving the Qualified Joint and Survivor form of benefit; (iii) the rights of a Spouse to consent to any Waiver Election which waives his or her rights to such form of Annuity; and (iv) the right to make, and the effect of, a revocation of a previously made Waiver Election.

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The Participant shall be furnished with a general description of all the eligibility conditions and other material features of the optional forms of benefits and information explaining the relative values of the various optional forms of benefits that are available under the terms of the Plan in a like manner and within the time period as stated in the preceding paragraph. The requirement to provide relative values of the optional forms of benefits shall only apply to plans that offer a life annuity form of payment. Written consent of the Participant to a distribution must be made after the Participant receives such notice and must not be made more than 90 days before the Annuity Starting Date.

(a) If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

(i) The Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); and

(ii) The Participant, after receiving the notice, affirmatively elects a distribution.

(b) If a distribution is one to which Sections 401(a)(11) and 417 of the Code apply, such distribution may commence less than 30 days after the notice is given provided that:

(i) The Committee provides information to the Participant clearly indicating that the Participant has a right to at least 30 days to consider whether to waive the Qualified Joint and Survivor Annuity and consent to a form of distribution other than a Qualified Joint and Survivor Annuity;

(ii) The Participant is permitted to revoke an affirmative distribution election at least until the Annuity Starting Date, or if later, at any time prior to the expiration of the seven (7) day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant;

(iii) The Annuity Starting Date is after the date that the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant. However, for distributions made after December 31, 1996, the Annuity Starting Date may be before the date that the written explanation is given to the Participant, provided that the distribution does not commence until at least 30 days after such written explanation is provided to such Participant; and

(iv) Distribution in accordance with the affirmative election does not commence before the expiration of the seven (7) day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant.

3. Alternate Forms of Benefit Payments. During any time that a Waiver Election is in effect, the Participant shall elect to have his or her Accrued Benefit distributable in one (1) of the alternate forms of payment described in subparagraphs (a) through (e) of this Paragraph B.3 as permitted in Article I. The Committee shall instruct

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the Trustee to distribute the benefits in such form. If a Waiver Election is in effect when benefits are distributed, but no method of distribution is otherwise selected by the Participant, then the Committee shall make reasonable efforts to obtain an election of a method of distribution from such Participant. If the Committee is unable to obtain an election for a method of distribution from such Participant, then the benefits shall be deferred until the later of Normal Retirement Age or age 62, at which time the benefits shall be paid in the form of a Qualified Joint and Survivor Annuity if required, or in the form of a cash lump sum in all other cases.

(a) The payment of the Participant’s vested Accrued Benefit in a single sum in cash or in kind.

(b) Except as provided in subparagraph 4(a) of this Paragraph B, the payment of the Participant’s vested Accrued Benefit as an annuity, in a series of monthly payments, variable or fixed, with or without a period certain for his or her life or for the joint lives of the Participant and his or her spouse or Designated Beneficiary.

(c) The payment of the Participant’s vested Accrued Benefit in a series of installments.

(d) Any combination of the methods described above.

(e) Effective January 1, 1993, if the distribution constitutes an Eligible Rollover Distribution, the payment of the Participant’s vested Accrued Benefit in a total or partial direct transfer to an Eligible Retirement Plan; provided that a partial direct transfer shall be equal to at least $500.

4. Restriction on Alternate Form of Benefits.

(a) If this Plan does not provided for a Qualified Joint and Survivor Annuity, no distributions shall be made in the form of a life annuity. In-kind distributions requested by a Participant, if permitted under Article I, shall be made available in a non-discriminatory manner under Section 401(a)(4) of the Code and if permitted by the issuer of the particular asset. If a Participant elects installments, his or her installment payments shall be payable not less frequently than annually over a period not to exceed any one (1) of the following permissible periods:

(i) A period certain not extending beyond the life expectancy of the Participant; or

(ii) A period certain not extending beyond the joint and last survivor expectancy of the Participant and a Designated Beneficiary.

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The Trustee may segregate the unpaid balance of the Participant’s vested Accrued Benefit in one (1) or more banks, trust companies, savings and loan associations or similar institutions, including the Trust or any of its affiliates, if applicable, for investment in savings accounts, certificates of deposit, government bonds, bankers’ acceptances or similar securities. Unless violative of Section 401(a)(9) of the Code, net earnings on the unpaid vested Accrued Benefit shall be distributed with the last payment.

(b) Any deferred distribution from an annuity contract in a form other than a Qualified Joint and Survivor Annuity shall require a Waiver Election. The annuity contract shall provide for the notice provisions of REACT and shall comply with the requirements of this Plan, including the Participant’s rights to optional forms of benefits and the distribution requirement of Section 401(a)(9) of the Code and the proposed regulations thereunder. Any annuity contract distributed hereunder must be non-transferable.

5. Distribution Consent Requirements. Subject to the last paragraph of this Paragraph B.5, for distributions made prior to March 22, 1999, if the Participant’s vested Accrued Benefit ever exceeded $5,000 ($3,500 for Plan Years beginning before August 6, 1997) at the time a Participant could have received a distribution from the Plan or any subsequent time, the Participant and the Participant’s Spouse or the survivor of the two must consent to any distribution of such vested Accrued Benefit if the form of benefit is payable in other than a Qualified Joint and Survivor Annuity. No consent is required before the Annuity Starting Date if the vested Accrued Benefit is not more than $5,000. If this Plan is not subject to Section 401(a)(11) and 417 of the Code only the Participant’s consent is required. If this Plan is subject to Sections 401(a)(11) and 417 of the Code, a distribution may not be made after the Annuity Starting Date unless the Participant and the Spouse of the Participant or the Surviving Spouse consent in writing to such distribution even if the vested Accrued Benefit is less than or equal to $5,000.

Subject to the last paragraph of this Paragraph B.5, for distribution made on or after March 22, 1999, written consent of the Participant is not required if the vested Accrued Benefit does not exceed $5,000 at the date of distribution. However, if a Participant has begun to receive distributions pursuant to an optional form of benefit that provides for a schedule of periodic distribution, consent will be required even if the Participant’s vested Accrued Benefit is less than $5,000. If this Plan is subject to Sections 401(a)(11) and 417 of the Code, a distribution may not be made after the Annuity Starting Date unless the Participant and the Spouse of the Participant or the Surviving Spouse consent in writing to such distribution even if the vested Accrued Benefit is less than or equal to $5,000.

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Effective January 1, 1993, if the Participant separates from service with a vested Accrued Benefit of at least $200 but not more than $5,000, such Participant shall be entitled to elect a direct transfer or partial direct transfer of his or her Accrued Benefit as described in Paragraph B.3 of this Article VII. If the Participant fails to make such election, his or her vested Accrued Benefit shall be paid to him or her in a single sum payment subject to mandatory federal income tax withholding. Such payment shall occur 30 days after the receipt of the notice described in Paragraph B.2 of this Article VII but before the 90 day period described in such Paragraph B.2 has expired.

If the Participant’s vested Accrued Benefit is less than $200, it shall be paid to him or her in a single sum payment as soon as administratively feasible after the date elected in Article I.

If and to the extent elected in Article I, the involuntary cash-out limit of $5,000 described above shall be $3,500.

6. Special Rules. The Committee shall notify the Participant and the Participant’s Spouse of the right to defer benefits to the later of age 62 or the Normal Retirement Age under the Plan and the right to optional forms of benefit as described in Paragraph B.3 of this Article VII. The notice to defer benefits and the explanation of the optional forms of benefits shall comply with Paragraph B.2 of this Article VII. If the benefit is payable commencing before the later of age 62 or the Normal Retirement Age, in a Qualified Joint and Survivor Annuity, or if this Plan does not provide for the survivor annuity requirements of REACT, only the Participant’s consent is required. If this Plan is terminated and an annuity that may be purchased from a commercial provider is not offered as an optional form of distribution, the Participant’s Accrued Benefit payable upon termination may be distributed to the Participant without his or her consent. The preceding sentence shall not apply if the Employer maintains another defined contribution plan within the Controlled Group other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code to which benefits are transferred from the terminated Plan. However, the transfer need not require Participant consent. All transfers shall comply with the rules of Section 411(d)(6) of the Code. The consent requirements of this Paragraph B.6 do not apply to the extent that a distribution is required to satisfy the requirements of Sections 401(a)(9) and 415 of the Code.

7. Accumulated Deductible Employee Contributions. Before the first day of the first Plan Year beginning after December 31, 1989, the Participant’s vested Accrued Benefit shall not include accumulated deductible employee contributions within the meaning of Section 72(o)(5)(B) of the Code. These employee contributions, if any, shall be maintained in a separate account.

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8. Incidental Benefit Rule. The Committee shall ensure that all distributions required under this Article VII shall be made and determined in accordance with Section 401(a)(9) of the Code and the proposed regulations issued thereunder, including the minimum distribution and incidental benefit requirements of Section 401(a)(9)(G) of the Code and Section 1.401(a)(9)-2 of the Proposed Treasury Regulations which are incorporated herein by this reference.

9. Commencement of Benefits. Distribution to any Participant of his or her vested Accrued Benefit shall commence not later than the April 1 of the calendar year following the calendar year in which he or she attains age 70½. However, with respect to a non-5%-Owner who attained age 70½ prior to January 1, 1988, his or her commencement date shall be the later of the April 1 of the calendar year following the calendar year in which he or she attains age 70½ or the calendar year in which he or she retires. The term “5%-Owner” shall be further modified by Q&A B-2 of Section 1.401(a)(9)-1 of the Proposed Treasury Regulations.

Notwithstanding the preceding paragraph, if elected in Article I, the required beginning date for minimum required distributions for any Participant (other than a 5%-Owner) is the April 1 of the calendar year following the later of the calendar year in which such Participant attains age 70½ or the calendar year in which such Participant retires.

If elected in Article I, the required beginning date for minimum required distributions is the April 1 of the calendar year following the calendar year in which the Participant attains age 70½, except that benefit distributions to a Participant (other than a 5%-Owner) with respect to benefits accrued after the later of the adoption or effective date of an amendment to the Plan must commence by the later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70½ or retires.

If elected in Article I, any Participant (other than a 5%-Owner) who attained age 70½ prior to January 1, 1997 and who is still employed by the Employer, may elect, in accordance with the administrative procedures established by the Committee, to stop receiving minimum required distributions until April 1 of the calendar year following retirement. If provided in Article I, there shall be a new Annuity Starting Date upon recommencement. Any such election shall not affect a new Participant’s right to elect an in-service distribution pursuant to Article I of the Plan. The election to stop receiving minimum required distributions shall also apply to any Participant who is currently receiving minimum required distributions and has not been given the right to elect to stop such distributions.

If provided in Article I, any Participant (other than a 5%-Owner) who attains age 70½ after 1995 and is still employed by the Employer may elect, in

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accordance with the administrative procedures established by the Committee, to defer receiving minimum required distributions until the calendar year following retirement. Such election must be made by the April 1 of the calendar year following the calendar year in which the Participant attained age 70½ (i.e., by April 1, 1997 if the Participant attained age 70½ in 1996) unless such Participant has not been given the right to elect to defer such distributions. If a Participant fails to make such election, such Participant will begin receiving a minimum required distribution by the April 1 of the calendar year following the calendar year in which the Participant attains age 70½ (i.e., by April 1, 1997 if the Participant attained age 70½ in 1996).

If elected in Article I, the preretirement age 70½ distribution option is only eliminated with respect to Participants who attain age 70½ in or after a calendar year that begins after the later of December 31, 1998, or the adoption date of this amendment. This provision shall not affect the Participant’s right to receive an in-service distribution pursuant to Article I of the Plan.

Any amendment made to an existing plan to eliminate distributions after age 70½ shall not apply if the amendment is not adopted by the last day of the remedial amendment period that applies to such plan due to changes made by the Small Business Job Protection Act of 1996.

If this document establishes a new plan and if elected in Article I, any Participant (other than a 5%-Owner) who is still employed by the Employer and who has attained age 70½ will not be entitled to receive distributions until the April 1 of the calendar year following retirement. This provision shall not affect the Participant’s right to elect an in-service distribution pursuant to Article I of the Plan.

Notwithstanding the above, once minimum required distributions have commenced to a 5%-Owner under this Paragraph B.9, such distributions shall continue.

The minimum amount to be distributed with respect to the calendar year in which such Participant attains age 70½ and the amount distributed by December 31 of each calendar year thereafter must be at least an amount equal to the quotient obtained by dividing the Participant’s Accrued Benefit determined as of the Valuation Date immediately preceding the distribution calendar year by his or her life expectancy or the joint and last survivor expectancy of the Participant and his or her Designated Beneficiary determined for the distribution calendar year. The life expectancy and the joint and last survivor expectancy of the Participant and his or her Designated Beneficiary shall be computed by reference to the expected return multiple Tables V and VI contained in Section 1.72-9 of the Income Tax Regulations.

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For purposes of this computation, a Participant’s life expectancy and that of his or her Spouse shall be recalculated no more frequently than annually unless the Participant or the Surviving Spouse elects not to recalculate. Such election shall be irrevocable as to the Participant or Surviving Spouse for subsequent years. The life expectancy of a non-spouse Designated Beneficiary may not be recalculated.

10. Distribution on Total Disability. Notwithstanding any delay in the timing of distributions pursuant to Article I, if a Participant terminates employment as a result of Total Disability, he or she shall be eligible for the immediate commencement of his or her vested Accrued Benefit as soon as administratively feasible after such termination; provided that the Participant shall make a written application for and submit to the Committee sufficient evidence to establish his or her Total Disability. The Committee, in its sole discretion, may demand further examination by an independent physician acceptable to it to determine the Participant’s Total Disability before approving or denying any such claim. If permitted in Article I, a Participant may receive an in-service distribution of his or her vested Accrued Benefit on account of Total Disability.

C. Distribution at Death. If this Plan provides for an annuity option as selected in Article I, and if a Participant ceases participation under the Plan by reason of his or her death prior to the Annuity Starting Date, unless there has been a valid Waiver Election during the applicable Election Period, a Qualified Preretirement Survivor Annuity shall be paid to the Surviving Spouse commencing on the later of the Normal Retirement Age or on the date that a Participant would have attained age 62 unless an alternate form of benefit is selected. The Surviving Spouse may elect to have such annuity distributed within a reasonable time after the Participant’s death, subject to an adjustment on account of an earlier distribution, if any.

1. Notice Requirements and Alternate Forms of Death Benefits.

(a) The Committee shall provide each Participant a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanations provided for meeting the notice requirements of Paragraph B.2 of this Article VII applicable to a Qualified Joint and Survivor Annuity. Except for separation from service prior to age 35, the applicable period for a written explanation to a Participant is whichever of the following periods ends last: (i) the period beginning with the first day of the Plan Year in which the Participant attained age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attained age 35; (ii) a reasonable period ending after an Employee becomes a Participant; (iii) a reasonable period ending after the Plan no longer fully subsidizes the benefit; or (iv) a reasonable period ending after Section 401(a)(11) of the Code first applies to the Participant.

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For purposes of applying clauses (ii), (iii) and (iv) of the preceding paragraph, a reasonable period ending after the last of these events have occurred means the end of the two-year period beginning one (1) year prior to the date the applicable event occurs, and ending one (1) year after that date.

If a Participant separates from service before the Plan Year in which the Participant attains age 35, notice shall be provided within the two-year period beginning one (1) year prior to separation and ending one (1) year after separation. If the Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined as described in clauses (i), (ii), (iii) and (iv) of this Paragraph C.1(a).

(b) During any time that a Waiver Election is in force, the Participant may elect to have his or her death benefit distributed in any one of the ways permitted by Paragraph B.3 of this Article VII.

If, at the death of a Participant, his or her death benefit is payable in the form of a Qualified Preretirement Survivor Annuity, the Participant’s Surviving Spouse shall be entitled to select by written election an alternate form of benefit payment in any of the ways permitted by such Paragraph B.3.

2. Timing of Distributions. Upon the death of a Participant, the following distribution provisions shall apply:

(a) If the Participant dies after distribution of his or her vested Accrued Benefit has commenced, the remaining portion of such Accrued Benefit shall continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant’s death.

(b) If the Participant dies before distribution of his or her vested Accrued Benefit has commenced, the Participant’s entire death benefit shall be distributed no later than December 31 of the calendar year containing the fifth anniversary of his or her death, unless the Participant’s Designated Beneficiary receives distributions in accordance with the following subparagraphs (i) or (ii):

(i) If the Participant’s Accrued Benefit is payable to a Designated Beneficiary, distributions may be made in substantially equal installments, if installments are a permitted optional form of benefit as selected in Article I, over the life or life expectancy of the Designated Beneficiary (or over a period not extending beyond the life expectancy of such Designated Beneficiary) commencing no later than December 31 of the calendar year immediately following the calendar year of the Participant’s death.

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(ii) If the Designated Beneficiary is the Participant’s Surviving Spouse, at the Spouse’s election, the date distributions are required to commence need not be earlier than December 31 of the calendar year in which the Participant would have attained age 70½ had he or she lived. If the Surviving Spouse dies before payments to him or her commence, the Spouse shall be deemed to be, and shall be treated as, the Participant.

(iii) Minimum payments made to a Surviving Spouse shall be calculated by reference to the expected return multiple Table V contained in Section 1.72-9 of the Treasury Regulations. The life expectancy of the Surviving Spouse shall be recalculated annually unless otherwise elected by the Surviving Spouse prior to the first distribution date.

(iv) For purposes of subparagraphs (i), (ii) and (iii) of this Paragraph C.2(b), any amount paid to a child of the Participant shall be treated as if it had been paid to the Surviving Spouse if the amount becomes payable to the Surviving Spouse when the child attains the age of majority under applicable state law.

3. REACT Death Benefit. If the Plan is subject to REACT Surviving Spouse protection, the amount of death benefits to be paid to the Participant’s Surviving Spouse shall be a Qualified Preretirement Survivor Annuity determined in accordance with Article I and this Article VII. Any remaining Accrued Benefit shall be paid in accordance with the Participant’s Beneficiary designation. If this Plan does not provide for an annuity option, the special rule as provided in Paragraph E of this Article VII shall apply.

4. Death Benefits. The death benefit payable under this Plan shall be equal to the face amount of any life insurance policies, if any (excluding key man insurance) on such Participant’s life in effect on his or her date of death, plus such Participant’s Accrued Benefit.

5. Lack of Designation. If such deceased Participant had filed with the Committee a document naming a Designated Beneficiary, but failed to designate the form in which benefit payments are to be made, then the Committee shall direct the Trustee to distribute to such Designated Beneficiary the unpaid amount of the Participant’s Accrued Benefit as determined above, in such one (1) or more ways as permissible under Paragraph B.3 of this Article VII. If such deceased Participant failed to name a Designated Beneficiary, or if no Designated Beneficiary survives him or her, then the unpaid amount of the Participant’s Accrued Benefit shall be paid to the Designated Beneficiary pursuant to the priorities set forth in Article IX of the Plan.

6. Proof of Death. Upon the death of a Participant, the Committee may, but need not, require the personal representative of the Participant’s estate and/or

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the Designated Beneficiary to furnish proof of death and such tax release forms and any other forms, papers or documents as are deemed appropriate by the Committee prior to making any payment of death benefits.

7. Proof of Surviving Spouse. The Committee shall withhold and shall not authorize the distribution of death benefits until such time as the Committee can determine the existence and/or identity of a Surviving Spouse or any other non-spouse Beneficiary. If the Committee cannot determine to its reasonable satisfaction the identity of the person or persons to whom such death benefits should be distributed within a reasonable time after the date of death of the Participant, then the Committee shall not authorize the distribution of such death benefits but shall hold such death benefits in trust until the identity of such Surviving Spouse or other Beneficiary is finally determined. If necessary, the Committee shall file a complaint for interpleader and declaratory relief requesting that the court determine the identity of any persons who are entitled to payment of such benefits.

D. Transitional Rules. The Qualified Joint and Survivor Annuity and Qualified Preretirement Survivor Annuity provisions of this Article VII, to the extent that they are applicable under this Plan, shall apply only to Participants who complete an Hour of Service on or after August 23, 1984.

1. Service On or After January 1, 1976. Any Inactive Participant not receiving benefits on August 23, 1984, shall be given the opportunity to make a Waiver Election for a Qualified Preretirement Survivor Annuity if such Inactive Participant (i) completed at least one (1) Hour of Service with the Employer under this Plan (or a Predecessor Plan) in a Plan Year beginning on or after January 1, 1976; and (ii) had completed at least 10 Years of Vested Service when he or she terminated employment.

2. Service On or After September 2, 1974 and Before January 1, 1976. Any Inactive Participant not receiving benefits on August 23, 1984, who completed at least one (1) Hour of Service with the Employer under this Plan (or a Predecessor Plan) on or after September 2, 1974, but who did not complete an Hour of Service in a Plan Year beginning on or after January 1, 1976, shall be given the opportunity to have his or her benefits paid in accordance with the distributive provisions and the Qualified Joint and Survivor Annuity provisions of this Plan in effect before August 23, 1984, as required by Section 303(e) of REACT.

Any election available to an Inactive Participant under this Paragraph D.2 may be made during the period commencing on August 23, 1984, and ending on such former Participant’s Annuity Starting Date.

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E. Non-Annuity Rules.

1. No Annuities. If this Plan does not provide for an annuity option as selected in Article I, then the Participant shall not be entitled to the payment of his or her vested Accrued Benefit in the form of annuity. Furthermore, the Qualified Joint and Survivor Annuity and Qualified Preretirement Survivor Annuity provisions of Paragraphs B and C of this Article VII shall not be applicable to this Plan, but all of the remaining provisions of such Paragraphs B and C relating to distribution forms and time of commencement of distributions shall be applicable to the Participant and his or her Surviving Spouse and/or Designated Beneficiary. On the death of the Participant, all of his or her death benefit shall be paid to his or her Surviving Spouse within a reasonable time. The Surviving Spouse may elect to receive the deceased Participant’s benefits under the Plan within 90 days after the date of death. If there is no Surviving Spouse or if the Surviving Spouse consents in writing in a manner prescribed under Paragraph A.7 of this Article VII, then the Participant’s death benefit shall be paid to the Designated Beneficiary.

2. Transferred Benefits. Irrespective of any lack of selection of the annuity option in Article I, the Qualified Joint and Survivor Annuity and Qualified Preretirement Survivor Annuity provisions of Paragraphs B and C of this Article VII shall apply to Transferred Benefits which are neither rollover benefits nor voluntary transfers under Q&A 3 of Section 1.411(d)-4 of the Treasury Regulations.

F. Time of Distribution. Unless Article I allows Participants to defer commencement of benefits, distribution to a Participant shall occur no later than 60 days after the close of the Plan Year in which the Participant reaches Normal Retirement Age or terminates employment, whichever is later. However, the failure of a Participant and his or her Spouse, where applicable, to consent to a distribution, shall be deemed to be an election to defer the commencement of a payment of any benefits to the later of age 62 or the Normal Retirement Age. Notwithstanding anything herein to the contrary, any deferral of benefit shall not violate Sections 401(a)(9) and 415 of the Code including the failure to consent to a distribution by the Participant and the Spouse where applicable.

G. Pre-TEFRA Designations. Notwithstanding Paragraphs B and C of this Article VII, each Participant or his or her Designated Beneficiary who made a timely designation pursuant to Section 242(b)(2) of TEFRA shall have had the right and power to elect by written designation delivered to the Committee, the time for commencement of and the form of distribution of his or her Accrued Benefits; provided, however, that any such designation must have been consistent with the provisions of ERISA, the Code and Notice 83-23 in effect at the time the designation was made and shall comply with the spousal consent requirements of REACT; provided, further, however, that such Participant or his or her Designated Beneficiary may have selected any form of distribution available under the terms of the Plan as in effect at the time of execution of such designation and

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the form selected by each Participant is hereby incorporated by reference. The following form of distribution is also available pursuant to such designation, in addition to those forms of distribution set forth above by reference and elsewhere in the Plan:

Payment in a series of cash installments, not less frequently than annually, over a period of time equal to twice the future life expectancy of the Participant determined as of the date payments of benefits commence, or if the Participant is married at such date, over the greater of twice the life expectancy of the Participant or his or her Spouse. Expected return multiple Tables V and VI of Section 1.72-9 of the Treasury Regulations shall determine the number of years of future life expectancy.

If a designation is revoked subsequent to the date distributions are required to commence, the Trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Section 401(a)(9) of the Code and the proposed regulations thereunder, but for the Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in Section 1.401(a)(9)-2 of the Proposed Regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (such as altering the relevant measuring life). If an amount is transferred or rolled over from one plan to another, the rules in Q&A J-2 and Q&A J-3 of Section 1.401(a)(9)-1 of the Proposed Regulations shall apply.

H. Loans to Participants. If allowed under Article I, the Committee may, in its sole discretion and upon written application of a Participant or his or her Beneficiaries on a form provided by the Committee, direct the Trustee to make a loan or loans to such Participant in a total amount not to exceed the lesser of (i) $50,000 reduced by any excess of the highest outstanding balance of loans made to the Participant from the Plan during the one (1) year period ending on the day before the date the most recent loan is given, over the outstanding balance of any loan from the Plan made to the Participant on the date which the loan was made; or (ii) 50% of the single sum of the vested Accrued Benefit of such Participant; provided that the policy with respect to making any such loan or loans shall be uniformly and non-discriminatorily applied and shall not be made available to Highly Compensated Employees, officers or shareholders in an amount greater than the amount made available to other Employees. For purposes of the preceding sentence, loans shall be aggregated pursuant to Section 414(b), (c), (m) or (o) of the Code. In no event shall the Committee be required to make any such loans. In determining such limitation, the Committee shall take into account the balance of such loan or loans and the balance of all outstanding loans to the Participant under this Plan or any other qualified

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plan of the Employer. The Committee shall give due consideration to the type of security given for the loan and the creditworthiness of the Participant/borrower in determining whether to approve or disapprove a loan. Unless loans are designated as a directed investment of the Participant’s Account pursuant to Article I, any loan or loans made to a Participant shall be treated as an investment of the Trust. Any loans shall be (i) for a specific term, which shall not exceed five (5) years unless the Participant certifies in writing to the Committee that the proceeds of the loan will be applied to acquire the Participant’s principal residence; (ii) adequately secured in the event of a default by the Participant’s vested Accrued Benefit and other collateral if the Committee reasonably determines that additional collateral is necessary; and (iii) evidenced by the Participant’s promissory note bearing interest at the rate equal to the prevailing interest rate charged by persons in the business of lending money for loans made under similar circumstances.

For Participant loans granted or renewed on or after the last day of the first Plan Year beginning on or after January 1, 1989, the Committee shall establish a written program which contains the following requirements:

1. The identity of the person(s) authorized to administer the loan program.

2. A procedure for applying for a loan.

3. The basis on which loans will be approved or denied.

4. Limitations, if any, on the types and amount of the loan offered.

5. The procedures for determining a reasonable rate of interest.

6. The type of collateral which may secure a Participant’s loan.

7. The events constituting default and causing acceleration and the steps that will be taken to preserve plan assets in the event of any such events.

In addition to any acceleration provisions contained in the promissory note, a Participant’s loan shall immediately become due and payable if such Participant is entitled to and elects to receive a distribution from the Plan. In this case, the Employer shall immediately request payment of the outstanding principal balance and accrued but unpaid interest on the loan. If the Participant does not repay such amount within a reasonable time after such request, the Employer shall have the right to offset and reduce the Participant’s vested Account balance which was used for security for such loan by such amount. If the Participant’s vested Account balance is less than the amount due, the Employer shall take appropriate steps to collect the balance due directly from the Participant.

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Upon default of a loan, the Participant’s Accrued Benefit shall be reduced by the outstanding principal balance of the loan plus accrued but unpaid interest. However, if the Participant’s Account is subject to the withdrawal restrictions of Section 401(k) of the Code or if this Plan is subject to Section 417 of the Code, the Participant’s Account balance shall not be reduced until a distributable event occurs under the terms of the Plan. During any time that a loan is in default under the terms of the promissory note and the borrowing Participant’s vested Accrued Benefit is not distributable, such loan shall be treated as a directed investment of such Participant’s Account, regardless of whether directed investments are permitted in Article I.

Notwithstanding the foregoing, loans to an Owner-Employee (or a Shareholder-Employee as defined in former Section 1379(d) of the Code) shall not be permitted under the Plan without an exemption from the prohibited transaction requirements of the Code.

If a Participant making a loan pursuant to this Paragraph HH is married, the Committee shall require that such Participant obtain his or her Spouse’s consent to the making of the loan and the possible reduction in such Participant’s Accrued Benefit. Such consent shall be obtained within the 90-day period prior to the making of the loan and shall be in writing and shall acknowledge the effect of the loan and shall be witnessed by a Plan representative or notary public. However, if this Plan does not provide for annuities, spousal consent shall not be required.

I. Reserved.

J. Distributions to Incompetent Persons. The Committee may direct the Trustee to distribute the benefits of any Participant pursuant to the instructions of any person named by such Participant in a durable power of attorney which, on its face, appears to be valid and enforceable, or the legal guardian or conservator of such Participant, or the custodian of such Participant’s assets under the Uniform Gifts to Minors Act (or the comparable law of any state in which such Participant resides).

K. Nonliability. Any payment to a Participant or Designated Beneficiary, or to the legal representative of a Participant or Designated Beneficiary, in accordance with the provisions of this Plan, shall to the extent thereof be in full satisfaction of all claims under this Plan against the Trustee, the Committee and the Employer, any of whom may require such Participant, legal representative or Designated Beneficiary, as a condition precedent to such payment, to execute a receipt and release therefor in such form as shall be determined by the Trustee, the Committee, or the Employer, as the case may be. The Employer does not guarantee the Trust, the Participants, former Participants or their Designated Beneficiaries against loss of or depreciation in value of any right or benefit that any of them may acquire under the terms of this Plan. All of the benefits payable under

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this Plan shall be paid or provided solely from the Trust, and the Employer does not assume any liability or responsibility for payment of such benefits.

L. Benefit Claims Procedure.

1. Applications. All applications for benefits under the Plan shall be submitted to the Committee at the Employer’s principal place of business. Applications for benefits must be in writing on forms acceptable by the Committee and must be signed by the Participant and his or her Spouse, or in the case of a death benefit, by the Designated Beneficiary or legal representative of the deceased Participant. The Committee reserves the right to require the Participant to furnish proof of his or her marital status, age, and the age of his or her Spouse, if any, prior to processing any application. Each application shall be acted upon and approved or disapproved by the Committee within 60 days following its receipt by the responsible officer of the Employer. If any application for benefits is denied, in whole or in part, the Committee shall notify the applicant in writing of such denial and of his or her right to a review by the Committee and shall set forth, in a manner calculated to be understood by the applicant, the specific reasons for such denial, the specific references to pertinent Plan provisions on which the denial is based, a description of any additional material or information necessary for the applicant to perfect his or her application, an explanation of why such material or information is necessary, and an explanation of the Plan’s review procedure.

2. Review of Denials. Any person whose application for benefits is denied in whole or in part may appeal to the Committee for a review of the decision by submitting a written statement to the Committee within 90 days after receiving written notice from the Committee of the denial of his or her claim (i) requesting a review by the Committee of his or her application for benefits; (ii) setting forth all of the grounds upon which his or her request for review is based and any facts in support of such request; and (iii) setting forth any issues or comments which the applicant deems pertinent to his or her application. The Committee shall meet as required to review appeals of denials of applications for benefits submitted to it. The Committee shall act upon each appeal within 60 days after receipt of the applicant’s request for review by the Committee. The Committee shall make a full and fair review of each such application and any written material submitted by the applicant or the Employer in connection with such review and may require the Employer or the applicant to submit such additional facts, documents, or other evidence as the Committee, in its sole discretion, deems necessary or advisable in making such a review. On the basis of its review, the Committee shall make an independent determination of the applicant’s eligibility for benefits under the Plan. The decision of the Committee on any application for benefits shall be final and conclusive upon all persons if supported by substantial evidence in the records.

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M. Income Tax Withholding. Distributions made under the Plan to any Participant or his or her Designated Beneficiary shall be subject to the income tax withholding rules set forth in Section 3405 of the Code and the Treasury Regulations promulgated thereunder.

N. Qualified Domestic Relations Orders. Notwithstanding anything to the contrary contained herein, the Committee shall direct the Trustee to make distribution to an alternate payee in accordance with a Qualified Domestic Relations Order, and such distribution may be made, notwithstanding the age or continued employment of the Participant who is a party to such Order, at any time as specified in the Order, provided the Order is filed with the court, served on the Plan, approved by the Committee and the alternate payee executes release forms, withholding forms and any other documents, forms or papers that the Committee deems necessary and desirable.

O. Overpayment of Vested Interest. If a Participant or Beneficiary is erroneously paid benefits greater than the Participant’s vested Accrued Benefit, the Committee may, in its sole discretion exercised in the best interests of Participants and Beneficiaries, demand from the Participant or Beneficiary repayment of such overpayment. If the Participant or Beneficiary refuses to make repayment, the Committee may take legal action to recover the amount of the overpayment, plus interest, and costs of collection including reasonable attorneys’ fees. If the Participant returns to employment and the overpayment has not been repaid to the Plan, the Committee may offset the overpayment against future Plan benefits.

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VIII. TOP-HEAVY LIMITATIONS

If in any Plan Year the Plan is a Top-heavy Plan as defined in Paragraph A below, the limitations and requirements set forth in this Article VIII shall apply to the Plan, unless this is a Simple 401(k) Plan within the meaning of Section 401(k)(11) of the Code.

A. Definitions.

1. “Determination Date” means with respect to any Plan Year the last day of the preceding Plan Year or, in the case of the first Plan Year, the last day of such Plan Year, provided that the Employer did not previously establish another qualified plan that is part of a Required Aggregation Group.

2. “Key Employee” means any Participant who at any time during the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years is:

(a) An officer of the Employer having Section 415 Compensation greater than 50% of the Defined Benefit Dollar Limitation; provided, however, that no more than 50 Employees or, if lesser, the greater of three (3) or 10% of the Employees shall be treated as officers; provided further that if the total number of officers exceeds this limitation, only the highest compensated officers shall be included;

(b) One (1) of the 10 Employees having Section 415 Compensation from the Employer of more than the Defined Contribution Dollar Limitation and owning (or considered as owning within the meaning of Section 318 of the Code) both more than ½% interest and the largest interests in the Employer. For such purposes, if two (2) Employees have the same interest in the Employer, the Employee having the greater Section 415 Compensation from the Employer shall be treated as having a larger interest;

(c) A 5%-Owner of the Employer;

(d) A 1%-Owner of the Employer whose Section 415 Compensation exceeds $150,000; or

(e) A Beneficiary of a Key Employee or a former Key Employee.

For purposes of this Paragraph A.2, Section 415 Compensation shall include amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee’s gross income under Section 125, 402(e)(3), 402(h), 403(b), 408(p)(2)(A)(i) or 457 of the Code.

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An Employee shall be deemed a “1%-Owner” if he or she (i) owns more than one percent (1%) of the outstanding stock or owns stock possessing more than one percent (1%) of the total combined voting power of all classes of stock, if the Employer is a corporation; or (ii) owns more than one percent (1%) of the capital or profit interests in the Employer if the Employer is not a corporation. In making the determination of a 1%-Owner or a 5%-Owner, Section 416(i)(1)(B)(iii) of the Code modifies Section 318(a)(2) of the Code, the corporate attribution rule. The business aggregation rules of Section 414 of the Code shall not be applied to determine ownership in the Employer.

3. “Non-Key Employee” means any Employee who is not a Key Employee.

4. “Top-heavy Plan” means, with respect to any Plan Year, (i) any defined benefit pension plan maintained by the Employer if, as of the Determination Date, the present value of cumulative Accrued Benefits under the plan for Key Employees exceeds 60% of the present value of cumulative Accrued Benefits under the Plan for all Employees; and (ii) any defined contribution plan, other than a Simple 401(k) Plan, maintained by the Employer if, as of the Determination Date, the aggregate of the Accounts of Key Employees under the Plan exceeds 60% of the aggregate of the Accounts of all Employees under the Plan. This rule is referred to herein as the “60% Test.”

5. “Top-heavy Group” means any Aggregation Group if the sum of the present value of cumulative accrued benefits for Key Employees under all defined benefit pension plans included in the Aggregation Group, and the sum of the accounts of Key Employees under all defined contribution plans included in the Aggregation Group, exceed 60% of a similar sum determined for all Employees. An “Aggregation Group” means either a Required Aggregation Group or a Permissive Aggregation Group.

6. “Required Aggregation Group” means each qualified plan of the Employer in which a Key Employee is a participant, and each other qualified plan of the Employer which enables the qualified plan or plans containing a Key Employee to meet the anti-discrimination requirements of Section 401(a)(4) or 410 of the Code. A Required Aggregation Group includes any qualified plan of the Employer that has terminated within the last (5) years ending on the Determination Date.

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B. Aggregation Groups.

1. Required Aggregation Group. Each qualified plan of the Employer required to be included in a Required Aggregation Group shall be treated as a Top-heavy Plan if the Required Aggregation Group is a Top-heavy Group.

2. Permissive Aggregation Group. For purposes of determining the existence of a Top-heavy Group, the Employer may elect to include in the Required Aggregation Group any other qualified plan of the Employer not otherwise required to be included, if such Group after the election would continue to meet the anti-discrimination requirements of Sections 401(a)(4) and 410 of the Code; provided, however, that any such qualified plan will not be otherwise deemed a Top-heavy Plan by reason of such election.

If the Permissive Aggregation Group is a Top-heavy Group, each qualified plan of the Employer that is a part of a Required Aggregation Group will be considered a Top-heavy Plan. If the Permissive Aggregation Group is not a Top-heavy Group, no qualified plan in the Permissive Aggregation Group will be considered a Top-heavy Plan.

3. Plans Aggregated. Only those qualified plans of the Employer in which the Determination Dates fall within the calendar year shall be aggregated to determine whether the qualified plans (or the Aggregation Group) are Top-heavy Plans (or a Top-heavy Group).

C. 60% Test – Special Rules. For purposes of the 60% Test, the following special rules of this Paragraph C shall apply.

1. Participant Contributions. Benefits derived from both Participant contributions (whether voluntary or mandatory, but not deductible contributions) and Employer contributions shall be taken into account for the 60% Test.

2. Distributions. In determining the present value of cumulative Accrued Benefits of any Participant or the Account of any Participant under the Plan (or plans which form the Aggregation Group), such present value or Account shall be increased by the aggregate of distributions made to such Participant from the Plan (or plans forming the Aggregation Group) during the five (5) year period ending on the Determination Date. For this purpose, the term “Participant” shall include an Employee who is no longer employed by the Employer. The foregoing shall also apply to distributions under a terminated qualified plan of the Employer which, if it had not been terminated, would have been required to be included in an Aggregation Group.

3. Rollover Contributions. Except as otherwise provided in the Treasury Regulations, any rollover contribution or similar transfer made by an Employee to the Plan after December 31, 1983 shall not be taken into account; provided, however,

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that this transfer rule shall not apply to mergers or consolidations of several plans, the division of one (1) plan, or rollovers between plans of the Employer or related employers.

4. Change of Status. The cumulative Accrued Benefit or Account of a Participant who was formerly a Key Employee, but who ceases to be a Key Employee for a Plan Year, shall not be taken into account for purposes of the 60% Test for the Plan Year in which he or she is not a Key Employee.

5. Non-Performance of Service. The Accounts and Accrued Benefits of a Participant who has not performed services for the Employer maintaining the Plan during the five (5) year period ending on the Determination Date shall be disregarded.

6. Determination of Present Value. The present value of cumulative accrued benefits under any aggregated defined benefit pension plan maintained by the Employer shall be determined by applying the actuarial equivalents set forth in such defined benefit pension plan.

7. Determination of Accrued Benefit. Solely for the purpose of determining if the Plan, or any other plan included in a Required Aggregation Group of which this Plan is a part, is top-heavy (within the meaning of Section 416(g) of the Code) the accrued benefit of an Employee other than a Key Employee (within the meaning of Section 416(i)(1) of the Code) shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Controlled Group; or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code.

D. Minimum Vesting Requirements. If the Plan is a Top-heavy Plan, then the partial vesting provisions of Paragraph A.5 of Article VI are modified to the extent necessary to provide for vesting at a faster rate during the relevant Plan Year under either of the following vesting schedules, as elected in Paragraph V of Article I:

1. 3-Year Cliff Vesting. Each Employee who has completed three (3) Years of Vested Service with the Employer shall be 100% vested in his or her Accrued Benefit.

2. 6-Year Graded Vesting. Each Employee shall have a non-forfeitable vested interest in his or her Accrued Benefit determined under the following schedule:

Years of Vesting Service	Vested Percentage of the Participant’s Accrued Benefit
less than 2	0%
2	20%
3	40%
4	60%
5	80%
6 or more	100%

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3. Limitations on Right to Amend Vesting Schedule. The limitations of Paragraph K of Article VI regarding the right to amend the vesting schedule shall apply to any change in the vesting schedule caused by the Plan becoming a Top-heavy Plan, or ceasing to be a Top-heavy Plan.

E. Minimum Benefit Requirement. If the Plan is a Top-heavy Plan, then to the extent that the Plan benefits do not meet the minimum benefit requirements set forth below, each Participant who is not a Key Employee shall be provided with such minimum benefits. Key Employees shall share in the allocation of Top-heavy minimum benefits, if any, as described in this Paragraph E, if elected in Article I. Such minimum benefits shall be determined without taking into account Employer contributions to or a Participant’s benefits under the Social Security Act. To the extent that the minimum benefit of any Participant is vested in accordance with Paragraph D of this Article VIII, such minimum Accrued Benefit may not be forfeited or suspended under Section 411(a)(3)(B) or 411(a)(3)(D) of the Code.

1. 3% Benefit. Each Participant who is not a Key Employee shall receive an allocation of Employer contributions (and forfeitures, if applicable) of not less than three percent (3%) or such higher percentage of such Participant’s Section 415 Compensation as elected in Article I; provided, however, that if there is an allocation of Employer contributions (and forfeitures, if applicable) of less than three percent (3%) of Section 415 Compensation in any Plan Year for all Employees, the allocation of such contributions (and forfeitures, if applicable) need not exceed the highest percentage of Section 415 Compensation at which such contributions (and forfeitures, if applicable) are allocated or required to be allocated under the Plan for any Key Employee. If the top-heavy contribution is less than three percent (3%), then Elective Contributions made by Key Employees shall be included in determining the Key Employee percentage of contribution. If a Key Employee participates in a defined benefit plan which is included with this Plan in a Top-heavy Group, a three percent (3%) minimum benefit will be provided to each Non-Key Employee who only participates in this Plan.

All defined contribution plans required to be included in an Aggregation Group shall be treated as one (1) plan; provided, however, that any defined contribution plan required to be included in an Aggregation Group where such plan

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enables a defined benefit pension plan to meet the anti-discrimination requirements of Sections 401(a)(4) and 410 of the Code shall not be taken into account.

2. Persons Covered. Notwithstanding anything to the contrary contained in this Plan, each person who is a Participant (other than an Inactive Participant) on the last day of the Plan Year shall have allocated to his or her Employer Contribution Account the minimum benefits provided under this Paragraph E even if such Participant (i) fails to complete 1,000 Hours of Service during the Plan Year; (ii) refuses to make mandatory contributions to the Plan, if applicable; or (iii) is excluded from participation under the Plan because his or her Section 415 Compensation is less than a stated amount.

3. Profit Sharing and Retirement Savings Plans. Participant Elective Contributions made pursuant to Paragraph H.2 of Article I shall be taken into account in determining the minimum benefit requirements of Paragraphs E and G of this Article VIII.

For Plan Years beginning after December 31, 1988, Elective Contributions and Qualified Matching Contributions shall be treated as contributions for purposes of determining the minimum contribution or benefits allocated to Key Employees under Section 416 of the Code but will not be treated as satisfying the minimum contribution or benefit requirements of Section 416 of the Code for Non-Key Employees. However, Qualified Nonelective Employer Contributions described in Section 401(m)(4)(C) of the Code and Matching Contributions not used to satisfy the 401(k) and 401(m) discrimination tests may be used to satisfy minimum contribution requirements for Non-Key Employees.

For Plan Years beginning after December 31, 1998, Safe Harbor Matching Contributions may not be used to satisfy the top-heavy minimum contribution or benefit requirement of Section 416 of the Code. However, Safe Harbor Nonelective Employer Contributions may be used to satisfy such top-heavy minimum requirements.

F. Annual Section 415 Compensation. For Plan Years beginning after December 31, 1988, Section 415 Compensation shall be limited to the Compensation Limitation. For Plan Years beginning after December 31, 1983 and before January 1, 1989, for purposes of determining the retirement benefits under a Top-heavy defined benefit pension plan and the allocations of contributions (and forfeitures, if applicable) under a Top-heavy defined contribution plan, the maximum amount of Section 415 Compensation of any Participant shall not exceed $200,000.00, as such amount may be annually adjusted for cost of living increases in Plan Years at the same time and in the same manner allowed by the Secretary of the Treasury pursuant to Regulations to be issued under Section 415(d) of the Code.

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G. Multiple Plans. If this Plan is the only qualified plan of the Employer in which a Participant who is a Non-Key Employee participates, the minimum benefits required by Paragraph E.1 of this Article VII shall be provided under this Plan. If such Participant participates in this Plan and a defined benefit plan included in a Top-heavy Group or in another defined contribution plan of the Employer included in a Top-heavy Group, the top-heavy minimum benefits shall be provided under the Plan designated in Article I.

1. Special Section 416 Rules. If such multiple plans, including this Plan, consist of a defined benefit pension plan and a defined contribution plan, the Rule of 1.0 as set forth in Article V of the Plan (as it may be modified by the Top-heavy Plan transitional rule under Section 416(h)(3) of the Code) shall be in effect only if the following two (2) requirements are satisfied:

(a) The Employer shall designate in Article I whether this Plan or another plan provides for the additional top-heavy minimum benefits for purposes of Section 416(h) of the Code. If the Employer elects in Article I to provide the additional top-heavy minimum benefits, and the conditions of subparagraph (b) of this Paragraph G apply, Non-Key Employees covered only by the Employer’s defined contribution plan will receive a four percent (4%) top-heavy minimum benefit.

(b) The sum of the cumulative Accrued Benefits and the aggregate of accounts held for Key Employees under the plans cannot exceed 90% of a similar sum for all Employees.

If either of the requirements of subparagraphs (a) and (b) of this Paragraph G.1 is not met, then for purposes of the Rule of 1.0 as set forth in Article V of the Plan, the number “1.25” as applied to the Defined Contribution Plan Fraction and to the Defined Benefit Plan Fraction shall be replaced by the number “1.0.”

2. Repeal of the Rule of 1.0. For Limitation Years beginning after December 31, 1999, Paragraph G.1 of this Article VIII shall no longer apply unless otherwise elected in Article I.

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IX. DESIGNATED BENEFICIARIES

Each Participant and Inactive Participant may name a Designated Beneficiary to receive his or her death benefits by completing a form acceptable to the Committee. Participants shall have the right at any time to revoke such designation or to substitute another Designated Beneficiary. If at the death of a Participant or a Designated Beneficiary, the name of a Designated Beneficiary or contingent Designated Beneficiary is not on file with the Committee, the Participant shall be deemed to have named the following Designated Beneficiary, in order of priority:

(i) The Surviving Spouse (as defined in Paragraph A.5 of Article VII, without regard to the one-year marriage requirement);

(ii) If the Participant is not survived by a Surviving Spouse, the trustees of the revocable living trust established by the Participant during his or her lifetime;

(iii) The Participant’s children, per stirpes;

(iv) The Participant’s estate.

The Committee’s determination as to which persons, if any, qualify within the aforementioned categories shall be final and conclusive upon all persons.

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X. CONTRIBUTIONS BY PARTICIPANTS

A. Employee After-Tax Contributions.

1. Eligibility. If allowed under Article I, all Participants are eligible to make Employee After-Tax Contributions to the Plan by submitting an application on forms acceptable to the Committee. All such applications shall include the Participant’s acceptance of the relevant terms and conditions of this Plan. If such contributions are to be made by payroll deduction, such application shall state the Participant’s designation of the proportion of his or her Section 415 Compensation which he or she shall contribute, and his or her consent to the withholding of such contributions by the Employer. Contributions may also be made by the Participant in a single-sum form by direct contribution. A Participant may continue to make Employee After-Tax Contributions throughout the period he or she is a Participant; provided, however, that a Participant shall have the absolute right to discontinue payroll deduction Employee After-Tax Contributions as of the end of any month following the month in which he or she gives written notice thereof to the Employer.

2. Amount of Contributions. A Participant may contribute to the Trust such amounts as he or she shall determine as set forth in his or her written election; provided, however, that such amounts shall not exceed the limitations of Paragraph E of Article V. A Participant may change the amount of his or her Employee After-Tax Contributions withheld by payroll deduction once during each Plan Year, and any other time permitted by the Committee, with respect to future contributions by filing a written election with the Committee.

3. Collection of Contributions. All contributions received by the Employer, whether by withholding or by direct payment from the Participant, shall be paid over by the Employer to the Trustee.

B. Rollover Contributions. If allowed under Article I, any Employee who is a Participant during any Plan Year, or any Employee who the Committee reasonably anticipates will become a Participant, may make qualified Rollover Contributions to the Plan. If the Committee shall determine, subsequent to any such contribution, that such contribution did not in fact constitute a qualified Rollover Contribution, the amount of such contribution shall be returned to the Employee as soon thereafter as reasonably practicable. Any such qualified Rollover Contributions shall be allocated and held on behalf of the Participant in a Rollover Contribution Account. Said Account shall be deemed a part of the Participant’s Accrued Benefit and shall be subject to the distribution provisions of Article VII of the Plan.

C. Separate Administration and Accounts for Participant Contributions. The Employee After-Tax Contributions and the Rollover Contributions of a Participant shall be

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accounted for separately. The Committee shall establish an Employee After-Tax Contribution Account for each Participant’s Employee After-Tax Contributions and a Rollover Contribution Account for his or her Rollover Contributions. Unless Participant Directed Accounts are allowed under Article I, a Participant’s Employee After-Tax Contribution Account and Rollover Contribution Account shall be invested in the general Trust Fund. On each Valuation Date, the Committee shall determine the fair market value of such Accounts and (subject to the following sentence) shall allocate income or losses to the respective Accounts in proportion to the amounts therein as of the Valuation Date. For the purpose of allocating income and losses, the Accounts to which Participants’ contributions are allocated shall be valued by including only a portion of current year contributions and taking into account Participant withdrawals, which portion shall be determined on a weighted basis by considering the length of time (in complete months) since the making of the contribution (or withdrawal) in relation to the number of complete months elapsed since the last Valuation Date.

D. Vesting. A Participant’s Employee After-Tax Contribution Account and Rollover Contribution Account shall at all times be fully vested.

E. Withdrawal of Contributions. The balance of the Employee After-Tax Contribution Account as of any Anniversary Date may be withdrawn upon 90 days written notice to the Committee, severance of employment being automatically deemed such notice; provided, however, that such 90 day period may be extended by the Committee to satisfy liquidity needs of the Trust. Any Participant who withdraws 90% of his or her Employee After-Tax Contribution Account within one (1) Plan Year must withdraw his or her entire Employee After-Tax Contribution Account and shall be ineligible to make Employee After-Tax Contributions for the period ending on the Anniversary Date following one (1) year from the date of the last such withdrawal. If this Plan is subject to Section 417 of the Code, the withdrawal of all or any portion of a Participant’s Employee After-Tax Contributions shall be subject to the annuity provisions of Article VII of the Plan.

F. Distribution of Rollover Contribution Accounts. When a Participant terminates employment for any reason, his or her Rollover Contribution Accounts shall be distributed to him or her (or in the case of death, to his or her Designated Beneficiary) in the form designated by the Participant as required pursuant to the provisions of Article VII of the Plan. If elected in Article I, a Participant may receive his or her Rollover Contribution Account prior to termination of employment.

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G. Limitations on Section 401(m) Contributions.

1. Contribution Percentage Limitation.

(a) For Plan Years beginning prior to January 1, 1997, the amount of Qualifying Section 401(m) Contributions made on behalf of the group of Highly Compensated Employees shall not result in an Average Contribution Percentage that exceeds the greater of the following:

(i) The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

(ii) The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by two (2); provided that the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

(b) For Plan Years beginning after December 31, 1996, the amount of Qualifying Section 401(m) Contributions made on behalf of the group consisting of Highly Compensated Employees shall not result in an Actual Deferral Percentage that exceeds the greater of the following:

(i) The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the current Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the current or the preceding Plan Year, as elected in Article I, multiplied by 1.25; or

(ii) The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the current or the preceding Plan Year, as elected in Article I, multiplied by two (2); provided that the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the current or preceding Plan Year, as elected in Article I, by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

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For the first Plan Year in which the Plan (other than a successor plan) provides for a Matching Contribution or After-Tax Employer Contribution, the Average Contribution Percentage of Non-Highly Compensated Employees under the prior year testing method shall be the greater of three percent (3%) or the Average Contribution Percentage of the Non-Highly Compensated Employees for the first Plan Year.

If the Plan provides for the prior year testing method, the Average Contribution Percentage shall be determined without regard to changes in the group of Non-Highly Compensated Employees who are Eligible Participants during the testing year.

2. Matching Contributions. If elected in Article I, Matching Contributions may be made to the Plan. Such Matching Contributions shall be allocated in accordance with Article I.

3. Safe Harbor Matching Contributions and Safe Harbor Nonelective Employer Contributions. If Safe Harbor Matching Contributions or Safe Harbor Nonelective Employer Contributions are made to this Plan, the Average Contribution Percentage shall be deemed satisfied but only with respect to Matching Contributions provided that the following requirements are met:

(a) Each Non-Highly Compensated Employee who is eligible to receive an allocation of Safe Harbor Matching Contributions or Safe Harbor Nonelective Employer Contributions under the Plan must be an Eligible Participant under the Plan’s cash or deferred arrangement;

(b) The Plan provides for a Safe Harbor Matching Contribution formula as described in either Section 401(k)(12)(B)(i) of the Code (the “Basic Matching Formula”) and no other required Matching Contributions are provided under the Plan or Section 401(m)(11)(B)(ii) of the Code (the “Enhanced Matching Formula”) and with respect to the Enhanced Matching Formula, the Safe Harbor Matching Contributions are only made with respect to Elective Contributions or Employee After-Tax Contributions that do not exceed six percent (6%) of the Employee’s Compensation and no other required Matching Contributions are provided under this Plan. Alternatively, the Plan provides for a Safe Harbor Nonelective Employer Contribution formula that satisfies Section 401(k)(12)(C) of the Code and any required Matching Contributions that do not exceed six percent (6%) of Compensation;

(c) For Plan Years beginning after December 31, 1999, Matching Contributions made at the Employer’s discretion on behalf of any Participant may not exceed a dollar amount greater than four percent (4%) of such Participant’s Compensation and are only made with respect to Elective Contributions or Employee’s After-Tax Contributions that do not exceed six percent (6%) of the Participant’s Compensation; and

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(d) Effective for the Plan quarter beginning after May 1, 2000, if Safe Harbor Matching Contributions are made on a payroll period method rather than on an annual method, then such Safe Harbor Matching Contributions must be contributed to the Plan by the last day of the following Plan Year quarter;

(e) Safe Harbor Matching Contributions must also satisfy the requirements of Paragraph F of Article IV.

4. Simple 401(k) Plan. A Simple 401(k) Plan shall not be subject to the Contribution Percentage limitation.

5. Special Rules.

(a) For purposes of determining the Contribution Percentage limitation, Employee After-Tax Contributions are taken into account for a Plan Year in which such amounts were contributed to the trust or paid to an agent of the Plan and transmitted to the trust within a reasonable time after the payment to the agent. Excess Contributions that are recharacterized are taken into account as Employee After-Tax Contributions for the Plan Year that includes the period for which such Excess Contributions are includable in the gross income of the Employee.

(b) A Matching Contribution or Safe Harbor Matching Contribution will be taken into account under the Contribution Percentage limitation for the Plan Year only if such contribution is (i) allocated to the Employee Account under the terms of the Plan as of any date within the Plan Year; (ii) actually paid to the trust no later than the end of the 12-month period beginning on the date after the close of the Plan Year; and (iii) made on behalf of the Employee on account of such Employee’s Elective Contributions or Employee After-Tax Contributions for the Plan Year. Safe Harbor Matching Contributions may be allocated only to Non-Highly Compensated Participants. Matching Contributions and Safe Harbor Matching Contributions that do not satisfy all of the preceding requirements of this subparagraph (b) may not be taken in account for purposes of the Average Contribution Percentage limitation. Instead, the contribution must satisfy Section 401(a)(4) of the Code without regard to the special non-discrimination rule in this paragraph for the Plan Year in which allocated as if they were the only Employer allocation for that Plan Year.

H. Correction of Excess Aggregate Contributions. If the Committee recharacterizes Excess Contributions as described in Paragraph J.5 of Article IV, the recharacterized amount shall be subject to the Contribution Percentage limitation of Section 401(m) of the Code. Excess Contributions recharacterized as Employee After-Tax Contributions shall be included in determining the amount of Excess Aggregate

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Contributions for the Plan Year that ends with or within the Plan Year for which the Contribution Percentage limitation is applied.

The Committee may correct Excess Aggregate Contributions by distributing the Excess Aggregate Contributions and income allocated thereto to the appropriate Highly Compensated Employee after the close of the Plan Year but not more than 12 months after the close of the Plan Year. The return of Excess Aggregate Contributions to the Highly Compensated Employee shall be determined using the same method applied to the return of Excess Contributions.

The Committee may correct Excess Aggregate Contributions by the forfeiture of nonvested Matching Contributions (and income allocable thereto). Such forfeitures shall be made only to the extent necessary to avoid failure of the Contribution Percentage limitation. The forfeiture of Excess Aggregate Contributions to the Highly Compensated Employee shall be determined using the same method applied to the return of Excess Contributions.

I. Reserved.

J. Distribution of Income. Any distribution or forfeiture of Excess Aggregate Contributions must include the income or loss allocated to such contributions. Allocable income or loss includes income or loss both from the Plan Year in which the Contribution Percentage limitation was exceeded and for the gap period between the end of the Plan Year and the date of distribution. Allocable income or loss for the Plan Year is determined by multiplying the income or loss for the Plan Year allocable to Qualifying Section 401(m) Contributions by a fraction, the numerator of which is the Excess Aggregate Contributions made on behalf of an Employee for the Plan Year and the denominator of which is the total Account balance attributed to Qualifying Section 401(m) Contributions as of the end of the Plan Year minus the income or plus the loss allocable to such account balance for the Plan Year. The Committee may determine the allocable income or loss for the gap period by using the fractional method, as prescribed in the preceding sentence, for the period between the end of the Plan Year and the last day of the month preceding the distribution date that is allocable to Qualifying 401(m) Contributions. Alternatively the Committee may determine income or loss for the gap period under a safe-harbor method, under which income on Excess Aggregate Contributions for the gap period is equal to 10% of the income or loss allocable to Excess Aggregate Contributions calculated under the fractional method as described above in this paragraph for the Plan Year, times the number of calendar months between the end of the Plan Year and the date of distribution counting whole months only and treating distributions made on or before the 15th day of the month as made on the last day of the preceding month and distributions made after the first 15 days of the month as occurring on the first day of the next month. Notwithstanding the preceding, the Committee may exclude gap period income so long as such exclusion is applied consistently to all Participants and corrective distributions for the

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Plan Year. The income allowable to Excess Aggregate Contributions resulting from the recharacterization of Elective Contributions shall be determined and distributed as if such recharacterized Elective Contributions had been distributed as Excess Contributions.

Notwithstanding the preceding paragraph, the Committee may use any reasonable method for computing income allocable to Excess Aggregate Contributions provided the method is non-discriminatory and is applied consistently to all Participants and corrective distributions for the Plan Year. Such reasonable method may include or exclude gap period income.

K. Coordination with Section 401(a)(4) of the Code. Matching Contributions attributable to Employee After-Tax Contributions or Elective Contributions which are returned to the Highly Compensated Employee shall not remain allocated to the Highly Compensated Employee. The distribution of a matched Employee After-Tax Contribution or Elective Contribution to a Highly Compensated Employee must include the corresponding Matching Contribution. Unmatched Employee After-Tax Contributions shall be distributed first. To the extent necessary, matched Employee After-Tax Contributions shall be distributed, in which case the distribution must be made proportionately from the matched and Matching Contributions. A Matching Contribution that is forfeited to cover an Excess Aggregate Contribution is not taken into account under the Contribution Percentage limitation.

If an Elective Contribution is returned to a Highly Compensated Employee and a corresponding Matching Contribution relates to such Elective Contribution, the Committee may forfeit such Matching Contribution regardless of vesting in order to satisfy Section 401(a)(4) of the Code.

L. Additional Qualified Nonelective Employer Contributions. Rather than returning Excess Aggregate Contributions, the Committee, in its sole discretion, may make additional Qualified Nonelective Employer Contributions or may apply Elective Contributions to satisfy the Contribution Percentage limitation provided that the Qualified Nonelective Employer Contributions and Elective Contributions that will be treated as Matching Contributions are made with respect to Employees who are Eligible Participants under the Plan. Furthermore, such contributions will be treated as Matching Contributions only if the additional requirements described below are satisfied:

1. The Nonelective Employer Contributions including Qualified Nonelective Employer Contributions treated as Matching Contributions shall satisfy Section 401(a)(4) of the Code and, for Plan Years beginning after December 31, 1993 or such later effective date as determined by the Commissioner of Internal Revenue, Section 1.401(a)(4)-1(b)(2) of the Treasury Regulations.

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2. The Nonelective Employer Contributions excluding Qualified Nonelective Employer Contributions treated as Matching Contributions for the Contribution Percentage limitation and Qualified Nonelective Employer Contributions treated as Elective Contributions for the Actual Deferral Percentage limitation shall satisfy Section 401(a)(4) of the Code and for Plan Years beginning after December 31, 1993, or such later effective date as determined by the Commissioner of Internal Revenue, Section 1.401(a)(4)-1(b)(2) of the Treasury Regulations.

3. The Elective Contributions including those treated as Matching Contributions for purposes of the Contribution Percentage limitation shall satisfy Section 401(k)(3) of the Code.

4. Qualified Nonelective Employer Contributions shall be allocated to the Employee within the Plan Year, and the Elective Contributions shall relate to Compensation for the Plan Year or Compensation that would have been received within 2½ months after the Plan Year and are allocated within the Plan Year.

5. For Plan Years beginning after December 31, 1988, the plan which treats Qualified Nonelective Employer Contributions and Elective Contributions as Matching Contributions and the plan to which the Qualified Nonelective Employer Contributions and Elective Contributions are made must have the same Plan Year. If the Plan Year is changed to satisfy this requirement, such contributions may be taken into account during the short Plan Year if they satisfy the allocation requirements for Elective Contributions.

6. If the Employer has elected to apply the prior year testing method to calculate the Contribution Percentage limitation, Qualified Nonelective Employer Contributions must be made no later than twelve (12) months following the last day of the Plan Year preceding the current Plan Year to satisfy the Contribution Percentage limitation. If the Employer has elected to apply the current year testing method to calculate the Contribution Percentage limitation, Qualified Nonelective Employer Contributions must be made no later than twelve (12) months following the close of the current Plan Year to satisfy the Contribution Percentage limitation.

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M. Correction of Excess Aggregate Contribution Prior to the Plan Year. If the Committee determines that the Contribution Percentage is being exceeded during the Plan Year, the Committee may suspend the group of Highly Compensated Employees by suspending Matching Contributions or Employee After-Tax Contributions or any other contributions which result in additional contributions under Section 401(m) of the Code to satisfy the Contribution Percentage limitation. The Committee shall give notice to such Employees of the amounts to be reduced. The determination of the reduction shall be made in accordance with the same method used for the return of Excess Aggregate Contributions or pro rata as elected in Article I.

N. Coordination with Correction of Excess Contributions and Excess Deferrals. The determination of the amount of Excess Aggregate Contributions with respect to a Plan Year shall be made after determining the Excess Contribution, if any, to be treated as an Employee After-Tax Contribution due to recharacterization under Section 401(k) of the Code for the Plan Year subject to Section 401(k) of the Code ending with the Plan Year being tested under Section 401(m) of the Code. Excess Aggregate Contributions attributed to amounts other than Employee After-Tax Contributions, including forfeited Matching Contributions, shall be treated as Employer Contributions for purposes of Sections 404 and 415 of the Code even if distributed from the Plan.

O. Prevention of Multiple Use.

1. Multiple Use Condition. Multiple use of the alternative limitation occurs if all of the following conditions of this Paragraph O are satisfied:

(a) One (1) or more Highly Compensated Employees of the Employer or a Controlled Group are eligible both in a cash or deferred arrangement subject to Section 401(k) of the Code and in any plan maintained by such Employer subject to Section 401(m) of the Code.

(b) The sum of the Actual Deferral Percentage of the entire group of eligible Highly Compensated Employees under the arrangement subject to Section 401(k) of the Code and the Average Contribution Percentage of the entire group of eligible Highly Compensated Employees under the Plan subject to Section 401(m) of the Code exceeds the aggregate limit of Paragraph O.2 of this Article X.

(c) The Actual Deferral Percentage of the entire group of eligible Highly Compensated Employees under the arrangement subject to Section 401(k) of the Code exceeds the 1.25 test as described in Section 401(k)(3)(A)(ii)(l) of the Code.

(d) The Average Contribution Percentage of the entire group of eligible Highly Compensated Employees under the arrangement subject to

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Section 401(m) of the Code exceeds the 1.25 test as described in Section 401(m)(2)(A)(i) of the Code.

2. Aggregate Limit. For purposes of this Paragraph O, the aggregate limit is the greater of:

(a) The sum of:

(i) 125% of the greater of (A) the Actual Deferral Percentage of the group of Non-Highly Compensated Employees eligible under the arrangement subject to Section 401(k) of the Code for the Plan Year; or (B) the Average Contribution Percentage of the group of Non-Highly Compensated Employees eligible under the Plan Year subject to Section 401(m) of the Code for the Plan Year beginning with or within the Plan Year of the arrangement subject to Section 401(k) of the Code; and

(ii) Two (2) plus the lesser of clauses (A) or (B) of Paragraph O.2(a)(i) above. In no event, however, shall this amount exceed 200% of the lesser of such clauses (A) or (B); or

(b) The sum of:

(i) 125% of the lesser of (A) the Actual Deferral Percentage of the group of eligible Non-Highly Compensated Employees under the arrangement subject to Section 401(k) of the Code for the Plan Year; or (B) the Average Contribution Percentage of the group of eligible Non-Highly Compensated Employees under the Plan subject to Section 401(m) of the Code for the Plan Year beginning with or within the Plan Year of the arrangement subject to Section 401(k) of the Code; and

(ii) Two (2) plus the greater of clauses (A) or (B) of Paragraph O.2(b)(i) above. In no event, however, should this amount exceed 200% of the greater of such clauses (A) or (B).

The Actual Deferral Percentage and the Average Contribution Percentage of the group of eligible Highly Compensated Employees shall be determined after the use of Qualified Nonelective Employer Contributions and Qualified Matching Contributions to meet the requirements of Section 401(k)(3)(A)(ii) of the Code and after using Qualified Nonelective Employer Contributions and Elective Contributions to meet the requirements of Section 401(m)(2)(A) of the Code. The Actual Deferral Percentage and the Average Contribution Percentage of the group of eligible Highly Compensated Employees shall be determined after any corrective distribution of Excess Deferrals, Excess Contributions or Excess Aggregate Contributions and after any recharacterization of Excess Contributions required without regard to this paragraph. If

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the Employer maintains two (2) or more plans subject to Section 401(k) or 401(m) of the Code, then multiple use shall be tested separately with respect to each Section 401(k) arrangement and each plan or aggregate group of plans if the Section 401(k) arrangement and each plan subject to Section 401(m) of the Code are not aggregated.

If a multiple use of the alternative limitation occurs with respect to this Plan or with respect to two (2) or more plans or arrangements maintained by the Employer, such multiple use shall be corrected by reducing the Actual Deferral Percentage or the Average Contribution Percentage of Highly Compensated Employees. The amount of the reduction to the Actual Deferral Percentage or the Average Contribution Percentage of the entire group of Highly Compensated Employees shall be calculated in a manner consistent with the method as stated in this Plan. The Employer may elect to reduce the actual deferred ratios or the Contribution Percentage ratios, as designated in Article I, either for all Highly Compensated Employees under the Plan and/or arrangements subject to the reduction or for only those Highly Compensated Employees who are eligible in both the arrangements subject to Section 401(k) of the Code and the Plan subject to Section 401(m) of the Code.

Notwithstanding the preceding paragraph, the Employer may make Qualified Nonelective Employer Contributions to correct the multiple limitations.

The restrictions of multiple use do not apply if Safe Harbor Nonelective Employer Contributions are provided to satisfy the Actual Deferral Percentage limitation or Safe Harbor Matching Contributions are either provided to satisfy the Actual Deferral Percentage limitation or the Contribution Percentage limitation, provided that the Plan does not provide for Employee After-Tax Contributions.

P. Aggregation Rules for Section 401(m) Contributions. If the Employer maintains two (2) or more plans to which Employee After-Tax Contributions or Matching Contributions are made, then the plans may be considered as a single plan for purposes of determining whether or not such plans satisfy Sections 401(a)(4), 401(m) or 410(b) of the Code, other than Section 410(b)(2)(A) of the Code. In such case, the aggregated plans must satisfy the Contribution Percentage limitation with respect to the amount of the Employee After-Tax Contributions and Matching Contributions and additionally must satisfy Sections 401(a)(4) and 410(b) of the Code as though such aggregated plans were a single plan. Whenever a Highly Compensated Employee is eligible under two (2) or more plans of the Employer which are subject to Section 401(m) of the Code, in calculating the Contribution Percentage limitation, the actual contribution ratio of such Highly Compensated Employee will be determined by treating all such plans in which such Highly Compensated Employee is an Eligible Participant as a single plan.

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Except for certain plans in existence on November 1, 1977, for Plan Years beginning after December 31, 1988, contributions allocated under a plan described in Section 4975(e)(7) of the Code cannot be combined with contributions or allocations under any plan not described in Section 4975(e)(7) of the Code including required aggregation of a Highly Compensated Employee. However, a plan described in Section 4975(e)(7) of the Code may provide for contributions as described in Section 401(k)(12) of the Code. Mandatory disaggregation shall also apply to plans described under Sections 1.401(m)-1(b)(3)(ii) and 1.401(k)-1(g)(11)(iii) of the Treasury Regulations. However, for Plan Years beginning after December 31, 1990, for purposes of the average benefit percentage test under Section 410(b)(2)(A)(ii) of the Code, a plan described in Section 4975(e)(7) of the Code shall be aggregated. For Plan Years beginning before January 1, 1991, the Employer shall have the option to aggregate such plans for purposes of the average benefit percentage test. Plans that are to be aggregated may only be aggregated if they have the same Plan Year.

The rules regarding the aggregation and disaggregation of cash or deferred arrangements and plans shall also apply for purposes of Sections 401(k)(12) and 401(m)(11) of the Code.

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XI. LIFE INSURANCE POLICIES

A. Investment and Ownership of Life Insurance Policies. The Committee may direct the Trustee to purchase life insurance policies on the life of a Participant or on a member of the Participant’s family or on the joint life expectancy of a Participant and a member of the Participant’s family. The Trustee shall be the applicant for any policies purchased, and each Participant for whom such policy is purchased shall direct in writing that the Trustee shall be recognized by the insurer as the owner of the policy having the power to exercise all rights, privileges, options, elections and other incidents of ownership granted by or permitted under the policy. The Trustee shall also be named as the Beneficiary in the application for such policy; provided, however, that the Participant shall have the right to nominate the Designated Beneficiary pursuant to Article IX of the Plan.

B. Payment of Premiums. Upon receipt of notice of the premiums due the insurer for the initial premium on policies purchased pursuant to this Article XI and upon direction of the Committee, the Trustee shall pay such premiums to said insurer. The policies shall be delivered to the Trustee, and any notices of premiums falling due under such policies thereafter shall be addressed to and such premiums shall be paid by the Trustee.

C. Accounting for Policies. The value of any policies purchased by the Trustee pursuant to this Article XI shall be included in the annual valuations of the Plan.

D. Discrimination. To the extent that policies are purchased, there shall be no discrimination between Participants as to the form, optional methods of settlement, or other provisions of said policies. However, any Participant may refuse any offer to purchase contracts for his or her benefit. Such refusal must be in writing and, when tendered, shall satisfy the anti-discrimination intent of the first sentence of this Paragraph D.

E. Disposition Upon Retirement or Total Disability. If any Participant with respect to whom a policy is held by the Trustee ceases to be a Participant as a result of termination of employment (other than by death) on or after Normal Retirement Age or Total Disability, the Trustee pursuant to the direction and discretion of the Committee shall either (i) dispose of, or convert, such policy or policies to the extent necessary or desirable in order that the proceeds of such disposition or conversion may be used to provide retirement or disability benefits to the Participant in accordance with the provisions of this Plan; or (ii) distribute such policy or policies to the Participant, provided such policy complies with Paragraph B.4(b) of Article VII.

F. Disposition Upon Other Separation From Service. Death benefits payable from policies on the life of a Participant shall cease as of the date of the Participant’s separation from service for any reason other than death, Total Disability or termination of

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employment on or after Normal Retirement Age. In such event, the Trustee, subject to the direction and discretion of the Committee, shall make one (1) of the following dispositions of such policy or polices:

1. Surrender each such policy to cash or designate itself as Beneficiary of each such policy.

2. Offer to such Participant all such policies at a price (hereafter referred to as the “purchase price”) equal to the cash value if the policy is whole life or accumulation value if the policy is interest sensitive or universal life. If the Participant accepts such offer, the purchase price shall be charged against his or her vested interest in that portion of the value of his or her Accrued Benefit not represented by such policies, and any excess of such purchase price over such vested interest shall be paid by the Participant to the Trustee in cash within 10 days after accepting such offer. If the offer is so accepted and any required payment made, the Trustee shall transfer ownership of such policies to such Participant. If such Participant does not accept such offer within 30 days after written notice from the Committee, the Trustee shall take such action as the Committee may direct to liquidate such policies in order to distribute to such Participant the amount to which he or she is entitled pursuant to this Plan.

3. Effect a policy loan upon all such policies from the insurer on the sole security of the policies in an amount determined by applying to the then cash value of each such policy a percentage equal to the excess of 100% over the percent vested in such Participant in accordance with the schedule of vesting set forth in this Plan. The loan proceeds shall go to and become the property of the Trust, and the Trustee shall, after effecting such loan, deliver such policy to the Participant subject to such loan.

G. Policy Loans. Except as provided in Paragraph F.3 of this Article XI, policy loans under the loan provisions, if any, may be made by the Trustee proportionately against all contracts held by the Trust and solely for the purpose of paying premiums under such contracts. No loan shall be made on any policy on the life of any Participant to pay premiums on the life of any other Participant.

H. Insurer Not a Party. The insurer shall not be deemed a party to this Plan, and its obligation shall be measured and determined solely by the terms of its policies. The insurer shall deal with the Trustee as the sole and absolute owner of the policies, and the insurer shall be under no obligation of inquiring or determining whether any action or failure to act on the part of the Trustee is in accordance with or authorized by the terms of this Plan. The insurer shall be fully discharged from any and all liability for any action taken or any amount paid in accordance with the direction of the Trustee, and the insurer shall not be obligated to see to the distribution or application of any money so paid. The insurer shall be fully discharged of all liability in dealing with the Trustee, as indicated on its

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records, until such time as it shall receive satisfactory evidence of the appointment and acceptance of a successor Trustee.

I. Reserved.

J. Insurance Limitations. If the Committee directs the Trustee to purchase life insurance, the following limitations shall apply:

1. The cumulative premium for ordinary life insurance contracts shall be less than 50% of the aggregate Employer contributions allocated to any Participant;

2. The cumulative premium for term and universal life insurance shall be less than 25% of the aggregate Employer contributions allocated to any Participant;

3. The cumulative premium for a combination of ordinary life insurance and term and universal life insurance contracts shall be less than 25% of the aggregate Employer contributions allocated to any Participant. However, for purposes of this Paragraph J.3, 50% of the premium paid for the ordinary life insurance policies shall be excluded from the calculations.

4. If the level annual premiums (with respect to a Participant) required to be paid on account of life insurance policies exceed the limitations described in this Paragraph J, then at the election of the Committee:

(a) Employee contributions of the Participant, if available, shall be used to sustain the level of such premiums, and if not available, the insurer shall adjust the face amount of the policies to a basis consistent with the reduced contributions applicable to payment of premiums and shall credit resulting excess cash values to succeeding premiums due under the policies; or

(b) The Committee may direct the Trustee to request the insurer to convert the existing insurance policies to paid-up policies other than term insurance and issue new policies for the lower premiums at the attained age of the Participant; or to pay over the entire cash values to the Trustee upon surrender of the policies.

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XII. TRUST

A. Payment of Contributions. All contributions under this Plan shall be paid to the Trustee to be held in trust under a Trust Agreement executed by the Employer and the Trustee, which Trust Agreement shall be incorporated herein by this reference.

B. Participant Directed Accounts. If allowed under Article I, each Participant shall have the right and power to direct the investment of all assets of the designated Accounts which have been allocated to and set aside in his or her name. Such power to direct investments shall be made in accordance with the provisions of the Trust Agreement and shall not include the power to invest in “collectibles” as defined in Section 408(m) of the Code and may be limited as described in the following paragraph.

The Committee may establish nondiscriminatory rules and procedures relating to Participants directing investments, Participants selecting brokers, Participants appointing investment managers and Plan fiduciaries meeting their duties under ERISA Section 404(c) and its regulations.

The Committee shall have the sole discretion to modify and replace any and all of these rules and procedures without further amendment to the Plan or Trust. The Committee shall notify the Trustee and Participants within a reasonable time after the adoption of any change to these rules and procedures. Inactive Participants are solely responsible for informing the Committee of current addresses where changes in these rules and procedures may be sent.

The Participant’s right to direct the investment of their Accounts may be limited by the Committee’s selection of investment options. The Committee shall have the sole discretion to delete or substitute investment options without further amendment to the Plan or Trust. Notice shall be given to Participants within a reasonable time after the adoption by the Committee of any changes in investment options. Inactive Participants shall have the sole responsibility for keeping the Committee informed of their current addresses for the Committee’s use in informing such Inactive Participants of any changes in investment options.

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XIII. THE ADMINISTRATIVE COMMITTEE

A. Committee Membership. The Sponsoring Employer shall appoint an administrative Committee of one (1) or more persons, some or all of whom may be officers or involved in management of the Employer; provided, however, that the Committee may be comprised of members of the Board, and the Employer may designate its Board to serve as the Committee as the same may be constituted from time to time. The Employer shall certify to the Trustee the names and specimen signatures of the members of the Committee. The Committee shall serve at the pleasure of the Employer and any members of the Committee may resign by written instrument addressed to the Employer and may be removed by the Employer with or without cause. While a vacancy exists, the remaining member(s) of the Committee may perform any act which the Committee is authorized to perform.

B. Named Fiduciary and Plan Administration. The Sponsoring Employer is the named fiduciary, administrator of the Plan, and agent to receive service of legal process and, except as otherwise provided for herein, shall have the authority to control and manage the operation and administration of the Plan. The Committee, as agent for the administrator and subject to the administrator’s approval, shall make such rules, regulations, interpretations and computations and shall take such other action to administer the Plan as the Committee may deem appropriate in its sole discretion. The Committee shall administer the Plan in a non-discriminatory manner consistent with the requirements of Section 401(a) of the Code. The Committee shall resolve by majority vote all questions involving the interpretation, application and administration of the Plan. The Committee’s resolution of such questions shall be final and binding upon the Participants, their Beneficiaries, and the successors, assigns, heirs and personal representatives of any of them. Subject to the provisions of Paragraph B of Article XII and the Committee’s right to delegate responsibility as set forth in the Trust, the Committee shall direct the investment of the assets of the Trust by written direction to the Trustee.

C. Compensation. The members of the Committee shall receive no compensation for acting as such, but the Employer shall reimburse the Committee for all necessary and proper expenses incurred in administering this Plan.

D. Delegation of Duties. The Committee may, from time to time, allocate to one (1) or more of its members and may delegate to any other persons or organizations any of its rights, powers, duties and responsibilities with respect to the operation and administration of the Plan. Any such allocation and delegation of responsibilities shall be reviewed at least annually by the Committee and shall be revocable upon such notice as the Committee, in its sole discretion, deems reasonable and prudent under the circumstances. The Committee, on its own behalf or on behalf of the Trustee, may employ such persons or organizations to render advice or perform services with respect to responsibilities of the Committee under the Plan as the Committee, in its sole discretion,

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determines to be necessary and appropriate; provided, however, that the Committee must employ an enrolled actuary to perform the actuarial functions required by ERISA. Such persons or organizations may include, without limitation, attorneys, accountants and financial and administrative consultants.

All or any portion of the expenses incurred for such services or advice shall be borne by the Employer, if it so elects, and if the Employer does not so elect, such expenses shall be borne by the Trust. Expenses incurred for the administration of the Plan shall be deemed a liability of the Plan until such time as the expenses are paid by the Plan either as direct payments to the service providers or as reimbursements to the Employer in cases where the Employer has directly paid the service providers; provided, however, that reimbursements paid to the Employer must occur by the last day of the Plan Year following the later of the Plan Year during which such services were performed or the Plan Year during which the Employer paid such expenses.

E. Bonding of Fiduciaries. The Committee shall be responsible for seeing that every fiduciary of the Plan and Trust and every person who handles Trust assets shall be bonded to the extent required by the provisions of Section 412 of ERISA. The cost of such bond shall be paid by the Trustee out of Trust assets, upon direction of the Committee, if the cost thereof shall not be timely paid by the Employer.

F. Action By Committee Members. If the Committee is comprised of more than one (1) member, any one (1) member may execute any form, document or other paper on behalf of the Committee and thereby bind the Committee, if the Board or the other Committee members unanimously delegate such authority in writing.

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XIV. AMENDMENT AND TERMINATION; RETURN OF EMPLOYER

CONTRIBUTIONS; PARTICIPATING EMPLOYERS

A. Amendment. The Sponsoring Employer reserves the right to amend this Plan by written instrument, at any time and from time to time, in whole or in part, including without limitation, retroactive amendments necessary or advisable to qualify this Plan and the Trust under the provisions of Section 401(a) of the Code. However, no such amendment shall (i) reduce the Accrued Benefit of any Participant to the date the amendment is adopted, except to the extent that a reduction may be permitted or required by ERISA and the Code; or (ii) divert any part of the Trust assets to purposes other than for the exclusive benefit of the Participants, retired Participants or their joint annuitants or Beneficiaries who have an interest in the Plan or for the purpose of defraying reasonable expenses of administering the Plan. Further, no amendment of the Plan shall alter, change or modify the duties, powers or liabilities of the Trustee without its consent, or permit any part of the Trust to be used to pay premiums or contributions of the Employer under any other plan maintained by the Employer for the benefit of its Employees.

If this Plan is an amendment and restatement of a prior Plan that provided for an optional form of benefit after July 30, 1994 that is not provided herein, and such form of benefit cannot be eliminated under Section 411(d)(6) of the Code and Treasury Regulations issued pursuant thereto, then such optional form of benefit shall continue to be available under this Plan to the extent necessary to satisfy Section 411(d)(6) of the Code.

B. Termination or Partial Termination or Complete Discontinuance of Contributions. The Employer has established the Plan with a bona fide intention and expectation that it will be able to make contributions indefinitely. Nevertheless, the Employer is not and shall not be under any obligation or liability whatsoever to continue making contributions or to maintain the Plan for any given length of time. The Employer may in its sole and exclusive discretion discontinue such contributions, or terminate or partially terminate the Plan in accordance with its provisions, the Code and ERISA, if applicable, at any time without any liability whatsoever for any such discontinuance, termination or partial termination. If the Plan shall be terminated, partially terminated or the contributions of the Employer shall be completely discontinued, the rights of all affected Participants in their Accrued Benefits shall thereupon become fully vested and nonforfeitable notwithstanding any other provisions of this Plan. However, the Trust shall continue until all Participants’ Accounts have been completely distributed to or for the benefit of the Participants or their Designated Beneficiaries in accordance with this Plan, unless the Board specifies that distributions shall occur as a result of such Plan termination.

Notwithstanding the foregoing, in the event the Plan is terminated, the administrative Committee shall remain in existence and all of the provisions of the Plan

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which in the opinion of said Committee are necessary to effectuate the termination of the Plan and the administration and distribution of Plan benefits shall remain in force. In addition, the Board of Directors and the Committee reserve the right to further amend or modify the Plan, including the adoption of any retroactive amendments or modifications, to the extent necessary or desirable to effectuate the termination of the Plan or if necessary or appropriate to qualify or maintain the Plan and the Trust Fund as a plan and trust meeting the requirements of Sections 401(a) and 501(a) of the Code or any other applicable law (including ERISA) and the Regulations issued thereunder, and any amendment necessary or advisable to conform the Plan to prior administrative practice shall be retroactive.

C. Return of Employer Contributions. Except as set forth in Paragraphs C.1, 2, 3 and 4 of this Article XIV, the assets of the Plan and Trust shall never inure to the benefit of the Employer and the same shall be held for the exclusive purpose of providing benefits to Participants and their Designated Beneficiaries and defraying reasonable expenses of administering the Plan and Trust.

1. Mistake of Fact. If a contribution is made by the Employer by a mistake of fact, the Trustee shall, on written direction of the Committee, return such contribution to the Employer, provided such return of contribution is made within one (1) year after the payment of such contribution.

2. Initial Qualification. Employer contributions shall be conditioned on the initial qualification of the Plan under Section 401 of the Code. If it is finally determined that the Plan is not initially qualified by the Commissioner of Internal Revenue, then such contributions shall be returned to the Employer no later than one (1) year after such final determination but only if the application for determination was filed by the time prescribed by law for filing the Employer’s return for the taxable year in which the Plan is adopted or such later date as the Secretary of the Treasury may prescribe.

3. Deductibility. Employer contributions shall be conditioned upon the deductibility of such contributions under Section 404 of the Code. If such deductions are disallowed, then such contributions (to the extent disallowed) shall be returned to the Employer no later than one (1) year after the final disallowance of the deductions.

4. Suspense Accounts. If, upon termination of the Plan, there remain Trust assets held in suspense accounts because of the application of Section 415 of the Code, the Trustee shall return such assets to the Employer.

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D. Procedure for Adoption and Withdrawal by Participating Employers.

1. Adoption of the Plan. Any member or future member of the Controlled Group, which is not already a Participating Employer under this Plan may, with the consent and approval of the Sponsoring Employer, adopt this Plan as a Participating Employer for all or any classification of persons in its employ. The adoption of this Plan by a Participating Employer shall be effected by resolution of its board of directors or other written instrument if the Participating Employer is an Unincorporated Entity. It shall not be necessary for any adopting Participating Employer to formally execute the Plan or Trust as then in effect. As to the Participating Employer, the effective date of its participation shall be stated in its resolutions, and it shall assume all the rights, obligations and liabilities of a Participating Employer under the Plan and Trust.

2. Withdrawal from the Plan. At any time, a Participating Employer, by resolution of its board of directors and notice to the Sponsoring Employer and Trustee, may withdraw from participation under the Plan. A withdrawing Participating Employer may arrange for the continuation of this Plan and Trust in a separate form for its own employees. The withdrawing Participating Employer may arrange for continuation of the Plan and Trust by merger with an existing plan and trust and may request, subject to the Sponsoring Employer’s consent, the transfer to such plan and trust of all Trust assets representing the benefits of its employees.

3. Continued Qualification of the Plan. The Sponsoring Employer may request a determination from the appropriate District Director of the Internal Revenue Service to the effect that the Plan and Trust as adopted (and amended, as the case may be) by the Participating Employer continues to meet the requirements of tax-qualified status. If such determination is denied, the adoption by the Participating Employer shall become void and inoperative and any contributions made by or for the Participating Employer shall be promptly refunded by the Trustee. Furthermore, if the Plan or the Trust in its operation becomes disqualified under the Code for any reason because of the Plan’s adoption by any Participating Employer, the portion of the Trust allocable to Participants employed by such Participating Employer shall be segregated as soon as is administratively feasible, pending the:

(a) Correction of the conditions which caused the Plan’s disqualification to the satisfaction of the Internal Revenue Service; or

(b) Re-qualification of the Plan; or

(c) Withdrawal of such Participating Employer from the Plan and a continuation by itself or its successor of a separate qualified plan, or by merger with another existing qualified plan; or

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(d) Termination of the Plan and Trust as to such Participating Employer and its Employees.

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XV. STANDARD OF CONDUCT OF FIDUCIARIES

A. Fiduciaries. Each member of the Board and of the Committee and any other person to whom any fiduciary responsibility with respect to the Plan or Trust is allocated or delegated shall discharge his or her duties and responsibilities with respect to the Plan or Trust in accordance with the standards set forth in Section 401(a)(1) of ERISA and Paragraph B of this Article XV.

B. Fiduciary Duties. Subject to Sections 403(c) and (d), 4042, and 4044 of ERISA, a fiduciary shall discharge his or her duties with respect to the Plan solely in the interest of the Participants and Beneficiaries and:

1. For the exclusive purpose of:

(a) Providing benefits to Participants and their Beneficiaries; and

(b) Defraying reasonable expenses of administering the Plan;

2. With the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

3. By diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

4. In accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of this title.

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XVI. MERGERS, CONSOLIDATIONS AND TRANSFERS OF ASSETS

A. Merger or Consolidation of the Plan. If this Plan and its Trust merge or consolidate with, or transfer assets or liabilities to, any other qualified plan of deferred compensation, no Participant shall, solely on account of such merger, consolidation or transfer, be entitled to a benefit on the date following such event which is less than the benefit to which he or she was entitled on the date preceding such event, such benefits to be determined as if the Plan had terminated on the date preceding such event (except that there shall be no grant of full vesting).

B. Transfers From Other Qualified Plans – Rollovers. There may be transferred to the Trustee, subject to the approval of the Employer, all or any of the assets held (whether by a trustee, custodian or otherwise) on behalf of any other plan which satisfies the applicable requirements of Section 401(a) of the Code, or any qualified Rollover Contributions which are maintained for the benefit of any persons who are or are about to become Participants. The Employer may require proof that a prior determination was made by the Internal Revenue Service that such transfer will not affect the qualified status of the Plan and Trust. Any such transfer of assets or Rollovers shall be held and administered in accordance with Article X of the Plan.

C. Transfer To Eligible Retirement Plans. Upon direction of the Participant delivered to the Committee, the Trustee is hereby authorized to transfer the assets representing the Vested Accrued Benefit of any Participant under this Plan to the Trustee of an Eligible Retirement Plan.

D. Transfer or Merger of Money Purchase Pension Plan to this Plan. Notwithstanding any provision of this Plan to the contrary, to the extent that any optional form of benefit under this Plan permits a distribution prior to Normal Retirement Age, death, disability, severance from employment or Plan termination, such optional form of benefit shall not be available with respect to benefits attributable to assets (including the earnings thereon) and liabilities that are transferred, within the meaning of Section 414(l) of the Code, to this Plan from a money purchase pension plan qualified under Section 401(a) of the Code (other than any portion of those assets and liabilities attributable to voluntary employee contributions).

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XVII. MISCELLANEOUS

A. Limitation of Rights and Employment Relationship. Neither the establishment of the Plan and Trust nor any modification thereof, nor the creating of any fund or account, nor the payment of any benefits shall be construed as giving to any Participant or other person any legal or equitable right against the Employer or the Trustee except as provided in the Plan and Trust Agreement; and in no event shall the terms of employment of any Employee or Participant be modified or in any way be affected by the provisions of the Plan or Trust Agreement.

B. Payments to Missing Persons. If the Trustee is unable to effect deliver of any distribution to the person entitled to receive it or, upon such person’s death, to such person’s Designated Beneficiary, it shall so advise the Committee and the Committee shall give written notice to such person at his or her last known address as shown in the Employer’s records. If such person shall not have presented himself or herself to the Employer after one (1) year from the date of mailing such notice, then such distribution shall be forfeited and applied to reduce current and future Employer contributions or allocated if Article I so provides. Alternatively, the Trustee shall have the discretion to use other means to protect the Participant’s or Beneficiary’s vested Accrued Benefit. A missing Participant’s vested Accrued Benefit shall be reinstated if a claim is later made by the Participant or Beneficiary of the Participant for the forfeited benefit and such claim is approved by the Committee.

C. Spendthrift Provisions. Except with respect to a Participant loan, neither the Employer nor the Trustee shall recognize any transfer, mortgage, pledge, hypothecation, order or assignment by any Participant or Beneficiary of all or any part of his or her interest under the Plan and Trust. Any attempt by a Participant or Beneficiary to assign, alienate, sell, transfer, pledge or encumber his or her benefits shall be void. A Participant’s or Beneficiary’s interest shall not be subject in any manner to transfer by operation of law, and shall be exempt from the claims of creditors or other claimants (including but not limited to, debts, contracts, liabilities or torts) from all orders, decrees, levies, garnishments and/or executions and other legal or equitable process or proceedings against such Participant or Beneficiary to the full extent which may be permitted by law.

Notwithstanding the foregoing, this Paragraph C shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a Qualified Domestic Relations Order. The Committee shall determine whether any domestic relations order submitted with respect to a Participant’s benefits is a Qualified Domestic Relations Order and shall establish procedures for making such determination and notifying interested parties of its ruling. A domestic relations order entered into before January 1, 1985 (i) shall be treated as a Qualified Domestic Relations Order if the payment of benefits pursuant to the order has commenced as of such date; or (ii) at

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the Committee’s discretion, may be treated as a Qualified Domestic Relations Order if the payment of benefits has not commenced as of January 1, 1985, even though the order does not satisfy the requirements of Section 414(p) of the Code.

D. Indemnification. The Employer shall indemnify and hold harmless the members of the Board of Directors and the Committee to whom any fiduciary responsibility with respect to the Plan is allocated or delegated, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of their duties, responsibilities and obligations under the Plan and under ERISA, other than such liabilities, costs and expenses as may result from the bad faith or criminal acts of such persons.

E. Applicable Laws; Severability. The provisions of the Plan shall be construed and enforced according to ERISA and the Code and, to the extent applicable, according to the laws of the state in which the Sponsoring Employer maintains its principal place of business; provided, further, that if any provision is susceptible to more than one (1) interpretation, such interpretation shall be given thereto as is consistent with the Plan being a qualified employees’ profit sharing or pension plan within the meaning of the Code. If any provision of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be fully effective.

The Employer has executed this Plan on the              day of                         , 200  .

BAY-VANGUARD FEDERAL SAVINGS BANK

By:
Its:

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FIRST AMENDMENT TO THE

BAY-VANGUARD FEDERAL SAVINGS BANK

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BAY-VANGUARD FEDERAL SAVINGS BANK, a Maryland corporation (the “Employer”), hereby amends the 401(k) PROFIT SHARING PLAN to be effective as specified below:

1. The following paragraph is added to the Plan’s preamble:

“This amendment of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first Plan Year beginning after December 31, 2001. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.”

2. Paragraph H.2 of Article I is amended to add the following:

“Effective on and after January 1, 2002, catch-up contributions described in Paragraph D.2 of Article IV shall apply.”

“Effective on and after December 31, 2001, a Participant will have the right to increase his or her Elective Contributions from a maximum of 25% of his or her Compensation to 25% of his or her Compensation.”

3. If applicable, Paragraph M.4 of Article I is amended to replace 25% with 100% wherever it appears.

4. Effective after December 31, 2001, Paragraph T of Article I is amended to accept Rollover Contributions and direct rollovers of Eligible Rollover Distributions from the types of plans specified below:

“A qualified plan described in Section 401(a) or 403(a) of the Code, excluding Employee After-Tax Contributions.”

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“An annuity contract described in Section 403(b) of the Code.”

“An eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.”

“A Rollover Contribution of the portion of a distribution from an individual retirement account or annuity described in Section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income.”

5. Paragraph V of Article I with respect to Matching Contributions is amended to add the following:

“Any Participant who completes an Hour of Service in a Plan Year beginning after December 31, 2001 with Accrued Benefits derived from Matching Contributions shall be vested as follows:

Years of Vesting Service	Vested Percentage
Less than 2	0%
2	20%
3	40%
4	60%
5	80%
6 or more	100%

If the six (6) year graded vesting schedule applies to Matching Contributions, Paragraph K of Article VI shall apply.

6. Paragraph BB of Article I is amended to add the following paragraph:

“A Participant who receives a distribution of Elective Contributions in calendar year 2001 on account of hardship shall be prohibited from making Elective Contributions and Employee After-Tax Contributions under this Plan and all other plans of the Employer for six (6) months after receipt of the distribution or until January 1, 2002, if later.”

7. Paragraph DD of Article I is amended to add Paragraph DD.5:

“5. For distributions made after December 31, 2001 to

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Participants who have separated from service after December 31, 2001, this Plan shall exclude Rollover Contributions (and earnings allocable thereto) in determining the value of the Participant’s vested Accrued Benefit for purposes of the involuntary cash-out limit of $5,000.”

8. Paragraph EE of Article I is amended to add the following paragraph:

“Distribution upon severance from employment shall apply for distributions after December 31, 2001 for severances from employment occurring after December 31, 2001.”

9. Paragraph A.11 of Article II is amended to add subparagraph (c):

“(c) For Plan Years beginning after December 31, 2001, the annual Compensation of each Participant taken into account in determining allocations for any Plan Year shall not exceed $200,000. The Compensation Limitation shall be adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual Compensation means Compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year.”

10. Paragraph A.11 of Article II is amended to add a reference to subparagraph (c) in the last paragraph thereof.

11. Paragraph A.16 of Article II is amended to add the following sentence:

“Effective for Limitation Years beginning after December 31, 2001, Defined Contribution Dollar Limitation means $40,000 as adjusted for increases in the cost-of-living under Section 415(d) of the Code.”

12. Paragraph A.28 of Article II is amended to add the following paragraph:

“For distributions made after December 31, 2001, an Eligible Retirement Plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. An Eligible Retirement Plan shall also apply in the case of a distribution made to a Surviving Spouse, or to a Spouse or

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former Spouse who is the alternate payee under a Qualified Domestic Relation Order.”

13. Paragraph A.29 of Article II is amended to add the following paragraphs:

“Notwithstanding the above, any amount that is distributed on account of hardship on and after January 1, 2002, shall not be an Eligible Rollover Distribution and the Distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.

A portion of a distribution made after December 31, 2001 shall not fail to be an Eligible Rollover Distribution merely because the portion consists of Employee After-Tax Contributions which are not includible in gross income. However, such portion may be transferred only to a traditional individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.”

14. Paragraph D.2 of Article IV is amended to add the following:

“If provided in Paragraph H.2 of Article I, all Employees who are eligible to make Elective Contributions under this Plan and who have attained age 50 by the end of the taxable year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.”

15. Paragraph H of Article IV is amended to add the following paragraph:

“Except to the extent permitted under H.2 of Article I as amended by this amendment relating to catch-up contributions and Section 414(v) of the Code, if applicable, no Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year.”

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16. Paragraph P of Article IV is amended to add Paragraph P.7:

“7. If provided in Article I, this paragraph shall apply for distributions and severances from employment occurring after the dates specified in Article I. A Participant’s Elective Contributions, Qualified Nonelective Employer Contributions, Qualified Matching Contributions, and earnings attributable to such contributions shall be distributed on account of the Participant’s severance from employment. However, such distributions shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.”

17. Subparagraph Q.3(c) of Article IV is amended to add the following paragraph:

“Notwithstanding the preceding paragraph, a Participant who receives a distribution of Elective Contributions after December 31, 2001, on account of hardship shall be prohibited from making Elective Contributions and Employee After-Tax Contributions under this and all other plans of the Employer for six (6) months after receipt of the distribution. A Participant who receives a distribution of Elective Contributions in calendar year 2001 on account of hardship shall be prohibited from making Elective Contributions and Employee After-Tax Contributions under this and all other plans of the Employer for the period specified by the Employer in Article I.”

18. Paragraph E.1 of Article V is amended in its entirety to read as follows:

“1. Dollar Amount and Percentage Limitations. Except to the extent permitted under H.2 of Article I as amended by this amendment relating to catch-up contributions, and Section 414(v) of the Code, the Annual Addition to a Participant’s Accounts shall not exceed the lesser of:

(a) The Defined Contribution Dollar Limitation; or

(b) 100% of the Participant’s Section 415 Compensation for the Limitation Year; provided, however, that this compensation limitation shall not apply to:

(i) Any contribution for medical benefits (within the meaning of Section 401(h) or 419A(f)(2) of the Code) after separation from service which is otherwise treated as an Annual Addition; or

(ii) Any amount otherwise treated as an Annual Addition under Section 415(l)(1) of the Code.

(c) For purposes of applying the limitation described in this

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Paragraph E, Section 415 Compensation shall include elective amounts that are not includible in the gross income of the Employee by reason of Section 132(f)(4) of the Code.”

19. Paragraph B.3 of Article VI is amended to add the following paragraph:

“If provided in Article I, for purposes of this Paragraph B.3, the value of a Participant’s vested Accrued Benefit shall be determined without regard to that portion of the vested Accrued Benefit that is attributable to Rollover Contributions (and earnings allocable thereto). If the value of the Participant’s vested Accrued Benefit as so determined is $5,000 or less, the Plan shall distribute the Participant’s entire vested Accrued Benefit.”

20. Paragraph H of Article VII is amended to add the following sentence to the second to last paragraph:

“Effective for Plan loans made after December 31, 2001, the preceding sentence prohibiting loans to any Owner-Employee or Shareholder-Employee shall cease to apply.”

The provisions of items 21 through 25 of this amendment shall apply for purposes of determining whether the Plan is a top-heavy plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001 and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years.

21. The following paragraph is added to the preamble of Article VIII:

“For Plan Years beginning after December 31, 2001, the top-heavy requirements of Section 416 of the Code and Paragraph E of this Article VIII shall not apply, if this Plan consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and Matching Contributions that comply with the requirements of Section 401(m)(11) of the Code. ”

22. Paragraph A.2 of Article VIII is amended for Plan Years beginning after December 31, 2001 to read as follows:

“Key Employee” means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was (i) an officer of the Employer having Section 415 Compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002); (ii) a 5% Owner of the Employer; or (iii) a 1% Owner of the Employer having Section 415 Compensation of more than $150,000. The

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determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.”

23. Paragraph C.2 of Article VIII is amended to add the following paragraph:

“For Plan Years beginning after December 31, 2001, the present values of Accrued Benefits and Accounts of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the one (1) year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from employment, death, or Total Disability, this provision shall be applied by substituting five (5) year period for one (1) year period.”

24. Paragraph C.5 of Article VIII is amended to add the following paragraph:

“For Plan Years beginning after December 31, 2001, Accounts and Accrued Benefits of any individual who has not performed services for the Employer during the one (1) year period ending on the Determination Date shall not be taken into account.”

25. Paragraph E.3 of Article VIII is amended to add the following paragraph:

“For Plan Years beginning after December 31, 2001, Matching Contributions shall be taken into account for purposes of satisfying the top-heavy minimum contribution requirements of Section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to Matching Contributions under this Plan or, if Article I provides that the minimum contribution requirement shall be met in another plan, such other plan. Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as Matching Contributions for purposes of the Contribution Percentage test and other requirements of Section 401(m) of the Code.”

26. Paragraph B of Article X is amended to add the following paragraph:

“If provided in Article I, this Plan will accept Rollover Contributions and direct rollovers of distributions made after December 31, 2001, from the types of plans specified in Article I, beginning on the effective date specified in Article I.”

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27. Paragraph O of Article X is amended to add Paragraph O.3:

“3. Repeal of Multiple Use.

For Plan Years beginning after December 31, 2001, the multiple use test described in Treasury Regulation Section 1.401(m)-2 and this Paragraph O shall not apply.”

IN WITNESS WHEREOF, the Employer has caused this First Amendment to be executed by its duly represented officer, this              day of                     , 20      .

EMPLOYER:

By:
Its:

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SECOND AMENDMENT TO THE

BAY-VANGUARD FEDERAL SAVINGS BANK

401(k) PROFIT SHARING PLAN

BAY-VANGUARD FEDERAL SAVINGS BANK, a Maryland corporation (the “Employer”), hereby amends the 401(k) PROFIT SHARING PLAN to be effective as specified below:

1. Paragraph K of Article I is amended to add the following paragraph:

“Effective for Plan Years beginning on and after 01/01/1998 and Limitation Years beginning on and after 01/01/1998, for purposes of the definition of Compensation under this Paragraph K, Paragraphs A.30, A.41 and A.76 of Article II, Paragraph E.1 of Article V and Paragraphs A.2 and E of Article VIII, amounts under Section 125 of the Code include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Section 125 of the Code only if the Employer does not request or collect information regarding the Participant’s other health coverage as part of the enrollment process for the health plan.”

2. Paragraph PP.4 of Article I is amended to add the following paragraphs:

“Notwithstanding the preceding paragraph and any inconsistent provisions of the Plan, for purposes of determining required minimum distributions for Distribution Calendar Years beginning with the 2003 calendar year, as well as required minimum distributions for the 2002 Distribution Calendar Year that are made on or after January 1, 2002, this Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with Final and Temporary Regulations issued on April 17, 2002.

For purposes of this Paragraph PP.4 and Article VII, Distribution Calendar Year means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant’s required beginning date. For distributions beginning after the Participant’s death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under subparagraph C.2(a) of Article VII. The required minimum distribution for the Participant’s first Distribution Calendar Year will be made on or before the Participant’s required beginning date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant’s required beginning date occurs, will be made on or before December 31 of that Distribution Calendar Year.”

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3. Paragraph PP.5 is added to the Article I to read as follows:

“5. Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries. The provisions of subparagraph C.2(a) of Article VII of the Plan will not be modified.”

4. Paragraph PP.6 is added to the Article I to read as follows:

“6. Election to Allow Participants or Beneficiaries to elect the 5-Year Rule. Participants or Beneficiaries may not elect on an individual basis whether the 5-year rule or the life expectancy rule in subparagraph C.2(a), (d), (e) and (f) of Article VII of the Plan applies to distributions after the death of a Participant who has a Designated Beneficiary. ”

5. Paragraph PP.7 is added to the Article I to read as follows:

“7. Election to Allow Designated Beneficiary Receiving Distributions Under 5-Year Rule to Elect Life Expectancy Distributions. A Designated Beneficiary who is receiving payments under the 5-year rule may not make a new election to receive payments under the life expectancy rule.”

6. Effective on and after the date specified in Paragraph PP.4 of Article I, Paragraph B.9 of Article VII is amended to delete the last three (3) paragraphs.

7. The following new Paragraphs are added as B.10, B.11 and B.12 and the former Paragraph B.10 is redesignated as Paragraph B.13:

“10. Coordination with Minimum Distribution Requirements Previously in Effect. If Article I specifies an effective date to apply the Final and Temporary Regulations under Section 401(a)(9) of the Code that is earlier than calendar years beginning with the 2003 calendar year, required minimum distributions for 2002 under this Article VII will be determined as follows:

(a) If the total amount of 2002 required minimum distributions under the Plan made to the Distributee or Designated Beneficiary prior to the effective date stated in Paragraph PP.4 of Article I equals or exceeds the required minimum distributions determined after the effective date in such Paragraph, then no additional distributions will be required to be made for 2002 on or after such date to the Distributee or Designated Beneficiary.

(b) If the total amount of 2002 required minimum distributions under the Plan made to the Distributee or Designated Beneficiary prior to the effective date of

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Paragraph PP.4 of Article I is less than the amount determined after the effective date of such Paragraph, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the Distributee or Designated Beneficiary will be the amount determined after the effective date specified in Paragraph PP.4 of Article I.

Notwithstanding the other provisions of this Article VII, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of TEFRA and the provisions of Paragraph G of this Article VII.

11. Amount of Required Minimum Distribution During the Participant’s Lifetime. During the Participant’s lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

(a) the quotient obtained by dividing the Participant’s account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Final Treasury Regulations, using the Participant’s age as of the Participant’s birthday in the Distribution Calendar Year; or

(b) if the Participant’s sole Designated Beneficiary for the Distribution Calendar Year is the Participant’s Spouse, the quotient obtained by dividing the Participant’s account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Final Treasury Regulations, using the Participant’s and Spouse’s attained ages as of the Participant’s and Spouse’s birthdays in the Distribution Calendar Year.

For purposes of Paragraphs B and C of this Article VII, a Participant’s account balance shall equal his or her Accrued Benefit as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the Distribution Calendar Year if distributed or transferred in the valuation calendar year.

For purposes of required minimum distributions, life expectancy, where applicable, shall be computed by use of the Single Life Table in Section 1.401(a)(9)-4 of the Final Treasury Regulations.

For the purposes of Paragraphs B and C of this Article VII, Designated Beneficiary means the individual who is designated as the Beneficiary as described in Paragraph A.19 of Article II and is the Designated Beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

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Required minimum distributions will be determined under this Paragraph B.11 beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant’s date of death.

12. Forms of Distribution. Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first Distribution Calendar Year distributions will be made in accordance with Paragraph B.11 and subparagraphs C.2(b), (c), (d), (e) and (f) of this Article VII. If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Final and Temporary Treasury Regulations issued on April 17, 2002.”

8. Paragraph C.2 of Article VII is amended in its entirety to read as follows:

“2. Time of Distribution Upon Death. Upon the death of a Participant, the following distribution provisions shall apply:

(a) If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(i) If the Participant’s Surviving Spouse is the Participant’s sole Designated Beneficiary, then, except as provided in Article I, distributions to the Surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70½, if later.

(ii) If the Participant’s Surviving Spouse is not the Participant’s sole Designated Beneficiary, then, except as provided in Article I, distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(iii) If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(iv) If the Participant’s Surviving Spouse is the Participant’s sole Designated Beneficiary and the Surviving Spouse dies after the Participant but before

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distributions to the Surviving Spouse begin, this subparagraph C.2(a), other than subparagraph C.2(a)(i), will apply as if the Surviving Spouse were the Participant.

For purposes of this Paragraph C.2, unless subparagraph C.2(a)(iv) applies, distributions are considered to begin on the Participant’s required beginning date. If subparagraph C.2(a)(iv) applies, distributions are considered to begin on the date distributions are required to begin to the Surviving Spouse under subparagraph C.2(a)(i). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s required beginning date (or to the Participant’s Surviving Spouse before the date distributions are required to begin to the Surviving Spouse under subparagraph C.2(a)(i)), the date distributions are considered to begin is the date distributions actually commence.

(b) If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s Designated Beneficiary, determined as follows:

(i) The Participant’s remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one (1) for each subsequent year.

(ii) If the Participant’s Surviving Spouse is the Participant’s sole Designated Beneficiary, the remaining life expectancy of the Surviving Spouse is calculated for each Distribution Calendar Year after the year of the Participant’s death using the Surviving Spouse’s age as of the Spouse’s birthday in that year. For Distribution Calendar Years after the year of the Surviving Spouse’s death, the remaining life expectancy of the Surviving Spouse is calculated using the age of the Surviving Spouse as of the Spouse’s birthday in the calendar year of the Spouse’s death, reduced by one (1) for each subsequent calendar year.

(iii) If the Participant’s Surviving Spouse is not the Participant’s sole Designated Beneficiary, the Designated Beneficiary’s remaining life expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant’s death, reduced by one (1) for each subsequent year.

(c) If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the Participant’s remaining life expectancy calculated

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using the age of the Participant in the year of death, reduced by one (1) for each subsequent year.

(d) Except as provided in Article I, if the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the remaining life expectancy of the Participant’s Designated Beneficiary, determined as provided in subparagraph C.2(b) and (c) of the Article VII.

(e) If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(f) If the Participant dies before the date distributions begin, the Participant’s Surviving Spouse is the Participant’s sole Designated Beneficiary, and the Surviving Spouse dies before distributions are required to begin to the Surviving Spouse under subparagraph C.2(a)(i), then subparagraphs C.2(d), (c) and (f) of this Article VII will apply as if the Surviving Spouse were the Participant.”

IN WITNESS WHEREOF, the Employer has caused this Second Amendment to be executed by its duly represented officer, this              day of                     , 20    .

EMPLOYER:

By:
Its:

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BAY-VANGUARD FEDERAL SAVINGS BANK
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